EXECUTION VERSION

SIXTH STREET FUNDING LLC,

Depositor

WELLS FARGO BANK, N.A.,
Master Servicer, Securities Administrator and Custodian

MOREQUITY, INC.,
Servicer

GREEN TREE SERVICING LLC,
Designated Successor Servicer

and

U.S. BANK NATIONAL ASSOCIATION,
Trustee

POOLING AND SERVICING AGREEMENT

Dated January 31, 2010

American General Mortgage Loan Trust 2010-1

American General Mortgage Pass-Through Certificates, Series 2010-1

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS

5

Section 1.01.

Defined Terms

5

Section 1.02.

Accounting

34

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE

 OF CERTIFICATES

34

Section 2.01.

Conveyance of Mortgage Loans

34

Section 2.02.

Acceptance by Trustee or Custodian

37

Section 2.03.

Repurchase of Mortgage Loans

38

Section 2.04.

Representations and Warranties of the Depositor

41

Section 2.05.

Representations, Warranties and Covenants of the Servicer

42

Section 2.06.

Representations, Warranties and Covenants of the Master

Servicer

43

Section 2.07.

Issuance of Certificates

45

Section 2.08.

Execution and Delivery of Certificates

45

ARTICLE III

ADMINISTRATION AND SERVICING OF THE TRUST FUND

46

Section 3.01.

Master Servicing and Servicing of the Mortgage Loans;

Subservicing; Designated Successor Servicing

46

Section 3.02.

Delinquency and Default

51

Section 3.03.

Collection of Mortgage Loan Payments

52

Section 3.04.

Rights of the Depositor, the Securities Administrator and the

Trustee in Respect of the Master Servicer

52

Section 3.05.

Designated Successor Servicer

52

Section 3.06.

Servicer Custodial Account, Master Servicer Custodial

Account, Distribution Account; Interest Reserve Account and

Class P Account

53

Section 3.07.

Collection of Taxes, Assessments and Similar Items; Escrow

Accounts

58

Section 3.08.

Permitted Withdrawals from the Servicer Custodial Account,

the Master Servicer Custodial Account and the Distribution

Account

60

Section 3.09.

Maintenance of Hazard Insurance

62

-i-

Section 3.10.

Fidelity Bond; Errors and Omissions Insurance

63

Section 3.11.

REO Property

63

Section 3.12.

Due-on-Sale Clauses; Assumption and Substitution

Agreements

65

Section 3.13.

Custodian to Cooperate; Release of Files

65

Section 3.14.

Master Servicing, Servicing and Designated Successor

Servicing Compensation

66

Section 3.15.

Annual Statement as to Compliance

66

Section 3.16.

Annual Independent Certified Public Accountants’ Reports

67

Section 3.17.

Access to Certain Documentation and Information Regarding

the Mortgage Loans; Access to Servicing Systems and Data

67

Section 3.18.

Liability of Parties; Indemnification

68

Section 3.19.

Advance Facility

70

ARTICLE IV

FLOW OF FUNDS

72

Section 4.01.

Interest and Principal Distributions

72

Section 4.02.

Other Distributions

75

Section 4.03.

Allocation of Losses and Subsequent Recoveries

78

Section 4.04.

Method of Distribution

79

Section 4.05.

Distributions on Book-Entry Certificates

80

Section 4.06.

Statements

80

Section 4.07.

Remittance Reports; Master Servicer’s Certificate

83

Section 4.08.

Servicer Reports to Depositor

83

Section 4.09.

Compliance with Withholding Requirements

84

ARTICLE V

THE CERTIFICATES

84

Section 5.01.

The Certificates

84

Section 5.02.

Registration of Transfer and Exchange of Certificates

84

Section 5.03.

Mutilated, Destroyed, Lost or Stolen Certificates

91

Section 5.04.

Persons Deemed Owners

92

Section 5.05.

Appointment of Paying Agent

92

Section 5.06.

Class R Certificate

93

ARTICLE VI

THE SERVICER, THE MASTER SERVICER AND THE

DEPOSITOR

93

Section 6.01.

Liability of the Servicer, the Master Servicer and the Depositor

93

-ii-

Section 6.02.

Merger or Consolidation of, or Assumption of the Obligations

of, the Servicer, the Master Servicer or the Designated

Successor Servicer

93

Section 6.03.

Designated Successor Servicer, Servicer and Master Servicer

Not to Resign

94

Section 6.04.

Delegation of Duties

94

ARTICLE VII

DEFAULT

95

Section 7.01.

Events of Default

95

Section 7.02.

Remedies of Trustee

100

Section 7.03.

Directions by Certificateholders and Duties of Trustee During

Master Servicer Event of Default

100

Section 7.04.

Action upon Certain Failures of the Master Servicer and upon

Master Servicer Event of Default

100

Section 7.05.

Successor Servicers to Act; Trustee to Act; Appointment of

Successor

101

Section 7.06.

Notification to Succession

103

ARTICLE VIII

THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE

CUSTODIAN

103

Section 8.01.

Duties of Trustee and Securities Administrator

103

Section 8.02.

Certain Matters Affecting the Trustee and the Securities

Administrator

104

Section 8.03.

Neither the Trustee nor the Securities Administrator is Liable

for Certificates or Mortgage Loans

105

Section 8.04.

Trustee and Securities Administrator May Own Certificates

107

Section 8.05.

Trustee, Custodian and Securities Administrator Compensation

and Expenses

107

Section 8.06.

Eligibility Requirements for Trustee and Securities

Administrator

107

Section 8.07.

Resignation or Removal of Trustee or Securities Administrator

108

Section 8.08.

Successor Trustee or Securities Administrator

108

Section 8.09.

Merger or Consolidation of Trustee, Securities Administrator

or Custodian

109

Section 8.10.

Appointment of Co-Trustee or Separate Trustee

109

-iii-

Section 8.11.

Limitation of Liability

111

Section 8.12.

Trustee or Securities Administrator May Enforce Claims

Without Possession of Certificates

111

Section 8.13.

Suits for Enforcement

112

Section 8.14.

Waiver of Bond Requirement

112

Section 8.15.

Waiver of Inventory, Accounting and Appraisal Requirement

112

Section 8.16.

Appointment of Custodian

112

ARTICLE IX

REMIC AND GRANTOR TRUST ADMINISTRATION

113

Section 9.01.

REMIC Administration

113

Section 9.02.

Prohibited Transactions and Activities

115

Section 9.03.

Payment with Respect to Certain Taxes

115

Section 9.04.

Grantor Trust Administration

116

ARTICLE X

TERMINATION

117

Section 10.01.

Termination

117

Section 10.02.

Additional Termination Requirements

119

ARTICLE XI

MISCELLANEOUS PROVISIONS

119

Section 11.01.

Amendment

119

Section 11.02.

Recordation of Agreement; Counterparts

121

Section 11.03.

Limitation on Rights of Certificateholders

122

Section 11.04.

Governing Law; Jurisdiction

122

Section 11.05.

Notices

123

Section 11.06.

Severability of Provisions

123

Section 11.07.

Article and Section References

124

Section 11.08.

[RESERVED]

124

Section 11.09.

Third Party Beneficiary

124

Section 11.10.

Waiver of Jury Trial

124

Section 11.11.

Acts of Certificateholders

124

Section 11.12.

Non-Petition

125

-iv-

EXHIBITS

Exhibit A-1A	Form of Rule 144A Global Class A-1 Certificate
Exhibit A-1B	Form of Rule 144A Global Class A-2 Certificate
Exhibit A-1C	Form of Rule 144A Global Class A-3 Certificate
Exhibit A-1D	Form of Rule 144A Global Class A-4 Certificate
Exhibit A-2A	Form of Temporary Regulation S Global Class A-1 Certificate
Exhibit A-2B	Form of Temporary Regulation S Global Class A-2 Certificate
Exhibit A-2C	Form of Temporary Regulation S Global Class A-3 Certificate
Exhibit A-2D	Form of Temporary Regulation S Global Class A-4 Certificate
Exhibit A-3A	Form of Permanent Regulation S Global Class A-1 Certificate
Exhibit A-3B	Form of Permanent Regulation S Global Class A-2 Certificate
Exhibit A-3C	Form of Permanent Regulation S Global Class A-3 Certificate
Exhibit A-3D	Form of Permanent Regulation S Global Class A-4 Certificate
Exhibit C-CE	Form of Class CE Certificates
Exhibit C-P	Form of Class P Certificates
Exhibit C-R	Form of Class R Certificate
Exhibit D	Mortgage Loan Schedule
Exhibit E	Form of Request for Release
Exhibit F	Form of Certification as to Mortgage File
Exhibit G	Form of Lost Note Affidavit
Exhibit H	Form of ERISA Representation
Exhibit I-1	Form of Transferor Certificate (Rule 144A to Rule 144A)
Exhibit I-2	Form of Transferor Certificate (Rule 144A to Regulation S)
Exhibit I-3	Form of Transferor Certificate (Regulation S to Rule 144A)
Exhibit I-4	Form of Transferor Certificate (Regulation S to Regulation S)
Exhibit J-1	Form of Transferee Certificate (Rule 144A to Rule 144A)
Exhibit J-2	Form of Transferee Certificate (Ru1e 144A to Regulation S)
Exhibit J-3	Form of Transferee Certificate (Regulation S to Rule 144A)
Exhibit J-4	Form of Transferee Certificate (Regulation S to Regulation S)
Exhibit K	Form of Class R Certificate Transfer Affidavit
Exhibit L	Monthly Information Provided by Servicer to Master Servicer
Exhibit M	Form of Reports to Depositor
Exhibit N	Delegated Authority Guidelines

-v-

SIXTH STREET FUNDING LLC, as depositor (the “Depositor”), WELLS FARGO BANK, N.A., as master servicer (the “Master Servicer”), as securities administrator (the “Securities Administrator”), and as custodian (the “Custodian”), MOREQUITY, INC., as servicer (the “Servicer”), Green Tree Servicing LLC, as designated successor servicer (the “Designated Successor Servicer”) and U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”), are entering into this Pooling and Servicing Agreement, dated January 31, 2010 (the “Agreement”).

PRELIMINARY STATEMENT

The Depositor intends to transfer Mortgage Loans and certain other property to the Trust and in return receive certain pass-through certificates (collectively, the “Certificates”), to be issued hereunder in multiple Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder.  The Certificates will consist of seven Classes of Certificates, designated as (i) the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates, (ii) the Class CE Certificates, (iii) the Class P Certificates and (iv) the Class R Certificates.  The descriptions of the Lower Tier REMIC and the Upper Tier REMIC that follow are part of the Preliminary Statement.  Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved pursuant to the terms of Section 11.01 hereof in a manner that preserves the validity of such REMIC elections described below.

Lower Tier REMIC

As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (“REMIC”) for federal income tax purposes, and such segregated pool of assets will be designated as the “Lower Tier REMIC.”  The Lower Tier REMIC shall not include the Grantor Trust or any Servicer Prepayment Charge Payment Amounts.  The Class LR Interest will represent the sole class of “residual interests” in the Lower Tier REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Lower Tier REMIC Pass-Through Rate and the initial Uncertificated Balance for each of the Lower Tier Regular Interests.  None of the Lower Tier Regular Interests will be certificated.

Designations	Initial Uncertificated Balance	Lower Tier REMIC Pass-Through Rate
LT-AA	$982,599,615.70	Variable(1)
LT-A1	$5,013,260.00	Variable(1)
LT-A2	$751,990.00	Variable(1)
LT-A3	$751,990.00	Variable(1)
LT-A4	$651,730.00	Variable(1)
LT-ZZ	$12,884,083.38	Variable(1)
LT-P	$100	(2)

(1)

Calculated in accordance with the definition of “Lower Tier REMIC Pass-Through Rate” herein.

(2)

The Class LT-P Interest will not bear interest and will be entitled to all the Prepayment Charges received with respect to the Mortgage Loans.

The foregoing Lower Tier REMIC structure is intended to cause all the cash from the Mortgage Loans to flow through the Upper Tier REMIC as cash flow on an Upper Tier Regular Interest, without creating any shortfall, actual or potential (other than for losses), to any Upper Tier Regular Interest.  To the extent that the structure is believed to diverge from such intention, the party identifying such ambiguity or drafting error shall notify the other parties hereto, and the parties hereto shall attempt to resolve such ambiguity or drafting error in accordance with Section 11.01 hereto.

Upper Tier REMIC

As provided herein, the Securities Administrator will make an election to treat the segregated pool of assets consisting of the Lower Tier Regular Interests and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the “Upper Tier REMIC.”  The Upper Tier REMIC shall not include the Grantor Trust or any Servicer Prepayment Charge Payment Amounts.  The Class UR Interest will represent the sole class of “residual interests” in the Upper Tier REMIC for purposes of the REMIC Provisions.

The following table irrevocably sets forth (or describes) the Upper Tier Regular Interest designation, the initial Uncertificated Balance and the Upper Tier REMIC Pass-Through Rate for each Upper Tier Regular Interest comprising the “regular interests” in the Upper Tier REMIC for purposes of the REMIC Provisions.

Designation	Initial Uncertificated Balance	Upper Tier REMIC Pass-Through Rate
A-1	$501,326,000.00	Variable(1)
A-2	$75,199,000.00	Variable(1)
A-3	$75,199,000.00	Variable(1)
A-4	$65,173,000.00	Variable(1)
CE	(2)	(2)
P	$100.00	(3)

(1)

Interest for each Distribution Date will accrue on these Upper Tier Regular Interests at a per annum rate equal to the lesser of (i) the related Pass-Through Rate of the Corresponding Class of Certificates and (ii) the Net WAC Cap for such Distribution Date.

(2)

Solely for federal income tax purposes, the Class CE Upper Tier Regular Interest will have an Uncertificated Balance equal to the Overcollateralization Amount, which as of the Closing Date will equal the Initial Overcollateralization Amount. The Class CE Upper Tier Regular Interest will bear interest at its REMIC Pass-Through Rate on its Notional Amount.

(3)

The Class P Upper Tier Regular Interest will not bear interest.  The Class P Upper Tier Regular Interest will be entitled to 100% of the amounts distributed on the Class LT-P Interest.

SUMMARY OF CERTIFICATES

The following table sets forth (or describes) the Class designation, Pass-Through Rate, and Original Class Certificate Principal Balance for each Class of Certificates comprising the interests in the Trust Fund created hereunder:

Class	Original Class Certificate Principal Balance	Pass-Through Rate
Class A-1	$501,326,000.00	5.15% (1)
Class A-2	$75,199,000.00	5.65% (1)
Class A-3	$75,199,000.00	5.65% (1)
Class A-4	$65,173,000.00	5.65% (1)
Class CE	(2)	(2)
Class P	$100.00	(3)
Class R	N/A	N/A

(1)

Interest for each Distribution Date will accrue on these Certificates at a per annum rate (the “Certificate Interest Rate”) equal to the lesser of (i) the Pass-Through Rate specified in the table above and (ii) the Net WAC Cap for such Distribution Date.

(2)

Solely for federal income tax purposes, the Class CE Certificates will have a principal balance equal to the Overcollateralization Amount, which as of the Closing Date will equal the Initial Overcollateralization Amount.  The Class CE Certificate will be entitled to 100% of the amounts distributed on the Class CE Upper Tier Regular Interest and will have the obligation to pay Cap Carryover Amounts.

(3)

The Class P Certificates will not bear interest.  The Class P Certificates will be entitled to 100% of the amounts distributed on the Class P Upper Tier Regular Interest and Servicer Prepayment Charge Payment Amounts.

ARTICLE I

DEFINITIONS

Section 1.01.

Defined Terms.

Whenever used in this Agreement (including the exhibits hereto) or in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

1933 Act:  The Securities Act of 1933, as amended.

Account:  Any of the Servicer Custodial Account, the Master Servicer Custodial Account, the Distribution Account, Interest Reserve Account, the Class P Account or the Escrow Accounts.

Accrued Certificate Interest:  With respect to each Distribution Date and Class of Offered Certificates, an amount equal to the interest accrued at the applicable Certificate Interest Rate during the related Interest Accrual Period on the Certificate Principal Balance of such Class of Certificates immediately prior to such Distribution Date.  Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Administration Expenses: For any Collection Period, any accrued and unpaid expenses and indemnities (other than any Unreimbursed Servicer Default Expenses) that are expressly payable by the Trust to the Master Servicer, the Securities Administrator, the Custodian, the Designated Successor Servicer or the Trustee hereunder.  For the avoidance of doubt, any Administration Expenses that are not paid in any calendar year due to the operation of the proviso set forth in Section 3.08(b)(vi) hereof or the definition of “Payable Trustee/DSS Expenses” shall constitute Administration Expenses in the immediately following calendar year.

Administration Fee: With respect to any Collection Period, the fee payable to any entity acting as Master Servicer, Custodian and Securities Administrator equal to one-twelfth of the product of the Administration Fee Rate and the Pool Balance as of the first day of such Collection Period.

Administration Fee Rate: Means a rate per annum rate equal to 0.01375%.

Advanced Default: As defined in the Delegated Authority Guidelines.

Advance Facility:  As defined in Section 3.19 hereof.

Advance Facility Notice:  As defined in Section 3.19 hereof.

Advance Financing Person:  As defined in Section 3.19 hereof.

Advance Reimbursement Amounts:  As defined in Section 3.19 hereof.

Adverse REMIC Event:  As defined in Section 9.01(f) hereof.

Affiliate:  With respect to any Person, any other Person controlling, controlled by or under common control with such Person.  For purposes of this definition, “control” means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and “controlling” and “controlled” shall have meanings correlative to the foregoing.

Agreement:  This Pooling and Servicing Agreement and all amendments and supplements hereto.

American General: American General Finance Corporation, an Indiana corporation, its successors and assigns.

Applicable Regulations:  As to any Mortgage Loan, all federal, state and local laws, statutes, rules and regulations applicable thereto.

Applied Realized Loss Amount:  With respect to each Distribution Date, the excess, if any, of (a) the aggregate Certificate Principal Balance of the Offered Certificates (after giving effect to (i) any reduction of the Certificate Principal Balance for any Class of Offered Certificates as a result of the distribution of Available Funds on such Distribution Date and (ii) any increase of the Certificate Principal Balance for any of the Class A-2 Certificates, Class A-3 Certificates or the Class A-4 Certificates as a result of the allocation of Subsequent Recoveries on such Distribution Date) over (b) the sum of the Pool Balance plus the aggregate Stated Principal Balance of the  REO Properties, in each case as of the end of the related Collection Period.

Appraised Value:  With respect to any Mortgaged Property, the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan or an automated valuation model or tax assessed value (if permitted by the applicable mortgage loan program) and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined either in an appraisal obtained at the time of refinancing or an automated valuation model or tax assessed value (if permitted by the applicable mortgage loan program).

Arbitration Review: A binding arbitration process held before or in front of a single arbitrator, to be conducted in accordance with the Commercial Financial Dispute Arbitration Rules of the American Arbitration Association, pursuant to which a dispute between American General and the applicable Requesting Certificateholders as to whether any Disputed Mortgage Loan is required to be repurchased pursuant to the terms of this Agreement and the Mortgage Loan Purchase Agreement shall be settled; provided, that, Arbitration Reviews shall be conducted twice per calendar year, and each Arbitration Review shall include the arbitration of all then outstanding Disputed Mortgage Loans.  Notwithstanding the foregoing, in no event shall any Arbitration Review be conducted if there are no outstanding Disputed Mortgage Loans to be included in such Arbitration Review.  American General shall reasonably determine the place and time of each Arbitration Review.

Assignment:  An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect or record the sale of the Mortgage.

Assumed Final Maturity Date:  As to each Class of Certificates, the date set forth as such in the Preliminary Statement.

Auction Successor Servicer: As defined in Section 7.01(b)(ii) hereof.

Available Funds:  As to any Distribution Date, the sum of the Interest Remittance Amount, the Interest Reserve Distribution (if applicable) and the Principal Remittance Amount for such Distribution Date.

Bankruptcy Code:  Title 11 of the United States Code, as amended.

Bid: The proposed Servicing Fee Rate submitted by a prospective servicer for which such prospective servicer would agree to assume all of the rights, duties and obligations as servicer hereunder.

Book-Entry Certificates:  Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly, as a “Depository Participant,” or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 5.02 hereof).  On the Closing Date, only the Offered Certificates shall be Book-Entry Certificates.

Bulk Loans:  As defined in the Delegated Authority Guidelines.

Business Day:  Any day other than (i) a Saturday or a Sunday, (ii) a day on which the New York Stock Exchange or Federal Reserve is closed or (iii) a day on which banking institutions in the State of Indiana or the State of New York, or in the city in which the Corporate Trust Offices of the Securities Administrator or the Trustee is located, or the state or states in which the Corporate Trust Offices of the Trustee or the Securities Administrator are located are required or authorized by law or executive order to be closed.

Cap Carryover Amount:  For any Distribution Date and any Class of Offered Certificates, an amount equal to the sum of (x) if, on such Distribution Date, the Accrued Certificate Interest for such Class of Offered Certificates is based upon the Net WAC Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date based on the related Pass-Through Rate, over (ii) the amount of interest such Class received on such Distribution Date based on the Net WAC Cap and (y) the unpaid portion of any such excess for such Class of Offered Certificates from prior Distribution Dates (and interest accrued thereon at the Pass-Through Rate on such Class).

Certificate:  Any Offered Certificate, Class P Certificate, Class CE Certificate or Class R Certificate.

Certificate Custodian:  Initially, Wells Fargo Bank, N.A.; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Securities Administrator.

Certificate Interest Rate:  With respect to each Distribution Date and any Class of Certificates, a per annum rate equal to the lesser of (i) the related Pass-Through Rate for such Class of Certificates and (ii) the Net WAC Cap for such Distribution Date

Certificate Owner:  With respect to each Book-Entry Certificate, any beneficial owner thereof.

Certificate Principal Balance:  With respect to any Class of Offered Certificates and any Distribution Date, the Original Class Certificate Principal Balance of such Class of Certificates (a) reduced (but not below zero) by the sum of (i) all amounts actually distributed in respect of principal of such Class on all prior Distribution Dates and (ii) in the case of the Class A-2 Certificates, Class A-3 Certificates or Class A-4 Certificates, the Applied Realized Loss Amounts allocated thereto for previous Distribution Dates and (b) increased (but not in excess of the Original Class Certificate Balance of such Class) by, in the case of the Class A-2 Certificates, Class A-3 Certificates or Class A-4 Certificates, any Subsequent Recoveries allocated to such Class for previous Distribution Dates.  The Class CE Certificates and Class R Certificates do not have a Certificate Principal Balance.  With respect to any Offered Certificate of a Class and any Distribution Date, Certificate Principal Balance means the portion of the Certificate Principal Balance of such Class represented by such Certificate equal to the product of the Percentage Interest evidenced by such Certificate and the Certificate Principal Balance of such Class.

Certificate Register and Certificate Registrar:  The register maintained and registrar appointed pursuant to Section 5.02 hereof.

Certificateholder or Holder:  The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or non-U.S. Person shall not be a Holder of the Class R Certificate for any purpose hereof.

Certificateholder Reviewed Defective Mortgage Loan:  As defined in Section 3.17 hereof.

Class:  Collectively, Certificates which have the same priority of payment and bear the same class designation and the form of which is identical except for variation in the Percentage Interest evidenced thereby.

Class A Certificate:  Any one of the Certificates with an “A” designated on the face thereof substantially in the forms annexed hereto executed by the Securities Administrator on behalf of the Trust and authenticated and delivered by the Certificate Registrar.  The Class A-1, Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates each represent a regular interest in the Upper Tier REMIC for purposes of the REMIC Provisions and the right to receive Cap Carryover Amounts as set forth herein.  For federal income tax purposes, (i) the Offered Certificates each represent a regular interest in the Upper Tier REMIC for purposes of the REMIC Provisions and the right to receive amounts from the Grantor Trust Subaccount as set forth herein and (ii) the Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates each represent the obligation to pay Cap Carryover Amounts.

Class CE Certificate:  Any one of the Certificates with a “CE” designated on the face thereof substantially in the forms annexed hereto executed by the Securities Administrator on behalf of the Trust and authenticated and delivered by the Certificate Registrar, each representing a regular interest in the Upper Tier REMIC for purposes of the REMIC Provisions, the obligation to pay Cap Carryover Amounts and the right to receive amounts from the Grantor Trust Subaccount as set forth herein.

Class CE Distributable Amount:  With respect to any Distribution Date, the sum of (i) the Uncertificated Accrued Interest with respect to the Class CE Upper Tier Regular Interest less the amount (without duplication) of Cap Carryover Amounts paid by the Class CE Certificates pursuant to Section 4.01 on such Distribution Date, (ii) on each Distribution Date on or after the Certificate Principal Balances of the Offered Certificates have been reduced to zero, up to the sum of any remaining Overcollateralization Amounts and (iii) the amounts distributable to the Class CE Certificate from the Grantor Trust Subaccount pursuant to Section 3.06(e).

Class P Certificate:  Any one of the Certificates with a “P” designated on the face thereof substantially in the forms annexed hereto executed by the Securities Administrator on behalf of the Trust and authenticated and delivered by the Certificate Registrar, each representing a regular interest in the Upper Tier REMIC for purposes of the REMIC Provisions and the right to receive Servicer Prepayment Charge Payment Amounts as set forth herein.

Class LR Interest:  The residual interest in the Lower Tier REMIC for purposes of the REMIC Provisions.

Class P Account:  The account created or maintained by the Securities Administrator pursuant to Section 3.06(f) hereof.

Class R Certificate:  The Class R Certificate executed by the Securities Administrator on behalf of the Trust, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit C-R and evidencing the ownership of the Class LR Interest and the Class UR Interest.

Class UR Interest:  The residual interest in the Upper Tier REMIC for purposes of the REMIC Provisions.

Closing Date:  March 30, 2010.

Code:  The Internal Revenue Code of 1986, as it may be amended from time to time.

Collection Period:  With respect to (x) the initial Distribution Date, the two calendar months preceding the month in which such Distribution Date occurs and (y) any other Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

Corporate Trust Office:  With respect to the Trustee, the office of the Trustee, which office at the date of the execution of this Agreement is located at 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota  55107, Attention:  Structured Finance, AGF, Series 2010-1, or at such other address as the Trustee may designate from time to time by notice to the

Certificateholders, the Depositor, the Servicer, the Designated Successor Servicer, the Custodian, the Securities Administrator and the Master Servicer.  With respect to the Securities Administrator, the principal corporate trust office of the Securities Administrator at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this Agreement is located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention:  Client Manager – AGF 2010-1, and for certificate transfer purposes is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention:  Corporate Trust Services – AGF 2010-1, or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders, the Designated Successor Servicer, the Depositor, the Servicer, the Custodian, the Trustee and the Master Servicer.

Corresponding Class or Classes:  The Class of interests in one REMIC created under this Agreement that corresponds to the Class of interests in another REMIC or to a Class of Certificates in the manner set out below:

Lower Tier Regular Interest	Upper Tier Regular Interest	Corresponding Class of Certificates
LT-A1	Class A-1 Interest	Class A-1 Certificates
LT-A2	Class A-2 Interest	Class A-2 Certificates
LT-A3	Class A-3 Interest	Class A-3 Certificates
LT-A4	Class A-4 Interest	Class A-4 Certificates
LT-P	Class P Interest	Class P Certificates
N/A	Class CE Interest	Class CE Certificates

Custodian:  Wells Fargo Bank, N.A., a national banking association, and thereafter, the Custodian, if any, hereinafter appointed by the Trustee pursuant to Section 8.16.  The Custodian may (but need not) be the Trustee (provided the Trustee meets the requirement of Section 8.16) or any Person directly or indirectly controlling or controlled by or under common control of the Trustee.

Customary Servicing Procedures:  The Servicer’s normal servicing practices, which shall conform to the mortgage servicing practices of prudent mortgage servicing institutions that service for their own account, or the account of others, mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.  In the event of any conflict between Customary Servicing Procedures and the Delegated Authority Guidelines, the terms of the Delegated Authority Guidelines shall govern and be applicable.

Cut-off Date: The close of business on January 31, 2010.

Cut-off Date Aggregate Principal Balance:  The aggregate of the Cut-off Date Principal Balances of the Mortgage Loans.

Cut-off Date Principal Balance:  With respect to any Mortgage Loan, the Stated Principal Balance thereof as of the Cut-off Date.

DAG Party:  Means (i) for so long as American General or any Affiliate of American General holds any of the Class R Certificates or Class CE Certificates, the Depositor or (ii) if neither American General nor any Affiliate of American General holds the Class R Certificates or Class CE Certificates, the Servicer.

Daily Servicer Report:  As defined in Section 4.08 hereof.

Debt Service Reduction:  With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

Default: As defined in the Delegated Authority Guidelines.

Defective Mortgage Loan:  A Mortgage Loan repurchased or to be repurchased by a Seller or, if applicable, American General pursuant to the Mortgage Loan Purchase Agreement and Section 2.03 hereof.

Deferral: Any postponement of a Monthly Payment or any portion thereof pursuant to a workout process to avoid foreclosure.

Deferred Principal Balance:  With respect to any Mortgage Loan modified under the MHA Program on any date, so that a portion of the Stated Principal Balance thereof is interest-bearing and amortizing, and the remainder is a non-interest-bearing balloon payment Deferred to maturity or final payment on such Mortgage Loan or to the sale of the related Mortgaged Property, the excess, if any, of (i) the Stated Principal Balance of such Mortgage Loan after any modification (e.g. Deferral of principal, capitalization of advances, etc.) made on such date over (ii) the interest-bearing and amortizing portion of the Stated Principal Balance of such Mortgage Loan following modification.

Deficient Valuation:  With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding Stated Principal Balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code and which results in a reduction of the secured debt to such value.

Definitive Certificates:  As defined in Section 5.02(c)(iii) hereof.

Delegated Authority Guidelines: The set of servicing guidelines developed by the Servicer governing certain of the Servicer’s collection efforts and loss mitigation policies with respect to delinquent and defaulted Mortgage Loans attached hereto as Exhibit N, as amended from time to time.  Upon any revision to the Delegated Authority Guidelines, the Servicer shall promptly send a copy of the revised guidelines to the Master Servicer, the Rating Agency and the Designated Successor Servicer.

Delinquent:  Any Mortgage Loan with respect to which the Monthly Payment due on a Due Date is not made prior to the first succeeding Due Date for such Mortgage Loan.  Unless otherwise specified, with respect to any date of determination, determinations of delinquency shall be made as of the last day of the prior calendar month.

Denomination:  The amount, if any, specified on the face of each Certificate (other than the Class CE and Class R Certificates) of a Class representing the principal portion of the Original Class Certificate Principal Balance of such Class evidenced by such Certificate.

Depositor:  Sixth Street Funding LLC, a Delaware limited liability company, and its successors and assigns.

Depository:  The initial depository shall be The Depository Trust Company, whose nominee is Cede & Co., or any other organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.  The Depository shall initially be the registered Holder of the Book-Entry Certificates.  The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

Depository Participant:  A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

Designated Successor Servicer: Green Tree, its successors and assignees; provided, that, if Green Tree becomes servicer hereunder or resigns pursuant to Section 6.03 hereof, there shall no longer be a Designated Successor Servicer hereunder and all references to “Designated Successor Servicer” or “designated successor servicer” herein shall be of no further force and effect.

Designated Successor Servicer Fee: With respect to any Collection Period, the fee payable to the Designated Successor Servicer equal to one-twelfth of the product of the Designated Successor Servicer Fee Rate and the Pool Balance as of the first day of such Collection Period.  The Designated Successor Servicer Fee shall be payable from amounts collected by the Servicer in respect of interest on the Mortgage Loans.

Designated Successor Servicer Fee Rate: Means a rate per annum rate equal to (x) so long as Green Tree is the Designated Successor Servicer hereunder, 0.02% or (y) in the event Green Tree is no longer the Designated Successor Servicer hereunder, 0.00%.

Disputed Mortgage Loan: As defined in Section 2.03(a) hereof.

Disqualified Organization:  Any of (i) a “disqualified organization” under Section 860E of the Code, which as of the Closing Date is any of:  (A) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (B) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code or (C) any organization described in Section 1381(a)(2)(C) of the Code, or (ii) any other Person so designated by the Securities Administrator based upon an Opinion of Counsel provided by nationally recognized counsel to the Securities Administrator that the holding of an ownership interest in the Class R Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class R Certificate to such Person.  A corporation shall not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and a majority of its board of directors is not selected by a governmental unit.  The term “United States,” “state” and “international organization” shall have the meanings set forth in Section 7701 of the Code.

Distribution Account:  The account or accounts created and maintained by the Securities Administrator pursuant to Section 3.06(c), which shall be entitled “Distribution Account, Wells Fargo Bank, N.A., as Securities Administrator for U.S. Bank National Association, as Trustee, in trust for registered Holders of American General Mortgage Loan Trust 2010-1, American General Mortgage Pass-Through Certificates, Series 2010-1,” and which must be an Eligible Account.  The Grantor Trust Subaccount, Lower Tier Distribution Subaccount and Upper Tier Distribution Subaccount shall be subaccounts of the Distribution Account.  Funds in the Distribution Account shall be held in trust for the Holders of the Certificates for the uses and purposes set forth in this Agreement.

Distribution Date:  The 25th day of any calendar month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in April 2010.

Distribution Date Statement:  As defined in Section 4.06(a) hereof.

Due Date:  With respect to each Mortgage Loan and any Distribution Date, the day of the prior calendar month on which the Monthly Payment for such Mortgage Loan was due, exclusive of any grace period.

Early Stage Default: As defined in the Delegated Authority Guidelines.

Early Stage Delinquency: As defined in the Delegated Authority Guidelines.

Eligible Account:  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated “A–1” by S&P and “P-1” by Moody’s at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity and the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated “P-1” by Moody’s at the time any amounts are held on deposit therein.  Eligible Accounts may bear interest.  If an account ceases to be an Eligible Account as described above, the account shall be moved within fifteen (15) Business Days to a depository which does satisfy one of the clauses above.

Eligible Investments:  Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Servicer, the Depositor, the Designated Successor Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Custodian or any of their respective Affiliates or for which an Affiliate of the Depositor, the Servicer, the Designated Successor Servicer, the Master Servicer, the Securities Administrator, the Trustee or the Custodian serves as an advisor (or for which any such party may provide services or receive compensation):

(i)

direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii)

(A) demand and time deposits in, certificates of deposit of, bankers’ acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee, the Securities Administrator or the Master Servicer or any of their agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a short-term uninsured debt rating in one of the two highest available rating categories of S&P and in the highest available rating category of Moody’s and provided that each such investment has an original maturity of no more than 365 days and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

(iii)

repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated “A” or higher by S&P and “Aaa” or higher by Moody’s, provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market prices plus accrued interest or (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee, the Servicer, the Master Servicer or the Securities Administrator, as the case may be, in exchange for such collateral and (C) be delivered to the Trustee, the Servicer, the Master Servicer or the Securities Administrator or, if the Trustee, the Servicer, the Master Servicer or the Securities Administrator, as applicable, is supplying the collateral, an agent for the Trustee, the Servicer, the Master Servicer or the Securities Administrator, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

(iv)

securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by each Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency in its highest short-term unsecured debt rating available at the time of such investment; and

(vi)

units of money market funds registered under the Investment Company Act of 1940 (including funds managed or advised by the Trustee, the Securities Administrator, the Master Servicer, the Custodian or affiliates thereof) that, if rated by each Rating Agency, are rated in its highest rating category (if so rated by such Rating Agency);

provided, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

Escrow Account:  The account or accounts created and maintained pursuant to Section 3.07.

Escrow Payments:  The amounts constituting ground rents, taxes, assessments, Primary Mortgage Insurance Policy premiums, fire and hazard insurance premiums, flood insurance premiums, condominium charges and other payments as may be required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

Estate in Real Property:  A fee simple estate in a parcel of real property.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

Exchange Date: Means, with respect to any Offered Certificates, the 40th day after the Closing Date.

FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

FHFA:  The Federal Housing Finance Agency.

Final Appointment Date: As defined in Section 7.01 hereof.

Financing Person’s Designee: As defined in Section 3.19 hereof.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended.

Freddie Mac:  Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

Grantor Trust:  That portion of the Trust exclusive of the Trust REMICs consisting of (a) the right of the Offered Certificates to receive Cap Carryover Amounts, (b) the obligation of the Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates and Class CE Certificate to pay Cap Carryover Amounts and (c) the Grantor Trust Subaccount.

Grantor Trust Subaccount:  A subaccount of the Distribution Account designated by the Securities Administrator pursuant to Section 3.06(c) into which all payments of Cap Carryover Amounts are deemed deposited.  The Grantor Trust Subaccount shall not be an asset of any REMIC formed under this Agreement.  Funds in the Grantor Trust Subaccount shall be held uninvested.

Green Tree: Green Tree Servicing LLC, a Delaware limited liability company, and its successors and assigns.

HAFA: The Home Affordable Foreclosure Alternatives Program of November 2009, as it may be amended from time to time.

HAMP:  The Home Affordable Modification Program of May 2009, as it may be amended from time to time.

Homes Act:  The Helping Families Save Their Homes Act of 2009, as it may be amended from time to time.

Imminent Default: As defined in the Delegated Authority Guidelines.

Independent:  When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Designated Successor Servicer, the Servicer, the Custodian, the Trustee, the Master Servicer, the Securities Administrator and their respective Affiliates, (ii) does not have any direct financial interest in or any material indirect financial interest in the Depositor, the Designated Successor Servicer, the Servicer, the Custodian, the Trustee, the Master Servicer, the Securities Administrator or any Affiliate thereof, and (iii) is not connected with the Depositor, the Servicer, the Designated Successor Servicer, the Custodian, the Trustee, the Master Servicer, the Securities Administrator or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Servicer, the Designated Successor Servicer, the Custodian, the Trustee, the Master Servicer, the Securities Administrator or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, the Servicer, the Designated Successor Servicer, the Custodian, the Trustee, the Master Servicer, the Securities Administrator or any Affiliate thereof, as the case may be.

Initial Overcollateralization Amount:  $285,755,669.08.

Insurance Proceeds:  Proceeds of any title policy, hazard policy, Primary Mortgage Insurance Policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property, required to be deposited in an Escrow Account or released to the Mortgagor in accordance with Customary Servicing Procedures, subject to the terms and conditions of the related Mortgage Note and Mortgage.

Interest Accrual Period: With respect to any Distribution Date shall be the calendar month preceding the month in which such Distribution Date occurs.

Interest Carry Forward Amount:  For any Class of Offered Certificates and any Distribution Date, the sum of (a) the excess, if any, of the sum of the Accrued Certificate Interest and any Interest Carry Forward Amount for such Class with respect to the prior Distribution Date, over the amount in respect of interest actually distributed on such Class on such prior Distribution Date and (b) interest on such excess at the applicable Pass-Through Rate with respect to the related Interest Accrual Period.

Interest Remittance Amount:  As to any Distribution Date, (A) the sum, without duplication, of (i) the interest portion of Monthly Payments collected by the Servicer during the related Collection Period, (ii) the portion of any payment in connection with any Principal Prepayment (but excluding any Prepayment Charge) allocable to interest with respect to the Mortgage Loans received by the Servicer during the related Prepayment Period, (iii) the interest portion of REO Proceeds and Net Liquidation Proceeds received by the Servicer during the related Prepayment Period, (iv) any Reimbursement Amounts received with respect to the Mortgage Loans during the related Prepayment Period, (v) the portion of any Purchase Price received by the Master Servicer during the related Prepayment Period allocable to interest and (vi) on the Distribution Date on which the Mortgage Loans and related REO Property are purchased in accordance with Section 10.01 hereof, that portion of the Termination Price in respect of interest minus (B) to the extent paid out of the amounts set forth in (A) above, the sum of the Servicing Fee, the Administration Fee and the Designated Successor Servicer Fee for the related Collection Period, any amounts which are reimbursable with respect to Servicing Advances with respect to the Mortgage Loans, including, without limitation, pursuant to Sections 3.07(d), 3.08(a) and 3.08(b), any Unreimbursed Servicer Default Expenses or Master Servicing Transfer Costs paid by the Trust and any other amounts reimbursable or payable to the Servicer, the Depositor, the Master Servicer, the Custodian or the Securities Administrator pursuant to this Agreement, including, without limitation, pursuant to Sections 3.01(a), 3.08, 3.18 and 9.01(c).  For the avoidance of doubt, the Interest Reserve Distribution for any Distribution Date shall not be treated as Interest Remittance Amount.

Interest Reserve Account: The account or accounts created and maintained by the Securities Administrator pursuant to Section 3.06(g), which shall be titled “Interest Reserve Account, Wells Fargo Bank, N.A., as Securities Administrator for U.S. Bank National Association, as Trustee, in trust for registered Holders of American General Mortgage Loan Trust 2010-1, American General Mortgage Pass-Through Certificates, Series 2010-1,” and which must be an Eligible Account.  Funds in the Interest Resreve Account shall be held in trust for the Holders of the Certificates for the uses and purposes set forth in this Agreement.

Interest Reserve Amount: An amount equal to the product of (x) the aggregate Original Class Certificate Principal Balance of the Class A Certificates and (y) 1.6%.

Interest Reserve Distribution:  As defined in Section 3.06(g) hereof.

Liquidated Mortgage Loan:  As to any Distribution Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with Customary Servicing Procedures, as of the end of the related Prepayment Period, that all Liquidation Proceeds which it expects to recover with respect to the liquidation, taking by power of eminent domain or condemnation or sale of the Mortgage Loan or Mortgaged Property, as applicable, or disposition of the related REO Property have been recovered.

Liquidation Proceeds:  The sum of all:  (i) Insurance Proceeds with respect to a Mortgage Loan, (ii) condemnation proceeds received with respect to a Mortgage Loan, to the extent not released to the Mortgagor in accordance with Customary Servicing Procedures and (iii) other cash amounts received and retained in connection with the liquidation, taking, sale or other disposition of such Mortgage Loan or Mortgaged Property (including REO Property) pursuant to this Agreement.

Loan-to-Value Ratio:  With respect to any Mortgage Loan as of the date of origination, the ratio, expressed as a percentage, on such date of the outstanding principal balance of the Mortgage Loan to the Appraised Value of the related Mortgaged Property.

Losing Party: The losing party of any arbitration with respect to a Disputed Mortgage Loan.

Lost Note Affidavit:  The lost note affidavit signed by a Seller which is in the form of Exhibit G hereto.

Lower Tier Distribution Amount:  As defined in Section 4.02(d).

Lower Tier Distribution Subaccount:  The sub-account of the Distribution Account designated by the Securities Administrator pursuant to Section 3.06(c).

Lower Tier Interests: The Lower Tier Regular Interests and the Class LR Interest.

Lower Tier Principal Loss Allocation Amount:  With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans and related REO Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Balances of the Lower Tier Corresponding Marker Interests, and the denominator of which is the aggregate of the Uncertificated Balances of the Lower Tier Corresponding Marker Interests and the Class LT-ZZ Interest.

Lower Tier Regular Interests: A regular interest in the Lower Tier REMIC which is held as an asset of the Upper Tier REMIC and is entitled to monthly distributions as provided in Section 4.02 hereof.  Any of the Class LT-AA Interest, the Lower Tier Corresponding Marker Interests, the Class LT-ZZ Interest and the Class LT-P Interest are Lower Tier Regular Interests.

Lower Tier REMIC:  As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, $100 deposited by the Depositor on the Closing Date, such amounts as shall be held in the Lower Tier Distribution Subaccount, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.  The Lower Tier REMIC shall not include any Servicer Prepayment Charge Payment Amounts or the Grantor Trust.

Lower Tier REMIC Interest Loss Allocation Amount:  With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans and related REO Properties then outstanding and (ii) the Lower Tier REMIC Pass-Through Rate for the Class LT-AA Interest minus the Marker Rate, divided by (b) 12.

Lower Tier REMIC Overcollateralized Amount:  With respect to any date of determination, (i) 1% of the aggregate Uncertificated Balances of the Lower Tier Regular Interests minus (ii) 1% of the aggregate of the Uncertificated Balances of the Lower Tier Corresponding Marker Interests and 1% of the Class LT-P Interest, in each case as of such date of determination.

Lower Tier REMIC Pass-Through Rate:  With respect to the Class LT-AA Interest, the Lower Tier Corresponding Marker Interests and the Class LT-ZZ Interest, the Net WAC Cap.  The Class LT-P Interest has no Lower Tier REMIC Pass-Through Rate.

Lowest Successor Rate: As defined in Section 7.01(b).

Majority Certificateholders:  The Holders of Certificates evidencing at least 51% of the Voting Rights.

Marker Rate:  With respect to the Class CE Upper Tier Regular Interest and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Lower Tier REMIC Pass-Through Rates for the Lower Tier Corresponding Marker Interests and the Class LT-ZZ Interest, (i) with the rate on each such Lower Tier Corresponding Marker Interest subject to a cap equal to the lesser of (a) the Pass-Through Rate of its Corresponding Class of Certificates and (b) the Net WAC Cap for the purpose of this calculation and (ii) with the rate on the Class LT-ZZ Interest subject to a cap of zero for the purpose of this calculation.

Master Servicer:  Wells Fargo Bank, N.A., a national banking association, its successors and assigns and, if a successor master servicer is appointed hereunder, such successor, as master servicer.

Master Servicer Custodial Account:  The account or accounts created and maintained by the Master Servicer pursuant to Section 3.06(b), which shall be entitled “Master Servicer Custodial Account, Wells Fargo Bank, N.A., as Master Servicer, in trust for registered Holders of American General Mortgage Loan Trust 2010-1, American General Mortgage Pass-Through Certificates, Series 2010-1,” and which must be an Eligible Account.  The Master Servicer Custodial Account shall be deemed to be a sub-account of the Distribution Account.

Master Servicer Custodial Account Reinvestment Income:  For each Distribution Date, all income and gain net of any losses realized since the preceding Distribution Date (or since the

Closing Date, in the case of the initial Distribution Date) from Eligible Investments of funds in the Master Servicer Custodial Account.

Master Servicer’s Certificate:  The monthly report required by Section 4.07(b).

Master Servicing Officer:  Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Securities Administrator and the Trustee by the Master Servicer, as such list may from time to time be amended.

Master Servicing Transfer Costs:  All reasonable costs and expenses (including attorney’s fees) incurred by the Trustee or a successor master servicer in connection with the transfer of master servicing or servicing from a predecessor master servicer, including, without limitation, any reasonable costs or expenses associated with the complete transfer of all master servicing data or servicing data and the completion, correction or manipulation of such master servicing data or servicing data as may reasonably be required by the Trustee or successor master servicer to correct any errors or insufficiencies in the master servicing data or servicing data or otherwise to enable the Trustee or a successor master servicer to master service or service, as the case may be, the applicable Mortgage Loans properly and effectively.

Master Servicer Event of Default:  Any one of the conditions or circumstances enumerated in Section 7.01(c).

Maximum LT-ZZ Uncertificated Accrued Interest Deferral Amount:  With respect to any Distribution Date, the excess of (a) accrued interest at the Lower Tier REMIC Pass-Through Rate applicable to the Class LT-ZZ Interest for such Distribution Date on a balance equal to the Uncertificated Balance of the Class LT-ZZ Interest minus the Lower Tier REMIC Overcollateralized Amount, in each case for such Distribution Date, over (b) Uncertificated Accrued Interest on the Lower Tier Corresponding Marker Interests, with the rate on each such Lower Tier Corresponding Marker Interest subject to a cap equal to the lesser of (a) the Pass-Through Rate of the Corresponding Class of Certificates and (b) the Net WAC Cap for the purpose of this calculation.

MERS: The Mortgage Electronic Registration Systems, Inc.

MERS Mortgage Loan:  Any MOM Mortgage Loan or any other Mortgage Loan as to which MERS or its designee is (or is intended to be) the mortgagee of record and as to which a MIN has been assigned.

MHA Program:  The federal Homeowner Affordability and Stability Plan, as it may be amended from time to time.

MIN:  A MERS Mortgage Identification Number assigned to a Mortgage Loan registered under MERS.

MOM Mortgage Loan:  A Mortgage Loan where the related Mortgage names MERS or its designee as the original mortgagee thereof, as to which a MIN has been assigned, and which Mortgage has not been assigned to any other person.

Monthly Payment:  The scheduled monthly payment of principal and interest on a Mortgage Loan due on any Due Date which, unless otherwise specified herein, shall give effect to (i) any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan, (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act or similar state law, any future National Defense Authorization Act or similar governmental programs and (iii) any Servicer Modification that affects the monthly payment due on such Mortgage Loan, including any modification resulting in a Deferred Principal Balance.

 Moody’s:  Moody’s Investors Service, Inc., and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, “Moody’s” shall be deemed to refer to any other “nationally recognized statistical rating organization” set forth on the most current list of such organizations released by the Securities and Exchange Commission and reasonably selected by the Servicer.

Mortgage:  The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

Mortgage File:  The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan.

Mortgage Interest Rate:  With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note (after giving effect to the Relief Act and comparable state law, any future National Defense Authorization Act and similar governmental programs and any modifications of such Mortgage Loan, including, but not limited to, any Servicer Modification under the MHA Program).  With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

Mortgage Loan:  Each mortgage loan identified in the Mortgage Loan Schedule attached hereto as Exhibit D.

Mortgage Loan Purchase Agreement:  The Mortgage Loan Purchase Agreement, dated January 31, 2010, among the Sellers, American General and the Depositor.

Mortgage Loan Schedule:  As of any date with respect to the Mortgage Loans, the list of such Mortgage Loans included in the Trust Fund on such date attached hereto as Exhibit D.  The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

(1)

the Mortgage Loan identifying number;

(2)

the state and zip code of the Mortgaged Property;

(3)

a code indicating whether the Mortgaged Property is a single family residence, a 2-4 family dwelling, a PUD, a townhouse or a unit in a condominium project;

(4)

the occupancy status of the Mortgaged Property at origination;

(5)

the original months to maturity;

(6)

the date of origination;

(7)

the first payment date;

(8)

the stated maturity date;

(9)

the stated remaining months to maturity;

(10)

the original principal amount of the Mortgage Loan;

(11)

the Cut-off Date Principal Balance of each Mortgage Loan;

(12)

the Mortgage Interest Rate of the Mortgage Loan as of the Cut-off Date;

(13)

the current principal and interest payment of the Mortgage Loan as of the Cut-off Date;

(14)

the contractual interest paid to date of the Mortgage Loan;

(15)

the Loan-to-Value Ratio at origination;

(16)

the loan-to-value ratio as of the Cut-off Date;

(17)

a code indicating the loan performance status of the Mortgage Loan as of the Cut-off Date;

(18)

a code indicating whether the Mortgage Loan has a Prepayment Charge, the type of Prepayment Charge and the term;

(19) the original mortgage interest rate of the Mortgage Loan; and

(20) a code indicating if the Mortgage Loan is a MERS Mortgage Loan or a MOM Mortgage Loan and, if so, the MIN.

The Mortgage Loan Schedules shall set forth the following information, as of the Cut-off Date, with respect to the Mortgage Loans in the aggregate:  (1) the number of Mortgage Loans; (2) the Cut-off Date Principal Balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.  The Mortgage Loan Schedule may be amended from time to time in accordance with the provisions of this Agreement.

Mortgage Note:  The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof, as the same may be modified in accordance with any Servicer Modification.

Mortgage Pool:  The pool of Mortgage Loans, identified on Exhibit D from time to time, and any REO Properties acquired in respect thereof.

Mortgaged Property:  The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling.

Mortgagor:  The obligor on a Mortgage Note.

Net Liquidation Proceeds:  With respect to any Liquidated Mortgage Loan, the related Liquidation Proceeds received and retained in connection with the liquidation, taking, sale or other disposition of such Mortgage Loan or Mortgaged Property (including REO Property) pursuant to this Agreement net of unreimbursed Servicing Advances and any other accrued and unpaid fees or other compensation explicitly permitted to be netted from such Liquidation Proceeds pursuant to this Agreement.  Net Liquidation Proceeds shall first be applied to outstanding accrued interest and then to outstanding principal on the related Mortgage Loan.

Net WAC Cap:  With respect to each Distribution Date, a per annum rate equal to (i) the weighted average of the Mortgage Interest Rates for the Mortgage Loans (weighted on the basis of the Stated Principal Balances of the Mortgage Loans as of the first day of the related Collection Period) minus (ii) the sum of the Servicing Fee Rate, the Designated Successor Servicer Fee and the Administration Fee Rate for such Distribution Date.

NMWHFIT:  A “Non-Mortgage Widely Held Fixed Investment Trust” as that term is defined in Treasury regulations § 1.671-5(b)(12) or successor provisions.

Non-Qualified Mortgage Repurchase Date: The meaning specified in Section 2.03.

Nonrecoverable Advance:  Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed Servicing Advance, would not be ultimately recoverable from Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

Notice of Facility Termination: As defined in Section 3.19 hereof.

Notional Amount:  With respect to the Class CE Upper Tier Regular Interest and the Class CE Certificates and any date of determination, a notional amount equal to the then aggregate Uncertificated Balances of the Lower Tier Regular Interests other than the Class LT-P Interest.

Offered Certificate Accrued Interest Deficit”: For any Distribution Date, the aggregate amount of Accrued Certificate Interest on the Offered Certificates that will remain unpaid on such Distribution Date after giving effect to the distribution of the Interest Remittance Amount for such Distribution Date as described in Section 4.01(a) hereof.

Offered Certificates:  The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates.

Offering Circular:  Together, the base memorandum and supplemental memorandum relating to the Offered Certificates, in each case dated March 29, 2010.

Officer’s Certificate:  A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a vice president (however denominated), a managing director, a principal, the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Master Servicer, the Trustee, the Designated Successor Servicer, the Securities Administrator, the Servicer, the Custodian or the Depositor, as applicable.

Opinion of Counsel:  A written opinion of counsel, who may, without limitation, be a salaried counsel for the Depositor, the Servicer, the Sellers, the Trustee, the Securities Administrator or the Master Servicer except that any opinion of counsel relating to (a) the qualification of any Trust REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

Original Class Certificate Principal Balance:  With respect to each Class of Certificates, the Certificate Principal Balance thereof on the Closing Date, as set forth opposite such Class in the Preliminary Statement, except with respect to (i) the Class R Certificate, which has no Original Class Certificate Principal Balance and (ii) the Class CE Certificate, which, solely for REMIC purposes, has an Original Class Certificate Principal Balance equal to the Initial Overcollateralization Amount.

Overcollateralization Amount:  As of any Distribution Date, the excess, if any, of (x) the sum of the Pool Balance plus the aggregate Stated Principal Balance of the REO Properties, in each case as of the last day of the related Collection Period over (y) the aggregate Certificate Principal Balance of all Classes of Offered Certificates (after taking into account all distributions of principal on such Distribution Date and the allocation of Subsequent Recoveries on such Distribution Date).

Ownership Interest:  As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner.

Pass-Through Rate:  With respect to each Distribution Date and (i) the Class A-1 Certificates, 5.15% per annum, (ii) the Class A-2 Certificates, 5.65% per annum, (iii) the Class A-3 Certificates, 5.65% per annum and (iv) the Class A-4 Certificates, 5.65% per annum.

Payable Trustee/DSS Expenses: For any Distribution Date, the lesser of (x) the Administration Expenses owing to the Trustee and the Designated Successor Servicer by the Issuing Entity in respect of the related Collection Period or any prior Collection Period and (y) an amount equal to the excess (if any) of (i) $100,000 over (ii) the amount of Administration Expenses paid by the Trust to the Trustee or the Designated Successor Servicer during the calendar year in which such Distribution Date occurs.

Paying Agent:  Any paying agent appointed pursuant to Section 5.05.

Percentage Interest:  With respect to any Certificate (other than the Class CE Certificates, Class P Certificates and Class R Certificates), a fraction, expressed as a percentage, obtained by dividing the Denomination of such Certificate on the Closing Date by the Original Class Certificate Balance of the related Class. With respect to a Certificate of the Class CE Certificates, the portion of such Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate.  The Percentage Interest of the Class R Certificate is 100%.  The Percentage Interest of the Class P Certificate is 100%.

Permitted Transferee:  Any transferee of the Class R Certificate other than a Disqualified Organization, a non-U.S. Person (other than as provided in Section 5.02(e)(v)) or a U.S. Person with respect to whom income on the Class R Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person.

Person:  Any individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

Plans:  As defined in Section 5.02(d) hereof.

Pool Balance:  As of any date of determination, the aggregate Stated Principal Balance of the Mortgage Loans.

Prepayment Charge:  With respect to any Prepayment Period, any prepayment premium, fee or charge payable by a Mortgagor in connection with any principal prepayment pursuant to the terms of the related Mortgage Note.

Prepayment Interest Shortfall:  With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment during the related Prepayment Period, an amount equal to difference between (x) 30 days’ interest at the applicable Mortgage Interest Rate on the amount of the Principal Prepayment on such Mortgage Loan minus (y) the amount of interest actually paid by the related Mortgagor on the amount of such Principal Prepayment in respect of the interest period for such Mortgage Loan in which such Principal Prepayment occurred.

Prepayment Period:  With respect to (x) the first Distribution Date, the two calendar months preceding the month in which such Distribution Date occurs and (y) any other Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

Primary Mortgage Insurance Policy:  Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to Fannie Mae or Freddie Mac.

Principal Prepayment:  Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of interest due on any Due Date in any month or months subsequent to the month of prepayment.

Principal Remittance Amount:  As to any Distribution Date, (A) the sum, without duplication, of: (i) the principal portion of Monthly Payments collected by the Servicer during the related Collection Period, (ii) all Principal Prepayments received by the Servicer during the related Prepayment Period, (iii) the portion of Net Liquidation Proceeds and REO Proceeds allocable to principal actually collected by the Servicer during the related Prepayment Period, (iv) the portion of any Purchase Price allocable to principal received by the Master Servicer with respect to the related Prepayment Period, (v) any Subsequent Recoveries received by the Servicer during the related Prepayment Period, (vi) any other amounts received by the Servicer during the related Prepayment Period that are payable to the Trust, as owner of a Mortgage Loan, paid in connection with a loan modification program or foreclosure alternatives, including the MHA Program, HAFA and HAMP and (vii) on the Distribution Date on which the Mortgage Loans and related REO Property are purchased in accordance with Section 10.01 hereof, that portion of the Termination Price in respect of principal minus (B) to the extent paid out of the amounts set forth in (A) above, the sum of any amounts which are reimbursable with respect to Servicing Advances with respect to the Mortgage Loans, including, without limitation, pursuant to Sections 3.07(d), 3.08(a) and 3.08(b), any Unreimbursed Servicer Default Expenses or Master Servicing Transfer Costs paid by the Trust and any other amounts reimbursable or payable to the Servicer, the Depositor, the Master Servicer, the Custodian or the Securities Administrator pursuant to this Agreement, including, without limitation, pursuant to Sections 3.01(a), 3.08, 3.18 and 9.01(c).

Purchase Price:  With respect to any Mortgage Loan or REO Property to be purchased pursuant to Section 2.03, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase, (ii) accrued and unpaid interest on such Stated Principal Balance at the applicable Mortgage Interest Rate in effect from time to time through the end of the calendar month in which the purchase is effected, (iii) any unreimbursed Servicing Advances allocable to such Mortgage Loan or REO Property and any unpaid Servicing Fees, Administration Fees and Designated Successor Servicer Fees allocable to any such Mortgage Loan (in each case calculated by applying a percentage equal to the portion of the aggregate interest collections for all Mortgage Loans generated by such Mortgage Loan with respect to the immediately preceding Collection Period to such unpaid Servicing Fees, Administration Fees and Designated Successor Servicer Fees), and (iv)  all costs and expenses, including reasonable attorneys fees, incurred by the Trustee to effect the repurchase.

QIB:  A “qualified institutional buyer” as defined in Rule 144A under the 1933 Act.

Qualified Appraiser:  An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who satisfied the requirements of Title XI of FIRREA.

Qualifying Successor: Any potential successor servicer (x) who is (i) an established housing and home finance institution, bank or other mortgage loan or equity loan servicer having a net worth of not less than $10,000,000 and (ii) capable of assuming all of the responsibilities, duties and obligations of the Servicer hereunder and (y) the appointment of which (as servicer hereunder) satisfies the Rating Agency Condition.

Rating Agency:  Moody’s and any other nationally recognized rating agency rating the Offered Certificates at the request of the Depositor; provided, that, if a Rating Agency ceases to rate the Offered Certificates, such Rating Agency will be deemed to no longer constitute a Rating Agency for all purposes with respect to the Certificates.

Rating Agency Condition: A condition that shall be satisfied with respect to any action, if each Rating Agency then rating any Class of Offered Certificates shall have notified the Trustee in writing that such action will not result in a reduction or withdrawal of its then current ratings of the Offered Certificates.

Realized Loss:  With respect to any Liquidated Mortgage Loan, the amount by which the unpaid Stated Principal Balance exceeds the amount of Net Liquidation Proceeds applied to the Stated Principal Balance.  With respect to any Mortgage Loan, the amount of any Deficient Valuation, the amount of any reduction in the Stated Principal Balance thereof (but not a Deferral including, but not limited to, any Deferrals effected in accordance with HAMP) resulting from a Servicer Modification or, with respect to any Mortgage Loan that has become the subject of a Debt Service Reduction, the effective reduction of the outstanding principal balance thereof, if any, realized in connection with the receipt of any such reduced Monthly Payment.

Record Date:  With respect to all of the Certificates, the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

Regular Interest:  Any of the Lower Tier Regular Interests and the Upper Tier Regular Interests.

Regulation S: Regulation S under the 1933 Act.

Reimbursement Amount:  As defined in Section 2.03.

Related Documents:  With respect to any Mortgage Loan, the related Mortgage Notes, Mortgage Notes and Assignments of Mortgage and other related documents.

Relief Act:  The Servicemembers Civil Relief Act of 2004 and the John Warner National Defense Authorization Act of 2007, in each case as may be amended from time to time.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC Certificate Maturity Date:  The “latest possible maturity date” of the Certificates (other than the Residual Certificate) as that term is defined in Section 9.01(k).

REMIC Pass-Through Rate:  With respect to each Distribution Date and the Lower Tier Regular Interests, the Lower Tier REMIC Pass-Through Rate.  With respect to each Distribution Date and the Upper Tier Regular Interests (other than the Class CE Upper Tier Regular Interest), the Upper Tier REMIC Pass-Through Rate.

With respect to the Class CE Upper Tier Regular Interest and any Distribution Date, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (A) through (C) below, and the denominator of which is the aggregate Uncertificated Balances of the Class LT-AA Interest, the Lower Tier Corresponding Marker Interests, and the Class LT-ZZ Interest.  For purposes of calculating the REMIC Pass-Through Rate for the Class CE Upper Tier Regular Interest, the numerator is equal to the sum of the following components:

(A)

the Lower Tier REMIC Pass-Through Rate for the Class LT-AA Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class LT-AA Interest;

(B)

the Lower Tier REMIC Pass-Through Rate for each Lower Tier Corresponding Marker Interest, in each case minus the Marker Rate, applied in each case to an amount equal to the respective Uncertificated Balance of each such Lower Tier Corresponding Marker Interest; and

(C)

the Lower Tier REMIC Pass-Through Rate for the Class LT-ZZ Interest minus the Marker Rate, applied to an amount equal to the Uncertificated Balance of the Class LT-ZZ Interest.

With respect to the Class CE Certificates and any Distribution Date, the Class CE Certificates shall be entitled to 100% of the amounts distributable to the Class CE Upper Tier Regular Interest.

REMIC Provisions:  Provisions of the United States federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

Remittance Report:  A report prepared by the Servicer and delivered to the Master Servicer pursuant to Section 4.07(a), containing the information attached hereto as Exhibit L.

REO Disposition:  The sale or other disposition of an REO Property on behalf of the Trust.

REO Proceeds:  Proceeds, net of any unreimbursed Servicing Advances in respect of the related Mortgage Loan or REO Property, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property), which are received prior to the REO Disposition.  REO Proceeds shall first be applied to outstanding accrued interest and then to outstanding principal on the related Mortgage Loan.

REO Property:  A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.11.

Reporting Year: With respect to a report due (i) in calendar year 2011, the period beginning on (and including) the Cut-off Date through (and including) September 30, 2010 and

(ii) in any subsequent calendar year, the period beginning on (and including) October 1st through (and including) September 30th of the following calendar year.

Repurchase Date: As defined in Section 2.03 hereof.

Request for Release:  A release signed by a Servicing Officer, in the form of Exhibit E attached hereto.

Requesting Certificateholders: As defined in Section 3.17 hereof.

Residential Dwelling: Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a Fannie Mae eligible condominium project, (iv) a manufactured home, (v) a townhouse, (vi) a modular home or (vii) a detached one-family dwelling in a planned unit development, none of which is a co-operative or mobile home.

Residual Certificate:  The Class R Certificate.

Responsible Officer:  When used with respect to the Trustee or the Securities Administrator, any officer within the corporate trust department of the Trustee or the Securities Administrator, as applicable, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee or the Securities Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

Reviewable Mortgage Loan: As defined in Section 3.17 hereof.

S&P:  Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and its successors, and if such company shall for any reason no longer perform the functions of a securities rating agency, “S&P” shall be deemed to refer to any other “nationally recognized statistical rating organization” as set forth on the most current list of such organizations released by the Securities and Exchange Commission.

Securities Administrator:  Wells Fargo Bank, N.A., its successors and assigns and, if a successor securities administrator is appointed hereunder, such successor, as securities administrator.

Securities Administrator Distribution Account Reinvestment Income:  For each Distribution Date, all income and gain net of any losses realized since the preceding Distribution Date (or the Closing Date, in the case of the initial Distribution Date) from Eligible Investments of funds in the Distribution Account.

Sellers:  MorEquity, Inc., a Nevada corporation, American General Home Equity, Inc., a Delaware corporation, and American General Financial Services of Arkansas, Inc., a Delaware corporation, and their respective successors and assigns, in each of their capacities as a Seller under the Mortgage Loan Purchase Agreement.

Senior Certificates:  The Class A-1 Certificates.

Servicer:  MorEquity, Inc., a Nevada corporation, and its successors and assigns, and, if a successor servicer is appointed hereunder, such successor, as servicer.

Servicer Custodial Account:  The account created and maintained by the Servicer pursuant to Section 3.06(a).

Servicer Custodial Account Reinvestment Income:  For each Servicer Remittance Date, all income and gain net of any losses realized since the preceding Servicer Remittance Date (or since the Closing Date, in the case of the initial Servicer Remittance Date) from Eligible Investments of funds in the Servicer Custodial Account.

Servicer Default Expenses: As defined in Section 3.01(a).

Servicer Event of Default:  Any one of the conditions or circumstances enumerated in Section 7.01(a).

Servicer Modification:  A modification to the terms of a Mortgage Loan, made in accordance with the terms of the Delegated Authority Guidelines.

Servicer Prepayment Charge Payment Amount:  The amount payable by the Servicer in respect of any waived Prepayment Charges pursuant to Section 3.01(h), which amount shall be equal to the difference between the amount of Prepayment Charge due from a Mortgagor before any waiver and the actual amount of the Prepayment Charge that was due by the Mortgagor after such waiver which amounts shall not be part of any Trust REMIC.

Servicer Remittance Date:  The 19th day of each month beginning in April 2010 (or, if such day is not a Business Day, the immediately preceding Business Day).

Servicing Advances:  All customary, reasonable and necessary out-of-pocket costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration, inspection and protection of the Mortgaged Properties, (b) any enforcement or judicial proceedings, including foreclosures (and the attendant cost of recording any Assignments), (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the related Mortgage, (d) expenses of sales of Bulk Loans effected pursuant to the Delegated Authority Guidelines and (e) payments made by the Servicer or any subservicer with respect to a Mortgaged Property pursuant to Section  3.07; provided, that, any such unreimbursed costs and expenses that were incurred by the Servicer with respect to the Mortgaged Loans prior to the Cut-off Date shall be deemed to be Servicing Advances and reimbursed in the manner described herein.

Servicing Auction: As defined in Section 7.01(b)(ii) hereof.

Servicing Fee:  With respect to any Collection Period, the fee payable to the Servicer equal to one-twelfth of the product of the Servicing Fee Rate and the Pool Balance as of the first day of such Collection Period.  The Servicing Fee shall be payable from amounts collected by the Servicer in respect of interest on the Mortgage Loans.

Servicing Fee Rate: Means a rate per annum rate equal to (x) so long as Green Tree is the Designated Successor Servicer hereunder, 0.48% or (y) otherwise, 0.50%; provided, that  if a Servicing Auction occurs hereunder, the Servicing Fee Rate shall be the Lowest Successor Rate determined pursuant to such Servicing Auction.

Servicing Officer:  Any officer of the Servicer whose name appears on a list of servicing officers furnished to the Trustee, the Master Servicer, the Seller, the Securities Administrator, the Depositor and the Custodian by the Servicer, as such list may be amended from time to time.

Servicing Transfer Costs:  With respect to any Distribution Date and without duplication, (y) in connection with any transfer of servicing from the Servicer to any successor servicer, all reasonable costs and expenses incurred by the Master Servicer or the successor servicer including, without limitation, any reasonable costs or expenses associated with the documentation of the assumption of servicing by the successor servicer, the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer or the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service or the Master Servicer to master service the Mortgage Loans properly and effectively and (z) any reasonable costs incurred by the Master Servicer in connection with any Servicing Auction or any merger, asset sale or bankruptcy of the Servicer, in each case during the related Collection Period.

Startup Day:  As defined in Section 9.01(b) hereof.

Stated Principal Balance:  As to any date of determination and any Mortgage Loan, the unpaid principal balance of such Mortgage Loan at the most recent Due Date (before any adjustment to the amortization schedule due to any moratorium or similar waiver or grace period), after giving effect to (i) any previous partial Principal Prepayments and Liquidation Proceeds received, (ii) the payment of principal received on such Due Date, (iii) any principal reduction resulting from a Deficient Valuation, (iv) the principal portion of Realized Losses as a result of Servicer Modifications on such Mortgage Loan incurred prior to such Due Date and (v) any principal increase as a result of a capitalization of interest in connection with a Servicer Modification.  For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Stated Principal Balance equal to the Stated Principal Balance of the related Mortgage Loan as of the final recovery of related Liquidation Proceeds and a Stated Principal Balance of zero thereafter.  The Stated Principal Balance of any REO Property on any date shall be deemed to equal the Stated Principal Balance of the related Mortgage Loan immediately prior to such Mortgage Loan becoming REO Property, minus any REO Proceeds allocable to principal received with respect thereto on or prior to such day.

Subordinated Certificates:  The Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates and Class CE Certificates.

Subsequent Recovery: Any amount (net of reimbursable expenses) received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Mortgage Loan that resulted in a Realized Loss in any prior month.

Tax Matters Person:  The tax matters person appointed pursuant to Section 9.01(e) hereof.

Tax Returns:  The United States federal income tax returns on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of the REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust for each REMIC created pursuant to this Agreement under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

Terminating Party: As defined in Section 10.01(a) hereof.

Termination Price:  As defined in Section 10.01(a) hereof.

Transferred Assets:  As defined in Section 2.01 hereof.

Trust:  American General Mortgage Loan Trust 2010-1, the trust created hereunder.

Trust Fund:  The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which a REMIC election is to be made, such entire Trust Fund consisting of:  (i) such Mortgage Loans as from time to time are subject to this Agreement, together with all payments or collections thereon due after the Cut-off Date, together with any proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee’s rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor’s rights under the Mortgage Loan Purchase Agreement (including any security interest created thereby) and (v) the Servicer Custodial Account, the Master Servicer Custodial Account, the Distribution Account, the Class P Account, the Grantor Trust Subaccount, the Lower Tier Distribution Subaccount and the Upper Tier Distribution Subaccount and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

Trust REMIC:  Either of the Lower Tier REMIC or the Upper Tier REMIC.

Trustee:  U.S. Bank National Association, a national banking association, and its successors and assigns and, if a successor trustee is appointed as herein provided, such successor, as trustee.

Uncertificated Accrued Interest: With respect to each Regular Interest (other than the Class CE Upper Tier Regular Interest) and each Distribution Date, an amount equal to one month’s interest at the related REMIC Pass-Through Rate on the Uncertificated Balance of such

Regular Interest.  With respect to the Class CE Upper Tier Regular Interest on each Distribution Date, an amount equal to one month’s interest at its REMIC Pass-Through Rate on its Notional Amount.

Uncertificated Balance:  The amount of any Regular Interest outstanding as of any date of determination.  As of the Closing Date, the Uncertificated Balance of each Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Balance.  On each Distribution Date, the Uncertificated Balance of each such Regular Interest shall be reduced by all distributions of principal made on such Regular Interest on such Distribution Date pursuant to Section 4.02 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 4.02.  If and to the extent necessary and appropriate, the Uncertificated Balance of each Regular Interest shall be increased on such Distribution Date by Subsequent Recoveries as provided in Section 4.02.  The Uncertificated Balance of the Class LT-ZZ Interest shall be increased by interest deferrals as provided in Section 4.02.  The Uncertificated Balance of the Class CE Upper Tier Regular Interest shall at all times equal the Overcollateralization Amount.  The Uncertificated Balance of each Regular Interest shall never be less than zero.

United States Person or U.S. Person:  (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust (or to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 that are eligible and elect to be treated as United States Persons).  Notwithstanding the preceding sentence, for purposes of the definition of a “Permitted Transferee,” a U.S. Person shall not include any person whose income is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person.

Unreimbursed Servicer Default Expenses: As defined in Section 3.01(a).

Upper Tier Distribution Subaccount:  The sub-account of the Distribution Account designated by the Securities Administrator pursuant to Section 3.06(c).

Upper Tier Interests:  The Upper Tier Regular Interests and the Class UR Interest.

Upper Tier Regular Interest: Any of the regular interests in the Upper Tier REMIC listed in the Preliminary Statement, the ownership of which is represented by the Certificates.  Any of the Class A-1 Interest, the Class A-2 Interest, the Class A-3 Interest, the Class CE Interest and the Class P Interest are Upper Tier Regular Interests.

Upper Tier REMIC:  As defined in the Preliminary Statement, the assets of which consist of the Lower Tier Regular Interests and such amounts as shall be deemed held in the Upper Tier Distribution Subaccount.

Upper Tier REMIC Pass-Through Rate:  As set forth in the Preliminary Statement.

Voting Rights:  The portion of the voting rights of all of the Certificates which is allocated to any Certificate or group of Certificates.  As of any date of determination, (a) 97% of all Voting Rights shall be allocated to the Holders of the Offered Certificates in proportion to the Certificate Principal Balances of their respective Certificates, (b) 1% of all Voting Rights shall be allocated to the Holder of the Class R Certificate, (c) 1% of all Voting Rights shall be allocated to the Holders of the Class CE Certificates and (d) 1% of all Voting Rights shall be allocated to the Holders of the Class P Certificates.

WHFIT:  A “Widely Held Fixed Investment Trust” as that term is defined in Treasury regulations § 1.671-5(b)(22) or successor provisions.

WHFIT Regulations:  Treasury regulations § 1.671-5, as amended.

Winning Party: The winning party of any arbitration with respect to a Disputed Mortgage Loan.

Written Order to Authenticate:  A written order by which the Depositor directs the Securities Administrator to execute, authenticate and deliver the Certificates.

Section 1.02.

Accounting.

Unless otherwise specified herein, for the purpose of any definition or calculation, whenever amounts are required to be netted, subtracted or added or any distributions are taken into account such definition or calculation and any related definitions or calculations shall be determined without duplication of such functions.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;
ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.

Conveyance of Mortgage Loans.

The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, on behalf of the Trust, without recourse, for the benefit of the Certificateholders, all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to (1) each Mortgage Loan identified on the Mortgage Loan Schedule, including the related Cut-off Date Principal Balance, and all collections in respect of interest and principal due thereon after the Cut-off Date; (2) its interest in any insurance policies in respect of the Mortgage Loans; (3) the rights of the Depositor under the Mortgage Loan Purchase Agreement; (4) $100 (which amount has been delivered by the Depositor to the Securities Administrator to be held in the Class P Account until distributed to the Holders of the Class P Certificates pursuant to Section 4.02(i)); (5) all other assets included or to be included in the Trust Fund; and (6) all proceeds of any of the foregoing (collectively, the “Transferred Assets”).

On or prior to the Closing Date, the Depositor shall deliver, or cause to be delivered, to the Custodian on behalf of the Trustee the following documents or instruments with respect to each Mortgage Loan (a “Mortgage File”):

(i)

(A) the original Mortgage Note bearing an unbroken chain of endorsements or allonges from origination to the last named endorsee and including any riders or addenda to the Mortgage Note, endorsed to blank and signed (a facsimile or electronic signature shall be acceptable) in the name of the last named endorsee by an authorized officer and a power of attorney (a certified true and correct copy shall be acceptable), if applicable, or (B) with respect to any lost Mortgage Note, a Lost Note Affidavit from the related Seller, with a copy of the related lost Mortgage Note;

(ii)

for each Mortgage Loan that is not a MERS Mortgage Loan, the original Mortgage or a county certified copy thereof, with evidence of recording thereon (it being understood that electronic recording is acceptable), or a certified copy if the original Mortgage has not yet been returned from the recording office along with evidence that the Mortgage has been sent for recording, and in the case of each MERS Mortgage Loan, the original Mortgage or a county certified copy thereof, with evidence of recording thereon, or a certified copy if the original Mortgage has not yet been returned from the recording office along with evidence that the Mortgage has been sent for recording, noting the presence of the MIN of the related Mortgage Loan and either language indicating that the Mortgage Loan is a MOM Mortgage Loan if the mortgage loan is a MOM Mortgage Loan or if the Mortgage Loan was not a MOM Mortgage Loan at origination, the original Mortgage or a county certified copy thereof and the Assignment thereof to MERS, with evidence of recording indicated thereon (it being understood that electronic recording is acceptable), or a certified copy if the original Mortgage has not yet been returned from the recording office along with evidence that the Mortgage has been sent for recording;

(iii)

except with respect to each MERS Mortgage Loan, an original Assignment in blank, in form and substance acceptable for recording;

(iv)

for each Mortgage Loan that was not a MERS Mortgage Loan at its origination, the originals of any intervening recorded Assignments or copies thereof, showing an unbroken chain of assignment from origination to the last assignee, with evidence of recording (it being understood that electronic recording is acceptable) thereon (or, if an original intervening Assignment has not been returned from the recording office, a copy thereof, with the original to be delivered to the Custodian forthwith after return from such recording office);

(v)

an original or certified copy of the mortgage title insurance policy; and

(vi)

originals or certified copies of all assumption, modification, consolidation or extension agreements or a copy with evidence of recording thereon (or if not yet returned from the recording office, a copy thereof, with the original or certified copy to be delivered to the related Seller forthwith after return from such recording office).

In the event that any document or instrument referred to in (i) through (vi) above is not delivered to the Custodian on or prior to the Closing Date, such document shall be delivered by the Depositor to the Custodian on or prior to the 60th day following the Closing Date.

In connection with the transfer of the foregoing Mortgage Files to the Custodian on behalf of the Trustee (x) the Depositor hereby directs the Custodian, prior to the Closing Date, (i) to endorse any endorsements and allonges (initially delivered in blank) and (ii) complete the assignment of any Assignments (initially delivered in blank) in the name of the Trustee on behalf of the Trust for the benefit of the Certificateholders as follows: “U.S. Bank National Association as Trustee, in trust for the registered holders of American General Mortgage Loan Trust 2010-1, American General Mortgage Pass-Through Certificates, Series 2010-1” and (y) the Custodian shall complete the endorsements and assignments described in (i) and (ii) prior to the Closing Date.

In the event that the Servicer resigns pursuant to Section 6.03 or is terminated pursuant to Section 7.01 hereof, the successor servicer (including the Designated Successor Servicer) shall promptly record the Assignment of each Mortgage (except with respect to any MERS Mortgage Loan) to U.S. Bank National Association as Trustee, in trust for the registered holders of American General Mortgage Loan Trust 2010-1, American General Mortgage Pass-Through Certificates, Series 2010-1, and any expenses relating to such recordation shall be paid by such resigning or terminated Servicer or, if such resigning or terminated Servicer fails to pay such expenses, the Trust; provided, that, that if any such expenses paid by the Trust are ultimately reimbursed by such resigning or terminated Servicer to the successor servicer after the successor servicer has been reimbursed therefore, the successor servicer shall promptly remit such amounts that are reimbursed to the Servicer Custodial Account.

With respect to any MERS Mortgage Loan, the Servicer shall take all actions as are reasonably necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for the purpose of the system of recording transfers of beneficial  ownership of mortgages maintained by MERS.  In addition, if MERS discontinues the MERS system and it becomes necessary to record an assignment of mortgage to the Trustee, any related expenses shall be paid by the Trust.

Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File which defect or missing document prevents or materially delays the Trust from (a) realizing against the related Mortgaged Property through foreclosure or similar loss mitigation activity or (b) processing any title claim under the related title insurance policy (unless the applicable Seller provides appropriate recourse under a representation and warranty in the Mortgage Loan Purchase Agreement relating to good title), the related Seller shall (i) cure such defect or deliver such missing document to the Custodian on behalf of the Trustee within the time frame specified in Section 2.03 or (ii) if such Seller does not cure such defect or deliver such missing document within such time period, such Seller shall repurchase such Mortgage Loan in accordance with Section 2.03.

The Depositor herewith delivers to the Trustee an executed copy of the Mortgage Loan Purchase Agreement.

The Servicer shall cause the notice required by Section 404 of the Homes Act to be provided within thirty (30) days of the Closing Date to each Mortgagor with respect to each Mortgage Loan and each such notice shall, to the extent permitted by the Homes Act, specify (i) the Trust is “creditor” for purposes of the Homes Act, (ii) the address of the Trust is c/o the Trustee at its Corporate Trust Office; (iii) the Closing Date; (iv) the Servicer is the contact person with authority to act on behalf of the Trust; and (v) Assignments of Mortgage are not being recorded in connection with the sale of the Mortgage Loans to the Trust.  If the Mortgage Loan is a MERS Mortgage Loan, such notice shall state, “Ownership of your Mortgage Loan is also recorded on Mortgage Electronic Registrations System’s registry at 1818 Library Street, Suite 300 Reston, VA 20190.”

Section 2.02.

Acceptance by Trustee or Custodian.

Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in Section 2.01 and the other documents delivered to it or the Custodian as its agent, as the case may be, constituting the Mortgage Files, and that it shall hold such other assets as are included in the Trust Fund delivered to it, in trust for the exclusive use and benefit of all present and future Certificateholders in the manner set forth herein.

The Custodian on behalf of the Trustee agrees, for the benefit of the Certificateholders, to review each Mortgage File upon the receipt thereof.  The Custodian shall (x) on the Closing Date and (y) within 60 days of the Closing Date, certify in substantially the form attached hereto as Exhibit F that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full), (i) all documents constituting part of such Mortgage File required to be delivered to it pursuant to Section 2.01 of this Agreement are in its possession, (ii) the Mortgage Note has been signed by the Mortgagor and any co-Mortgagor and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (1), (2), (8) (whether as of origination or as modified), (10) (with a tolerance of $1.00) and (19) of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File; provided, however, the parties hereto acknowledge that, pursuant to Section 2.01 hereof, the Custodian, pursuant to the direction of the Depositor, has, prior to the Closing Date, (i) endorsed any endorsements and allonges (initially delivered in blank) and (ii) completed the assignment of any Assignments (initially delivered in blank), in each case the name of the Trustee on behalf of the Issuing Entity for the benefit of the Certificateholders as follows: “U.S. Bank National Association as Trustee, in trust for the registered holders of American General Mortgage Loan Trust 2010-1, American General Mortgage Pass-Through Certificates, Series 2010-1”.  It is herein acknowledged that, in conducting such review, the Custodian is under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face nor shall the Custodian be under any duty to determine whether there are any intervening assignments or assumption or modification agreements with respect to any Mortgage Loan.  The Custodian shall have no responsibility for reviewing any Mortgage File except as expressly provided for in this Section 2.02.  It is understood that the Custodian shall have reviewed the address (including unit number and city) and the Mortgagor’s name with respect to each Mortgage Loan.

If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective, at the conclusion of its review the Custodian shall so notify the applicable Seller, the Depositor, the Designated Successor Servicer, the Trustee, the Securities Administrator, the Master Servicer, American General, the Servicer and the Rating Agency.  Such notification shall be in the form of an exception report in substantially the form described in the immediately preceding paragraph.

The Depositor and the Trustee intend that the assignment and transfer contemplated herein constitute a sale of the Mortgage Loans and the other Transferred Assets, conveying good title thereto free and clear of any liens and encumbrances, from the Depositor to the Trustee, on behalf of the Trust, and that such property not be part of the Depositor’s estate or property of the Depositor in the event of any insolvency by the Depositor.  In the event that such conveyance is deemed to be, or to be made as security for, a loan, the parties intend that the Depositor shall be deemed to have granted and the Depositor does hereby grant to the Trustee, on behalf of the Trust, a first priority perfected security interest in all of the Depositor’s right, title and interest, whether now owned or hereafter acquired, in and to the Mortgage Loans, the other Transferred Assets and the proceeds thereof, and that this Agreement shall constitute a security agreement under applicable law.

Section 2.03.

Repurchase of Mortgage Loans.

(a)

Upon discovery by any of the Depositor, the Master Servicer, the Securities Administrator (including in connection with any notice received in respect of a Certificateholder Reviewed Defective Mortgage Loan), the Designated Successor Servicer, the Servicer, the Trustee or the Custodian of (i) any defective document in, or that, a document is missing from, a Mortgage File which defect or missing document prevents or materially delays the Trust from (A) realizing against the related Mortgaged Property through foreclosure or similar loss mitigation activity or (B) processing any title claim under the related title insurance policy or (ii) the breach by a Seller of any representation or warranty set forth in Section 6.01 of the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects the interest of the Certificateholders therein, the party discovering such breach shall give prompt written notice of such defect, missing document or breach to the other parties hereto, the applicable Seller and American General.  The Custodian shall give such notice in the form of an exception report.  Upon receipt of any such notice, the Trustee shall promptly request that the applicable Seller cure such defect, deliver such missing document or cure such breach, as applicable, within 60 days from the date such Seller was notified of such missing document or defect or such breach.  If the applicable Seller does not deliver such missing document or cure such defect or if such Seller does not cure such breach in all material respects, as applicable, during such 60 day period, the Trustee, on behalf of the Trust, shall enforce such Seller’s obligation under the Mortgage Loan Purchase Agreement, and cause such Seller, to repurchase such Mortgage Loan from the Trust Fund at the Purchase Price on the last Business Day of the calendar month in which such 60 day period expires (such last Business Day for any such Mortgage Loan, the “Repurchase Date”).  Pursuant to the Mortgage Loan Purchase Agreement, to the extent a Seller fails to repurchase a Defective Mortgage Loan as required by the Mortgage Loan Purchase Agreement, American General shall be obligated to repurchase such Defective Mortgage Loan within 25 days of the applicable Repurchase Date.  Notwithstanding the foregoing, in no event shall the applicable Seller or American General be required to repurchase any Disputed Mortgage Loan unless American General is the Losing Party with respect to such Disputed Mortgage Loan, in which case American General shall be required to repurchase such Disputed Mortgage Loan in accordance with this Section 2.03.

In the event that American General has not repurchased any Certificateholder Reviewed Defective Mortgage Loan at the conclusion of the 25 Business Day period after the applicable Repurchase Date and American General disputes the applicable Requesting Certificateholders’ determination that such Certificateholder Reviewed Defective Mortgage Loan is required to be repurchased (each such Certificateholder Reviewed Defective Mortgage Loan, a “Disputed Mortgage Loan”), such Disputed Mortgage Loan will be included in the next Arbitration Review.  Subject to the following sentence, it is understood and agreed that a particular Mortgage Loan may become a Disputed Mortgage Loan in more than one instance and may be included in more than one Arbitration Review.  Notwithstanding anything herein to the contrary, if any issue with respect to any Mortgage Loan is decided pursuant to an Arbitration Review and American General is the Winning Party of the related arbitration then in no event shall (i) there be any arbitration in connection with a substantially similar issue with respect to such Mortgage Loan or (ii) the applicable Seller or American General be required to repurchase such Mortgage Loan in connection with any substantially similar issue.  In the event that American General is the Winning Party with respect to any Disputed Mortgage Loan included in an Arbitration Review, American General shall not be required to repurchase such Disputed Mortgage Loan.  In the event that American General is the Losing Party with respect to any Disputed Mortgage Loan included in an Arbitration Review, American General shall promptly repurchase such Disputed Mortgage Loan.  All reasonable costs of the Winning Party incurred in connection with the arbitration of any Disputed Mortgage Loan shall be reimbursed by the Losing Party; provided, that, in the event that American General is the Winning Party with respect to any Disputed Mortgage Loan, the “Losing Party” shall be deemed to refer to the applicable Requesting Certificateholders (and, for the avoidance of doubt, neither the Trustee nor the Trust Fund shall be required to pay such reasonable costs to American General).  In no event shall the Trustee be obligated to undertake any obligations with respect to the arbitration of any Disputed Mortgage Loan unless the applicable Requesting Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

In addition, if the Trustee receives written notice from the Depositor, the Master Servicer, the Securities Administrator or the Servicer of a breach of a representation with respect to a Mortgage Loan set forth in Section 6.01(6) or (13) of the Mortgage Loan Purchase Agreement that results from a violation of applicable predatory or abusive lending laws, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to reimbursement by the applicable Seller or, if the applicable Seller fails to reimburse the Trust, American General, for any costs or damages directly incurred by the Trust as a result of the violation of such applicable predatory or abusive lending law (such amount, the “Reimbursement Amount”).

It is understood and agreed that the representations and warranties set forth in Section 6.01 of the Mortgage Loan Purchase Agreement shall survive the transfer and assignment of the Mortgage Loans to the Trust and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment.  Notwithstanding anything to the contrary herein, it is understood and agreed that the obligations of the Sellers (and, if applicable, American General) expressly set forth in this Section 2.03(a) and in Section 2.03(d) constitute (i) the sole remedies available to the Certificateholders and to the Trustee on their behalf in respect of a breach of the representations and warranties contained in Section 6.01 of the Mortgage Loan Purchase Agreement and (ii) the sole remedies available to the Certificateholders and to the Trustee on their behalf in respect of defects or missing documentation with respect to the Mortgage Files.

The representations and warranties of the Sellers set forth in the Mortgage Loan Purchase Agreement, which have been assigned to the Trustee hereunder, were made as of the dates specified in the Mortgage Loan Purchase Agreement.  It is hereby acknowledged and agreed that the Depositor shall have no obligation or liability with respect to any defects or missing documentation with respect to the Mortgage Files or any breach of any representation or warranty contained in Section 6.01 of the Mortgage Loan Purchase Agreement under any circumstances.

The Purchase Price for any repurchased Mortgage Loan shall be deposited in the Master Servicer Custodial Account.  Upon receipt of (x) a written notice from the Master Servicer of such deposit and (y) a Request for Release from the Servicer, the Custodian, on behalf of the Trustee, shall release the related Mortgage File to the applicable Seller and the Trustee promptly shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the applicable Seller shall furnish to it and as shall reasonably be necessary to vest in such Seller any Mortgage Loan released pursuant hereto.  Thereafter, neither the Trustee nor the Custodian shall have any further responsibility with regard to such Mortgage Loan.

(b)

Within 30 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.05 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the Servicer shall cure such breach in all material respects.

(c)

[Reserved]

(d)

Upon discovery by a Seller, the Servicer, the Master Servicer, the Securities Administrator or the Trustee that any Mortgage Loan does not constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days of such discovery give written notice thereof to such other parties, and the applicable Seller shall repurchase such affected Mortgage Loan within 60 days of the earlier of the receipt of such notice or the making of such discovery, as applicable (such 60th day, the “Non-Qualified Mortgage Repurchase Date”).  Any such repurchase shall be made in substantially the same manner as set forth in Section 2.03(a).  The Trustee shall reconvey to the applicable Seller the Mortgage Loan to be released pursuant hereto in substantially the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.  Pursuant to the Mortgage Loan Purchase Agreement, to the extent a Seller fails to repurchase any such affected Mortgage Loan as required by the Mortgage Loan Purchase Agreement, American General is obligated to repurchase such affected Mortgage Loan within 25 days of the applicable Non-Qualified Mortgage Repurchase Date.

Section 2.04.

Representations and Warranties of the Depositor.

The Depositor represents and warrants to the Trust and the Trustee on behalf of the Certificateholders and to the Servicer, the Master Servicer, the Securities Administrator and the Custodian, as of the Closing Date, as follows:

(i)

This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

(ii)

Immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust of each Mortgage Loan, the Depositor had good and marketable title to each Mortgage Loan (insofar as such title was conveyed to it by the Sellers) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

(iii)

As of the Closing Date, the Depositor has transferred all of its right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust;

(iv)

The Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors;

(v)

The Depositor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with full power and authority to own its assets and conduct its business as presently being conducted;

(vi)

The Depositor is not in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default would result in a material adverse change in the financial condition, earnings, affairs or business of the Depositor;

(vii)

The execution, delivery and performance of this Agreement by the Depositor, and the consummation of the transactions contemplated thereby, do not and shall not result in a material breach or violation of any of the terms or provisions of, or, to the knowledge of the Depositor, constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor is subject, nor shall such actions result in any violation of the provisions of the certificate of formation or the operating agreement of the Depositor or, to the best of the Depositor’s knowledge without independent investigation, of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets, in each case except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement; and

(viii)

To the best of the Depositor’s knowledge without any independent investigation, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or any other jurisdiction is required for the issuance of the Certificates, or the consummation by the Depositor of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as (a) may be required under State securities or Blue Sky laws, (b) have been previously obtained or (c) the failure of which to obtain would not have a material adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

The representations and warranties made pursuant to this Section 2.04 shall survive delivery of the respective Mortgage Files to the Custodian on the Trustee’s behalf and shall inure to the benefit of the Certificateholders.

Section 2.05.

Representations, Warranties and Covenants of the Servicer.

The Servicer represents and warrants to the Trust and the Trustee on behalf of the Certificateholders and to the Depositor, the Master Servicer, the Securities Administrator and the Custodian, as of the Closing Date, as follows:

(i)

Organization and Good Standing of the Servicer.  It is a corporation organized, validly existing and in good standing under the laws of the State of Nevada and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and when this Agreement has been executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

(ii)

Due Qualification.  The Servicer is duly qualified to do business and is in good standing as a foreign corporation and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would render any Mortgage File relating to any Mortgage Loan unenforceable by it, the Depositor or the Trustee and would have a material adverse effect on its business, properties, assets or condition (financial or other).

(iii)

Due Authorization.  The execution, delivery and performance of this Agreement and any other document or instrument delivered pursuant hereto or thereto and the consummation of the transactions provided for in this Agreement have been duly authorized by all necessary action on the part of the Servicer.

(iv)

No Conflict.  The Servicer’s execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement, and the fulfillment of the terms of this Agreement applicable to it will not violate any existing law or regulation or any order or decree of any court applicable to the Servicer or any provision of the certificate of incorporation of the Servicer, or constitute (with or without notice or lapse of time or both) a material default under, any contract, agreement, mortgage, deed of trust, or other instrument to which it is a party or by which it or any of its properties are bound, in each case that would materially and adversely affect the Servicer’s ability to perform its obligations hereunder.

(v)

Governmental Authorization.  No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by the Servicer of this Agreement to which it is a party and the performance of its obligations hereunder other than those authorizations and approvals that have been obtained and those notices and filings that have been made, except that would not have a material adverse effect on the Servicer’s abilities to perform its obligations hereunder.

(vi)

No Proceedings.  There are no proceedings or investigations pending or, to the best of the Servicer’s knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in its judgment, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement or (iv) seeking any determination or ruling, in each case that would materially and adversely affect the validity or enforcement of this Agreement.

The representations and warranties made pursuant to this Section 2.05 shall survive delivery of the respective Mortgage Files to the Custodian on the Trustee’s behalf and shall inure to the benefit of the Certificateholders.

Section 2.06.

Representations, Warranties and Covenants of the Master Servicer.

The Master Servicer represents and warrants to the Trust and the Trustee on behalf of the Certificateholders and to the Depositor, the Servicer, the Securities Administrator and the Custodian, as of the Closing Date, as follows:

(i)

Organization and Good Standing of the Master Servicer.  The Master Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property securing a Mortgage Loan is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Master Servicer.  The Master Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Master Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized.  This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes the valid and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with its terms, subject to applicable law and except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.  All requisite corporate action has been taken by the Master Servicer to make this Agreement valid and binding upon the Master Servicer in accordance with its terms.

(ii)

All Consents.  No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Master Servicer or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

(iii)

No Conflict.  The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer and will not result in the breach of any term or provision of the articles of association or by-laws of the Master Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Master Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject.

(iv)

No Proceedings.  There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Master Servicer, threatened against the Master Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer, or in any material impairment of the right or ability of the Master Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein, or which would materially impair the ability of the Master Servicer to perform under the terms of this Agreement.

The representations and warranties made pursuant to this Section 2.06 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian on the Trustee’s behalf and shall inure to the benefit of the Certificateholders.

Section 2.07.

Issuance of Certificates.

The Trustee hereby (i) acknowledges the assignment to it on behalf of the Trust of the Mortgage Loans, (ii) acknowledges the assignment to it on behalf of the Trust of all other assets included in the Trust Fund and (iii) acknowledges the issuance of, and hereby declares that it holds the Lower Tier Regular Interests on behalf of the Upper Tier REMIC and the Certificateholders.  Concurrently with such assignment and delivery and in exchange therefor, the Securities Administrator, pursuant to the Written Order to Authenticate executed by an officer of the Depositor, has executed, and the Certificate Registrar has authenticated and delivered to or upon the order of the Depositor, the Certificates (other than the Class CE, Class P and Class  R Certificates) in minimum dollar denominations of $100,000 and integral dollar multiples of $1 in excess.  The Class CE, Class P and Class R Certificates are issuable only as single certificates.

The Depositor hereby designates the Upper Tier Regular Interests as “regular interests” and the Class UR Interest as the single class of “residual interest” in the Upper Tier REMIC for purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates the Lower Tier Regular Interests as “regular interests” and the Class LR Interest as the single class of “residual interest” in the Lower Tier REMIC for purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

The Securities Administrator acknowledges the obligation of the Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates and Class CE Certificate to pay Cap Carryover Amounts, and declares that it holds any such Cap Carryover Amounts in the Grantor Trust Subaccount as assets of the Grantor Trust on behalf of the Holders of the Offered Certificates, which shall be treated as beneficially owning the right to receive the Cap Carryover Amounts from the Grantor Trust.  The interests evidenced by the Certificates constitute the entire beneficial ownership interest in the Trust Fund.

Section 2.08.

Execution and Delivery of Certificates.

The Securities Administrator has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, together with all other assets included in the definition of “Trust Fund,” receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

The Depositor hereby directs the Securities Administrator to execute on behalf of the Trust Fund any letters of representation and related riders required by the Depository with respect to the Book-Entry Certificates.

ARTICLE III

ADMINISTRATION AND SERVICING
OF THE TRUST FUND

Section 3.01.

Master Servicing and Servicing of the Mortgage Loans; Subservicing; Designated Successor Servicing.

(a)

For and on behalf of the Certificateholders, the Master Servicer shall monitor the obligations of the Servicer to service and administer the Mortgage Loans in accordance with the terms of this Agreement and shall have full power and authority to do or cause to be done any and all things which it may deem necessary or desirable in connection with such master servicing and administration; provided, however, the Master Servicer shall have no obligation to monitor the Servicer’s compliance with, or the Servicer’s actions or inactions under, the Delegated Authority Guidelines, including the Servicer’s loss mitigation activities with regard to Delinquent and defaulted Mortgage Loans, and any Realized Losses and expenses associated therewith.  Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall enforce the obligations of the Servicer under the Delegated Authority Guidelines only to the extent the Master Servicer receives (i) written notice of any instance of non-compliance by the Servicer under the terms of the Delegated Authority Guidelines and (ii) the most recent version of the Delegated Authority Guidelines.  In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement, subject to the prior sentence, and with customary and usual standards of practice of prudent mortgage loan master servicers.  Furthermore, the Master Servicer shall consult with the Servicer as necessary from time to time to carry out the Master Servicer’s obligations hereunder, shall receive and review all reports, information and other data provided to the Master Servicer by the Servicer and shall enforce the obligation of the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicer under this Agreement.  The Master Servicer shall independently monitor the Servicer’s servicing activities with respect to each Mortgage Loan, reconcile the reports and other data provided to the Master Servicer pursuant to the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicer’s and Master Servicer’s records, and based on such reconciled and corrected information, prepare the Master Servicer’s Certificate and any other information and statements required hereunder; provided, that, in the event that any portion of the Master Servicer’s reconciliation of such reports and other data is based upon Mortgage Loan data provided by or on behalf of the Depositor on the Closing Date, the Master Servicer shall be entitled to reasonably rely on and shall have no obligation to independently confirm or verify such data.  The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer to the Master Servicer Custodial Account pursuant to this Agreement.

Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be responsible or liable for the day-to-day servicing activities of the Servicer or for any unlawful act or omission, breach, negligence, fraud, willful misconduct or bad faith of the Servicer.  In addition, any information about any of the Mortgage Loans acquired or obtained by Wells Fargo Bank, N.A. in any other capacity under this Agreement shall not be attributable to the Master Servicer unless communication of that information to the Master Servicer is an express duty of such person under this Agreement.

The relationship of the Master Servicer (and of any successor to the Master Servicer as master servicer under this Agreement) to the Trustee and the Securities Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

In the event the Master Servicer receives written notice of any instance of non-compliance by the Servicer of the terms of the Delegated Authority Guidelines, or the Master Servicer has knowledge of any other instance of non-compliance by the Servicer with its duties under this Agreement, the Master Servicer shall be responsible for reporting any such non-compliance by the Servicer to the Rating Agency, the Designated Successor Servicer, the Servicer, the Trustee, the Securities Administrator and the Depositor.  In the review of the Servicer’s activities, the Master Servicer may rely upon an Officer’s Certificate of the Servicer (or similar document signed by an officer of the Servicer), and the Servicer’s annual statement of compliance and accountant’s report required under Sections 3.15 and 3.16, respectively, with regard to the Servicer’s compliance with the terms of this Agreement.  In the event that the Master Servicer, in its judgment, reasonably determines that the Servicer should be terminated in accordance with this Agreement, or that a notice should be sent pursuant to this Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Rating Agency, the Depositor, the Securities Administrator, the Designated Successor Servicer, the Servicer and the Trustee thereof.

The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of the Servicer under this Agreement, and shall, in the event of a Servicer Event of Default, act in accordance with Sections 7.01 and 7.05.  Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the Mortgage Loans.

To the extent that the reasonable costs and expenses (the “Servicer Default Expenses”) incurred by the Master Servicer, successor servicer or the Trustee, as the case may be, in connection with any alleged or actual Servicer Event of Default and any related termination of the Servicer and appointment of a successor servicer (including, without limitation, (i) all reasonable legal costs and expenses and all reasonable due diligence costs and expenses associated with the investigation of any alleged or actual Servicer Event of Default, the evaluation of potential termination and/or the actual termination of the Servicer and (ii) all Servicing Transfer Costs), are not fully and timely reimbursed by the terminated Servicer, then the Master Servicer, the Designated Successor Servicer or other successor servicer or the Trustee, as the case may be, shall be entitled to reimbursement of such costs and expenses (the “Unreimbursed Servicer Default Expenses”) from the Trust; provided, that, the aggregate Unreimbursed Servicer Default Expenses reimbursed by the Trust to (x) the Designated Successor Servicer and the Trustee solely in connection with any transfer of servicing to the Designated Successor Servicer shall not exceed $50,000 and (y) the Master Servicer solely in connection with any transfer of servicing to the Designated Successor Servicer shall not exceed $25,000; provided, further, that if any such Unreimbursed Servicer Default Expenses paid by the Trust are ultimately reimbursed by the terminated Servicer to the Master Servicer, Designated Successor Servicer or other successor servicer or the Trustee, as applicable, after the Master Servicer, Designated Successor Servicer or other successor servicer or the Trustee has been reimbursed therefor, the Master Servicer, Designated Successor Servicer or other successor servicer or Trustee, as applicable, shall promptly remit such amounts that are reimbursed to the Master Servicer Custodial Account.

No successor servicer shall assume liability for the representations and warranties of the Servicer, if any, that it replaces and, as successor servicer, it shall not be accountable or liable for any unlawful act or omission, breach, negligence, fraud, willful misconduct or bad faith of the predecessor servicer.

The Master Servicer shall indemnify the Depositor, the Designated Successor Servicer, the Trustee, the Servicer, the Custodian and the Securities Administrator and each of their directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Master Servicer’s obligations set forth in this Section 3.01(a) or the failure of the Master Servicer to perform any of its obligations under Section 3.15.

(b)

The Servicer, as an independent contractor, shall service and administer the Mortgage Loans in accordance with this Agreement and the terms of the Mortgage Notes and Mortgages, and shall have full power and authority, acting alone or through subservicers or agents to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement.  The Servicer may arrange for the subservicing of any Mortgage Loan it services by a subservicer pursuant to a subservicing agreement or this Agreement; provided, however, that such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder.  Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or reference to actions taken through a subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Designated Successor Servicer, the Trustee, the Custodian, the Master Servicer, the Securities Administrator and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans.  All actions of each subservicer shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.  The Servicer shall pay all fees and expenses of any subservicer from its own funds (provided that any such expenditures that would constitute Servicing Advances if made by the Servicer hereunder shall be reimbursable to the Servicer as Servicing Advances).

(c)

At the cost and expense of the Servicer, without any right of reimbursement from the Trust Fund, the Servicer shall be entitled to terminate the rights and responsibilities of a subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer; provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer’s option, from electing to service the related Mortgage

Loans itself.  If the Servicer’s responsibilities and duties under this Agreement are terminated, the Servicer shall at its own cost and expense terminate the rights and responsibilities of the subservicer as soon as is reasonably possible.  The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of the subservicer from the Servicer’s own funds without reimbursement from the Trust Fund.

(d)

The Servicer shall be entitled to enter into an agreement with a subservicer for indemnification of the Servicer by the subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

(e)

Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving a subservicer shall be deemed to be between the subservicer and Servicer alone, and, except as set forth herein, the Depositor, the Designated Successor Servicer, the Master Servicer, the Securities Administrator, the Custodian and the Trustee shall have no obligations, duties or liabilities with respect to the subservicer including no obligation, duty or liability of the Depositor, the Designated Successor Servicer, the Master Servicer, the Securities Administrator, the Custodian or the Trustee to pay the subservicer’s fees and expenses.  For purposes of distributions and advances by the Servicer pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when a subservicer has received such payment.

(f)

The Servicer shall be responsible for making all required Servicing Advances and shall service and administer the Mortgage Loans in accordance with Customary Servicing Procedures, the Delegated Authority Guidelines and Applicable Regulations and shall provide to the Mortgagors any reports required to be provided to them thereby.  In the event of any conflict between (x) the Customary Servicing Procedures and the Delegated Authority Guidelines, the terms of the Delegated Authority Guidelines shall govern and be applicable, (y) the Customary Servicing Procedures and/or the Delegated Authority Guidelines and Applicable Regulations, the Applicable Regulations shall govern and be applicable and (z) the Customary Servicing Procedures and/or the Delegated Authority Guidelines and the HAMP or HAFA guidelines, the Servicer may service and administer the Mortgage Loans eligible under such programs in accordance with the HAMP or HAFA guidelines, as applicable.  The Servicer shall service the Mortgage Loans without regard to the ownership or non-ownership of any Certificates by the Servicer or any of its Affiliates.  The Trustee shall furnish to the Servicer any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement; provided, however, the Trustee shall not be held liable for any misuse of any such power of attorney or other documents by the Servicer.  Notwithstanding anything contained herein to the contrary, the Servicer shall not, without the written consent of the Trustee: (x) initiate any action, suit or proceeding solely under the name of the Trustee without indicating the Servicer’s representative capacity; or (y) take any action with the intent to cause, and that actually causes, the Trustee to be required to register to do business in any state.  The Trustee shall not be responsible for, and the Servicer (from its own funds) shall indemnify the Trustee for, any action taken by the Servicer pursuant to the application of any power of attorney; provided that the Servicer shall have no obligation to indemnify the Trustee for such action to the extent such action was taken pursuant to and in accordance with specific written instructions from the Trustee, which instructions are not based on the Servicer’s recommendations or proposals.  The Servicer shall be entitled to reimbursement from the Trust for any costs, liabilities and expenses associated with any such indemnification so long as such costs, liabilities and expenses were not the direct result of the Servicer’s bad faith, willful misfeasance or negligence

(g)

With respect to any Mortgage Loan as to which the Servicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property if, as a result of any such action, the Trust Fund would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that (A) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Certificateholders to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and (B) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such circumstances are present for which such action could be required, it would be in the best economic interest of the Certificateholders to take such actions with respect to the affected Mortgaged Property.  For the avoidance of doubt, the cost of the environmental audit report contemplated by this Section 3.01(g) shall be advanced by the Servicer as a Servicing Advance, subject to the Servicer’s right to be reimbursed therefor from the Servicer Custodial Account as provided in Section 3.08(a).  If the Servicer determines, as described above, that it is in the best economic interest of the Certificateholders to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Certificateholders.  For the avoidance of doubt, the cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer as a Servicing Advance, subject to the Servicer’s right to be reimbursed therefor from the Servicer Custodial Account as provided in Section 3.08(a).

(h)

Notwithstanding anything in this Agreement to the contrary, in the event of a voluntary Principal Prepayment in full of a Mortgage Loan, the Servicer may waive any Prepayment Charge or portion thereof required by the terms of the related Mortgage Note if (A) (i)(a) the Servicer determines that such waiver is standard and customary in servicing similar mortgage loans, (b) such waiver relates to a default or, in the judgment of the Servicer, a reasonably foreseeable default in respect of the applicable Mortgage Loan and (c) such waiver would, in the reasonable judgment of such Servicer, maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Charge, (ii) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors’ rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment or (iii) such waiver is otherwise permitted by the Delegated Authority Guidelines.  If the Servicer has waived or does not collect all or a portion of a Prepayment Charge relating to a voluntary Principal Prepayment in full due to any action or omission of such Servicer, other than as provided above, the Servicer shall, on the date on which the Principal Prepayment in full is remitted to the Master Servicer, deliver to the Master Servicer the Servicer Prepayment Charge Payment Amount with respect to such Mortgage Loan for distribution in accordance with the terms of this Agreement.

(i)

The Servicer shall undertake to defend any claims against the Trust, the Trustee and/or itself by a Mortgagor or otherwise related to the servicing of any Mortgage Loan and shall, subject to Section 3.01(f) hereof, represent and protect the interests of the Trust Fund in the Mortgage Loans.

(j)

The Servicer shall provide the Remittance Report to the Designated Successor Servicer each month.  The Designated Successor Servicer shall review and reconcile monthly balances for the Mortgage Loans with respect to each Remittance Report that it receives from the Servicer.

Section 3.02.

Delinquency and Default.

(a)

Subject to Section 3.01(f), in the event that any Mortgage Loan is in Default, Early Stage Delinquency, Early Stage Default or Advanced Default, the Servicer shall proceed according to the Delegated Authority Guidelines.

(b)

Consistent with the terms of this Agreement, the Servicer may pursue loss mitigation activities as set forth in the Delegated Authority Guidelines. Without limiting the generality of the foregoing and provided such action is in accordance with the Delegated Authority Guidelines, the Servicer in its own name or acting through subservicers or agents is hereby authorized and empowered when the Servicer believes it appropriate and reasonable in its judgment, to execute and deliver, on behalf of itself and the Trustee, the Depositor, the Master Servicer, the Securities Administrator, the Custodian and the Certificateholders, all instruments of satisfaction or cancellation, or of partial or full release, discharge, sale and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Certificateholders pursuant to the provisions of Sections 3.02 and 3.11.  The proceeds of any such sale shall be deposited in the Servicer Custodial Account within two Business Days of receipt thereof.  Upon receipt from the Servicer of notice of such deposit and a Request for Release, the Custodian, on behalf of the Trustee, shall release the Mortgage Files relating to such Mortgage Loans to the purchaser thereof, and the Trustee promptly shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall reasonably be necessary to vest in such purchaser any Mortgage Loan released pursuant hereto.  Upon such transfer or assignment, neither the Trustee nor the Custodian shall have any further responsibility with regard to such Mortgage Loan.

(c)

The Servicer shall deliver to the Custodian, on behalf of the Trustee, the original documents evidencing an assumption, Servicer Modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement.

(d)

 Notwithstanding anything to the contrary herein or under the Delegated Authority Guidelines or Customary Servicing Procedures, no modification, sale, refinancing, foreclosure or similar action shall be permitted in respect of any Mortgage Loan unless such Mortgage Loan is in default or such default is, in the judgment of the Servicer, reasonably foreseeable within the meaning of the REMIC Provisions.

Section 3.03.

Collection of Mortgage Loan Payments.

Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer shall proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans when the same shall become due and payable.

Section 3.04.

Rights of the Depositor, the Securities Administrator and the Trustee in Respect of the Master Servicer.

The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee.  None of the Securities Administrator, the Trustee or the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer and none of the Securities Administrator, the Trustee or the Depositor shall be obligated to supervise the performance of the Master Servicer hereunder or otherwise.

Section 3.05.

Designated Successor Servicer.

So long as there is a Designated Successor Servicer hereunder, the Servicer shall provide the Designated Successor Servicer with a monthly servicing transfer file and, upon receipt of any such monthly servicing transfer file, the Designated Successor Servicer shall promptly upload, map and store the information contained in such servicing transfer file to its mortgage loan servicing system.  The Servicer shall also provide the Designated Successor Servicer with monthly servicing reports and, upon the receipt of any such monthly servicing report, the Designated Successor Servicer shall promptly review and reconcile the monthly balances relating to the Mortgage Loans on such monthly servicing reports with the applicable monthly servicing transfer file.  In the event that the Master Servicer terminates the Servicer as servicer as a result of a Servicer Event of Default, the Designated Successor Servicer shall be obligated to automatically succeed the Servicer as servicer hereunder and assume all of the rights, duties and obligations of the Servicer hereunder in accordance with Sections 7.01 and 7.05 hereof.

Section 3.06.

Servicer Custodial Account, Master Servicer Custodial Account, Distribution Account; Interest Reserve Account and Class P Account.

(a)

The Servicer shall establish and maintain the Servicer Custodial Account which shall be entitled “Servicer Custodial Account, MorEquity, Inc., as Servicer under the Pooling and Servicing Agreement, dated January 31, 2010, among Sixth Street Funding LLC, as Depositor, Wells Fargo Bank, N.A., as Master Servicer, as Securities Administrator and as Custodian, MorEquity, Inc., as Servicer, Green Tree, as Designated Successor Servicer, and U.S. Bank National Association, as Trustee, in trust for registered Holders of American General Mortgage Loan Trust 2010-1, American General Mortgage Pass-Through Certificates, Series 2010-1,” which must be an Eligible Account held on behalf of the Trustee for the benefit of the Certificateholders and all references herein to a Servicer Custodial Account shall be deemed to be references to such segregated account.  The establishment of the Servicer Custodial Account with any Affiliate of the Securities Administrator or the Master Servicer shall not result in the imposition of any additional duties or obligations on the Securities Administrator or Master Servicer, as applicable, hereunder.

The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, within two Business Days of receipt (except as otherwise specifically provided herein), the following payments and collections received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

(i)

all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(ii)

all payments on account of interest on the Mortgage Loans, net of any amounts used to pay the Servicing Fee to the Servicer and any amounts used to pay the Designated Successor Servicer Fee to the Designated Successor Servicer;

(iii)

all Liquidation Proceeds (net of any fees or other compensation specifically permitted herein) and any Subsequent Recoveries;

(iv)

any amount required to be deposited by the Servicer pursuant to this Section 3.06 in connection with any losses on Eligible Investments with respect to the Servicer Custodial Account;

(v)

any amounts relating to REO Property required to be remitted pursuant to Section 3.11;

(vi)

all Prepayment Charges collected by the Servicer in connection with the voluntary Principal Prepayment in full of any Mortgage Loan and all Servicer Prepayment Charge Payment Amounts required to be paid by the Servicer pursuant to Section 3.01(h) in connection with any such Principal Prepayment; and

(vii)

any other amounts required to be deposited hereunder.

If the Servicer shall remit to the Servicer Custodial Account any amount not required to be remitted, it may at any time withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding.  All funds required to be deposited in the Servicer Custodial Account shall be held by the Servicer in trust for the Certificateholders until remitted to the Master Servicer in accordance with this Section 3.06 hereof or withdrawn in accordance with Section 3.08.

Each institution at which the Servicer Custodial Account is maintained shall invest the funds therein as directed in writing by the Servicer in Eligible Investments, which shall mature not later than the Business Day prior to the next Servicer Remittance Date and shall not be sold or disposed of prior to their maturity (except that if such Eligible Investment is an obligation of, or managed or advised by, the institution that maintains such account, then such Eligible Investment shall mature not later than such Servicer Remittance Date).  All such Eligible Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders.  All Servicer Custodial Account Reinvestment Income shall be for the benefit of the Servicer as additional compensation and the amount of any losses realized in the Servicer Custodial Account in respect of any such Eligible Investments shall promptly be deposited by the Servicer from its own funds to the Servicer Custodial Account.

The Servicer shall deliver to the Master Servicer in immediately available funds for deposit in the Master Servicer Custodial Account by 2:00 p.m. New York time on each Servicer Remittance Date, all amounts on deposit in the Servicer Custodial Account that are not subject to removal by the Servicer pursuant to Section 3.08 that constitute the Available Funds for the applicable Distribution Date.  Any remittance received from the Servicer after 2:00 p.m. New York time on the Servicer Remittance Date shall be deemed received on the next Business Day.

With respect to any amount required to be delivered by the Servicer to the Master Servicer pursuant to the immediately preceding paragraph that is received by the Master Servicer after the applicable Servicer Remittance Date, the Servicer shall pay to the Master Servicer interest on any such late amount at an annual rate equal to The Wall Street Journal Prime Rate as of such applicable Servicer Remittance Date (but in no event greater than the maximum amount permitted by applicable law); provided, that, if any such required amount is delivered after the applicable Servicer Remittance Date solely as a result of administrative error on the part of the Servicer and the Servicer remedies such late payment by the end of the Business Day following such Servicer Remittance Date, the Servicer shall not be required to pay any such interest on such late amount.  Any such interest required to be paid by the Servicer shall be deposited in the Servicer Custodial Account by the Servicer and paid to the Master Servicer on the date that eventual payment of such late amount is made and shall cover the period commencing on the day following the applicable Servicer Remittance Date and ending on the Business Day on which such payment is made, both inclusive.  The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Servicer Event of Default.

(b)

The Master Servicer shall establish and maintain the Master Servicer Custodial Account, which may be deemed to be a sub-account of the Distribution Account for so long as the Master Servicer and the Securities Administrator are the same Person.  The Master Servicer shall, promptly upon receipt or as otherwise required, deposit in the Master Servicer Custodial

Account and retain therein any amounts which are required to be deposited in the Master Servicer Custodial Account by the Master Servicer.

The Master Servicer shall deposit or cause to be deposited into the Master Servicer Custodial Account, on the same Business Day of receipt (except as otherwise specifically provided herein), the following payments and collections remitted by the Servicer, a Seller or American General or received by the Master Servicer in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

(i)

all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(ii)

all payments on account of interest on the Mortgage Loans, net of any amounts used to pay the Servicing Fee to the Servicer, any amounts used to pay the Designated Successor Servicer Fee to the Designated Successor Servicer and any amounts used to pay the Administration Fee to the Master Servicer, Custodian and Securities Administrator;

(iii)

all Liquidation Proceeds (net of any fees or other compensation specifically permitted herein) and any Subsequent Recoveries;

(iv)

any amount required to be deposited by the Master Servicer pursuant to this Section 3.06 in connection with any losses on Eligible Investments with respect to the Master Servicer Custodial Account and any amounts received from the Servicer relating to losses on Eligible Investments with respect to the Servicer Custodial Account;

(v)

any amounts relating to REO Property required to be remitted by the Servicer;

(vi)

all Purchase Prices and Reimbursement Amounts paid by a Seller or American General;

(vii)

all Prepayment Charges collected by the Servicer in connection with the voluntary Principal Prepayment in full of any Mortgage Loan and all Servicer Prepayment Charge Payment Amounts required to be paid by the Servicer in connection with any such Principal Prepayment; and

(viii)

any other amounts required to be deposited hereunder.

If the Master Servicer shall remit to the Master Servicer Custodial Account any amount not required to be remitted, it may at any time withdraw such amount from the Master Servicer Custodial Account, any provision herein to the contrary notwithstanding.  All funds required to be deposited in the Master Servicer Custodial Account shall be held by the Master Servicer in trust for the Certificateholders until remitted to the Securities Administrator in accordance with this Section 3.06 hereof or withdrawn in accordance with Section 3.08.

Each institution at which the Master Servicer Custodial Account is maintained shall invest the funds therein only if and when directed in writing by the Master Servicer and any such investment shall be in Eligible Investments, which shall mature not later than the Business Day prior to date on which the Master Servicer is required to deposit funds in the Distribution Account pursuant to Section 3.06(c) (except that if such Eligible Investment is an obligation of, or managed or advised by, the institution that maintains such account, then such Eligible Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to their maturity.  At any time, the Master Servicer may direct that the funds in the Master Servicer Custodial Account remain uninvested.  All such Eligible Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders.  All Master Servicer Custodial Account Reinvestment Income shall be for the benefit of the Master Servicer as part of its master servicing compensation and shall be remitted to the Master Servicer monthly as provided herein.  The amount of any losses realized in the Master Servicer Custodial Account incurred in any such account in respect of any such investments shall, on the day any such losses are realized, be deposited by the Master Servicer from its own funds in the Master Servicer Custodial Account.

(c)

The Securities Administrator shall establish and maintain the Distribution Account into which the Master Servicer shall deposit on or prior to 11:00 A.M. New York time on each Distribution Date (or, if the Securities Administrator is no longer the same Person as, or an Affiliate of, the Master Servicer, the Business Day preceding each Distribution Date), all amounts on deposit in the Master Servicer Custodial Account that constitute Available Funds for the applicable Distribution Date.  The Securities Administrator shall also deposit in the Distribution Account the Termination Price upon receipt from the Servicer.  The Securities Administrator hereby designates each of the Lower Tier Distribution Subaccount, the Upper Tier Distribution Subaccount and the Grantor Trust Subaccount as a sub-account of the Distribution Account.  On each Distribution Date, the Securities Administrator shall (A) from funds available on deposit in the Distribution Account, be deemed to deposit into the Lower Tier Distribution Subaccount, all funds deemed on deposit in the Distribution Account and (B) immediately thereafter, be deemed to deposit into the Upper Tier Distribution Subaccount, the Lower Tier Distribution Amount.  On each Distribution Date, funds on deposit in the Distribution Account and deemed to be on deposit in the Upper Tier Distribution Subaccount shall be used to make payments on the Upper Tier Interests as provided in Sections 4.01 and 4.02.

Each institution at which the Distribution Account is maintained shall invest the funds therein only if and when directed in writing by the Securities Administrator and any such investment shall be in Eligible Investments, which shall mature not later than the Business Day prior to the next Distribution Date (except that if such Eligible Investment is an obligation of, or managed or advised by, the institution that maintains such account, then such Eligible Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to their maturity.  At any time, the Securities Administrator may direct that the funds in the Distribution Account remain uninvested.  All such Eligible Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders.  All Securities Administrator Distribution Account Reinvestment Income shall be for the benefit of the Securities Administrator as part of its compensation and shall be remitted to the Securities Administrator monthly as provided herein.  The amount of any losses realized in the Distribution Account incurred in any such account in respect of any such investments shall be deposited by the Securities Administrator from its own funds in the Distribution Account.  Funds in the Grantor Trust Subaccount shall be held uninvested.

(d)

The Servicer shall give notice to the Depositor, the Master Servicer, the Securities Administrator and the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days after and not more than 45 days prior to any change thereof.  The Master Servicer shall give notice to the Depositor, the Servicer, the Securities Administrator and the Trustee of any proposed change of the location of the Master Servicer Custodial Account maintained by the Master Servicer not later than 30 days after and not more than 45 days prior to any change thereof.  The Securities Administrator shall give notice to the Depositor, the Master Servicer, the Servicer and the Trustee of any proposed change of the location of the Distribution Account maintained by the Securities Administrator not later than 30 days after and not more than 45 days prior to any change thereof.

(e)

On each Distribution Date as to which there is a Cap Carryover Amount payable to the Offered Certificates, the Securities Administrator shall be deemed to have been directed by the Holders of the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates and the Class CE Certificates to, and therefore shall, deposit into the Grantor Trust Subaccount the Cap Carryover Amounts described in Sections 4.01(a)(iv), (a)(vii), (a)(x), (a)(xiii), (c)(iii), (c)(vii), (c)(xi), and (c)(xv) rather than distributing such amounts to the Holders of the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates and the Class CE Certificates.  For federal and state income tax purposes, the Holders of the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates and the Class CE Certificates shall be deemed to be the owners of the Grantor Trust Subaccount, which shall be an asset of the Grantor Trust as provided in Section 9.04 and all amounts deposited into the Grantor Trust Subaccount shall be treated as amounts distributed by the Upper Tier REMIC with respect to the Upper Tier Regular Interests corresponding to the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates and the Class CE Certificates.  Upon a termination of the Trust pursuant to Section 10.01 or the payment in full of the Offered Certificates, all amounts remaining on deposit in the Grantor Trust Subaccount shall be released by the Trust Fund and distributed pro rata to the Holders of the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates and the Class CE Certificates, or their respective designees.  For federal and state tax return and information reporting purposes, the right of the Holders of the Offered Certificates to receive payments of Cap Carryover Amounts shall be assumed to have a value of zero as of the Closing Date unless and until required otherwise by an applicable taxing authority.  The Grantor Trust Subaccount shall be part of the Trust Fund but not part of any Trust REMIC and any payments to the Holders of the Offered Certificates of Cap Carryover Amounts shall not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).  The Grantor Trust Subaccount is an “outside reserve fund” within the meaning of Treasury regulation § 1.860G-2(h).

By accepting a Class A-2 Certificate, Class A-3 Certificate, Class A-4 Certificate or Class CE Certificate, each Holder of such Certificate hereby agrees to direct the Securities Administrator, and the Securities Administrator hereby is directed, to deposit into the Grantor Trust Subaccount the amounts described above on each Distribution Date as to which there is any Cap Carryover Amount payable to the Offered Certificates rather than distributing such amounts to the Holders of the Class A-2 Certificates, Class A-3 Certificates, Class A-4

Certificates or Class CE Certificate.  By accepting a Class A-2 Certificate, Class A-3 Certificate, Class A-4 Certificate or Class CE Certificate, each Holder of such Certificate further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance.  Amounts held in the Grantor Trust Subaccount shall be held uninvested.

(f)

The Securities Administrator shall establish and maintain the Class P Account, which must be an Eligible Account held on behalf of the Trustee for the benefit of the Certificateholders. The Depositor shall deposit or cause to be deposited $100 into the Class P Account on the Closing Date, to be held therein until such amount is distributed by the Securities Administrator to the holders of the Class P Certificates pursuant to Section 4.02(i).  Such amount shall remain uninvested.

(g)

The Securities Administrator shall establish and maintain the Interest Reserve Account.   On the Closing Date, the Depositor shall deposit an amount equal to the Interest Reserve Amount into the Interest Reserve Account.  Amounts on deposit in the Interest Reserve Account may be invested at the direction of the Depositor in Eligible Investments.  If, on any Distribution Date, there exists an Offered Certificate Accrued Interest Deficit, then the Securities Administrator shall withdraw from the Interest Reserve Account an amount equal to the lesser of (x) the amount of such Offered Certificate Accrued Interest Deficit and (y) the amount then on deposit in the Interest Reserve Account and deposit such amount (any such amount for any Distribution Date, the “Interest Reserve Distribution”) into the Distribution Account and apply such Interest Reserve Distribution in the manner set forth in Section 4.01(b) hereof.  On the earlier of (i) the Distribution Date on which any optional termination described in Section 10.01(a) is effected and (ii) the Distribution Date immediately following the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero, the Securities Administrator shall withdraw any amounts then on deposit in the Interest Reserve Account and pay such amounts to the Depositor.  After the initial deposit by the Depositor into the Interest Reserve Account, no additional funds shall be deposited therein.  In the event that, after giving effect to the distribution of the Available Funds for any Distribution Date, the amount on deposit in the Interest Reserve Account exceeds the Interest Reserve Amount, the Securities Administrator shall withdraw such excess and pay such excess to the Depositor.

Section 3.07.

Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

(a)

To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall establish and maintain one or more escrow accounts (collectively, the “Escrow Account”) which shall be entitled “Escrow Account, MorEquity, Inc., as Servicer under the Pooling and Servicing Agreement, dated January 31, 2010, among Sixth Street Funding LLC, as Depositor, Wells Fargo Bank, N.A., as Master Servicer, as Securities Administrator and as Custodian, MorEquity, Inc., as Servicer, Green Tree, as Designated Successor Servicer, and U.S. Bank National Association, as Trustee, in trust for registered Holders of American General Mortgage Loan Trust 2010-1, American General Mortgage Pass-Through Certificates, Series 2010-1,” which must be an Eligible Account held on behalf of the Trustee for the benefit of the Certificateholders and all references herein to an Escrow Account shall be deemed to be references to such segregated account.  Nothing herein shall require the Servicer to establish an Escrow Account in violation of applicable law.

(b)

The Servicer shall deposit in the Escrow Account within two Business Days of receipt, and retain therein:  (a) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement and (b) all amounts representing proceeds of any Insurance Policy which are to be applied to the restoration or repair of any Mortgaged Property.  The Servicer shall make withdrawals therefrom only in accordance with this Section 3.07.  As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law.

(c)

With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of premiums for Primary Mortgage Insurance Policies, fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage.  The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances to effect such payments, subject to its ability to recover such Servicing Advances pursuant to Sections 3.07, 3.08(a)(ii) and 3.08(a)(iii).

(d)

Withdrawals from the Escrow Account shall be made by the Servicer only (a) to effect timely payments of ground rents, taxes, assessments, premiums for Primary Mortgage Insurance Policies, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage, (b) to reimburse the Servicer from amounts relating to a particular Mortgage Loan for any Servicing Advance made by Servicer with respect to such Mortgage Loan, (c) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan, (d) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law, (e) for application to restore or repair of the Mortgaged Property, (f) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (g) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (h) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (i) to withdraw suspense payments that are deposited into the Escrow Account, (j) to withdraw any amounts inadvertently deposited in the Escrow Account or (k) to clear and terminate the Escrow Account upon the termination of this Agreement.

Section 3.08.

Permitted Withdrawals from the Servicer Custodial Account, the Master Servicer Custodial Account and the Distribution Account.

(a)

The Servicer may from time to time make withdrawals or cause withdrawals to be made from the Servicer Custodial Account for the following purposes:

(i)

to pay to the Servicer (to the extent not previously retained by it), the Servicing Fee to which the Servicer is entitled pursuant to this Agreement and any Servicer Custodial Account Reinvestment Income to which the Servicer is entitled pursuant to this Agreement and to pay the Designated Successor Servicer the Designated Successor Servicer Fee to which the Designated Successor Servicer is entitled pursuant to this Agreement;

(ii)

to reimburse the Servicer for any unreimbursed Servicing Advances, the Servicer’s right to reimburse the Servicer pursuant to this clause (ii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan (unless the Mortgage Loan was subject to a Servicer Modification during the related Prepayment Period, in which case the Servicer may reimburse itself for all unreimbursed Servicing Advances with respect to such Mortgage Loan from any funds on deposit in the Servicer Custodial Account);

(iii)

to reimburse the Servicer for Nonrecoverable Advances (as certified by the Servicer to the Depositor, the Master Servicer and the Securities Administrator in an Officer’s Certificate);

(iv)

to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased from the Trust, including pursuant to Sections 2.01, 2.03 and 3.02, all amounts received thereon after the date of such purchase;

(v)

to reimburse the Servicer or the Depositor for indemnities, losses, liabilities and expenses incurred by it and reimbursable pursuant to this Agreement, including but not limited to, Section 3.18;

(vi)

to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein; and

(vii)

to clear and terminate the Servicer Custodial Account upon termination of the Agreement pursuant to Section 10.01.

Upon request, the Servicer shall provide the Depositor, the Master Servicer and the Securities Administrator with copies of invoices or other documentation relating to Servicing Advances that have been reimbursed from the Servicer Custodial Account.

(b)

The Master Servicer may from time to time make withdrawals from the Master Servicer Custodial Account for the following purposes:

(i)

to pay to the Servicer (to the extent not previously retained by it), the Servicing Fee to which the Servicer is entitled pursuant to this Agreement and any Servicer Custodial Account Reinvestment Income to which the Servicer is entitled pursuant to this Agreement (and which has not previously been paid to it); to pay to the Designated Successor Servicer (to the extent not previously paid to it by the Servicer) the Designated Successor Servicer Fee to which the Designated Successor Servicer is entitled pursuant to this Agreement; to pay to itself any Master Servicer Custodial Account Reinvestment Income; and to pay to itself, the Custodian and the Securities Administrator any Administration Fees to which such parties are entitled pursuant to this Agreement;

(ii)

to reimburse the Servicer for any unreimbursed Servicing Advances, such right to reimbursement pursuant to this clause (ii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds and such other amounts as may be collected from the related Mortgagor or otherwise relating to the Mortgage Loan (unless the Mortgage Loan was subject to a Servicer Modification during the related Prepayment Period, in which case the Master Servicer may reimburse the Servicer for all unreimbursed Servicing Advances with respect to such Mortgage Loan from any funds on deposit in the Master Servicer Custodial Account);

(iii)

to reimburse the Servicer for Nonrecoverable Advances (as certified by the Servicer to the Depositor, the Master Servicer and the Securities Administrator in an Officer’s Certificate);

(iv)

to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased from the Trust, including pursuant to Sections 2.01, 2.03 and 3.02, all amounts received thereon after the date of such purchase;

(v)

to reimburse the Servicer or Depositor for indemnities, losses, liabilities and expenses incurred by any of them and reimbursable pursuant to this Agreement, including but not limited to, Section 3.18;

(vi)

to reimburse (x) itself, the Custodian and the Securities Administrator for Administration Expenses incurred by any of them pursuant to this Agreement; provided, that the aggregate Administration Expenses reimbursed to the Master Servicer, Custodian and the Securities Administrator in any calendar year shall not exceed $400,000 and (y) to the extent permitted by Section 3.01(a), itself, the Trustee and the Designated Successor Servicer or any other successor servicer for any accrued and unpaid Unreimbursed Servicer Default Expenses incurred by any of them;

(vii)

to withdraw any amount deposited in the Master Servicer Custodial Account and not required to be deposited therein; and

(viii)

to clear and terminate the Master Servicer Custodial Account upon termination of the Agreement pursuant to Section 10.01;

provided, that, the Servicer shall be entitled to direct the Master Servicer to withdraw from the Master Servicer Custodial Account and remit to the Servicer any funds permitted to be reimbursed or otherwise paid to the Servicer pursuant to this Section 3.08(b).

(c)

The Securities Administrator shall withdraw funds from the Distribution Account for distributions to Certificateholders in the manner specified in this Agreement.

Section 3.09.

Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located by an insurer generally acceptable to prudent mortgage lending institutions in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the Stated Principal Balance owing on the Mortgage Loan (or, in the case of an REO Property, the fair market value of such REO Property) and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy.  If required by the National Flood Insurance Act of 1968 or the Flood Disaster Prevention Act of 1973, as amended, the Servicer shall cause to be maintained a flood insurance policy meeting the requirements of the Federal Insurance Administration, in an amount representing coverage not less than the least of (A) the replacement value of the improvements that are part of the Mortgaged Property, (B) the Stated Principal Balance of the Mortgage Loan or (C) the maximum amount of insurance available under the National Flood Insurance Act of 1968 or the Flood Disaster Prevention Act of 1973, as amended. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.08.  It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.  Any cost incurred by the Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Servicer pursuant to Section 3.08.  All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to Servicer, and shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.  The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either its insurance carrier or agent; provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless (i) such companies are licensed to do business in the state wherein the property subject to the policy is located and (ii) such insurer is generally acceptable to prudent mortgage lending institutions.

The Servicer shall be permitted to maintain a blanket insurance policy in sufficient amounts to cover any uninsured loss due to any gap in Mortgagor provided coverage.  In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from flood, fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to the immediately preceding paragraph and otherwise complies with all other requirements of the immediately preceding paragraph, it shall conclusively be deemed to have satisfied its obligations as set forth in this Section 3.09.  Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Servicer Custodial Account subject to withdrawal pursuant to Section 3.08.  Such blanket policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the immediately preceding paragraph, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Servicer Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Servicer’s funds, without reimbursement therefore (and such amount shall be deemed to be Insurance Proceeds).

Section 3.10.

Fidelity Bond; Errors and Omissions Insurance.

(a)

The Servicer shall maintain, at its own expense, a blanket fidelity bond and errors and omissions insurance, either in the form of a policy with an insurer or as part of a self-insurance program with its subsidiaries and Affiliates, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans.  The Servicer shall furnish to the Master Servicer, upon request, copies of any fidelity bond or errors and omissions insurance.  These policies or program must insure the Servicer against losses resulting from fraud, theft, errors, omissions, negligence, dishonest or fraudulent acts committed by the Servicer’s personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. No provision of this Section 3.10 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.

(b)

The Master Servicer shall maintain, at its own expense, a blanket fidelity bond and errors and omissions insurance, either in the form of a policy with an insurer or as part of a self-insurance program with its subsidiaries and Affiliates, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans.  These policies or program must insure the Master Servicer against losses resulting from fraud, theft, errors, omissions, negligence, dishonest or fraudulent acts committed by the Master Servicer’s personnel, any employees of outside firms that provide data processing services for the Master Servicer, and temporary contract employees or student interns.  No provision of this Section 3.10 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Master Servicer from its duties and obligations as set forth in this Agreement.

Section 3.11.

REO Property.

(a)

With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trust for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders.  The Servicer shall (i) cause the Trust to be placed on the title to such REO

Property and (ii) ensure that the title to such REO Property references this Agreement.   Pursuant to its efforts to sell such REO Property, the Servicer shall protect and conserve such REO Property in the manner and to the extent required by this Agreement, subject to the REMIC Provisions.

(b)

The Servicer shall deposit all REO Proceeds in the Servicer Custodial Account.  With respect to each REO Property, the Servicer shall account separately for each REO Property with respect to all funds collected and received in connection with the operation of such REO Property.

(c)

The Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided that, for the avoidance of doubt, any such unreimbursed Servicing Advances may be reimbursed or paid, as the case may be, prior to final disposition, out of any REO Proceeds.

(d)

The Net Liquidation Proceeds from the final disposition of the REO Property  shall be deposited in the Servicer Custodial Account within two Business Days of receipt.  Any disposition of REO Property shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration and an Opinion of Counsel is obtained by the Servicer to the effect that such sale shall not result in an Adverse REMIC Event).  Upon receipt from the Servicer of notice of such deposit and a Request for Release, the Custodian, on behalf of the Trustee, shall release the Mortgage Files relating to such REO Property to the purchaser thereof, and the Trustee promptly shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall reasonably be necessary to vest in such purchaser any REO Property released pursuant hereto.

(e)

In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property before the end of the third taxable year beginning after the year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or the end of such other period as may be identified in the REMIC Provisions as the maximum time during which such REO Property continues to constitute “foreclosure property” under the REMIC Provisions) unless the Servicer shall have applied for and received an extension of such period from the Internal Revenue Service, in which case the Trust Fund may continue to hold such REO Property for the period of such extension.  Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or (ii) subject any Trust REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes.

Section 3.12.

Due-on-Sale Clauses; Assumption and Substitution Agreements.

The Servicer, to the extent it has knowledge of a conveyance of Mortgaged Property by the Mortgagor, shall use its reasonable best efforts to enforce any “due-on-sale” provision contained in the related Mortgage or Mortgage Note by exercising its rights to accelerate the maturity of the related Mortgage Loan; provided that the Servicer shall permit an assumption of a Mortgage if so required in accordance with the terms of the Mortgage or the Mortgage Note; provided, further, the Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any.  In connection with any such assumption, the outstanding principal amount, the Monthly Payment and the Mortgage Interest Rate of the related Mortgage Note shall not be changed, and the term of the Mortgage Loan shall not be increased or decreased.  If an assumption is allowed pursuant to this Section 3.12, the Servicer with the prior consent of the issuer of the Primary Mortgage Insurance Policy, if any, is authorized to enter into a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note.

Section 3.13.

Custodian to Cooperate; Release of Files.

(a)

Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer shall immediately notify the Custodian by delivering, or causing to be delivered, two copies (one of which shall be returned to the Servicer with the Mortgage File) of a Request for Release substantially in the form of Exhibit E hereto or in electronic format reasonably acceptable to the Custodian and the Servicer.  Upon receipt of such request, the Custodian shall within three Business Days release the related Mortgage File to the Servicer.  The Trustee shall at the Servicer’s written direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon.  If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all reasonable necessary action to reflect the release of the Mortgage on the records of MERS.  Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor.

(b)

From time to time and as shall be appropriate for the master servicing, servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Custodian shall, upon delivery to it of a Request for Release signed by a Servicing Officer or a Master Servicing Officer, release the Mortgage File within three Business Days to the Servicer or Master Servicer, as applicable.  The Servicer or Master Servicer, as applicable, shall cause the Mortgage Files so released to be returned to the place where the related Mortgage File was being maintained when the need therefor no longer exists, unless the

Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Custodian an additional Request for Release relating to such liquidation.

(c)

If the Servicer at any time seeks to initiate a foreclosure proceeding or any other legal action in respect of any Mortgaged Property as authorized by this Agreement, the Servicer shall deliver or cause to be delivered to the Trustee, and shall direct the Trustee to execute and deliver for signature, as appropriate, any court pleadings, requests for trustee’s sale or other documents necessary to effectuate such foreclosure or other legal action.

Notwithstanding the foregoing, the Servicer and the Master Servicer are authorized to transmit and the Custodian is authorized to accept signed facsimile or email copies of Requests for Release.

Section 3.14.

Master Servicing, Servicing and Designated Successor Servicing Compensation.

(a)

As compensation (along with its portion of the Administration Fee) for its services hereunder, the Master Servicer shall be entitled to compensation in the form of the Master Servicer Custodial Account Reinvestment Income.  The Master Servicer shall be required to pay all expenses incurred by it in connection with its master servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

(b)

As a portion of its compensation for its services hereunder, the Servicer shall be entitled to retain the Servicing Fee from interest payments collected with respect to the Mortgage Loans.  Additional servicing compensation in the form of assumption fees, late payment charges, incentive payments payable to the Servicer as provided in the MHA Program or HAMP (or other similar mortgage loan modification programs), fees in connection with the successful sale of Bulk Loans (from related Liquidation Proceeds) and other ancillary income shall be retained by the Servicer.  The Servicer shall also be entitled to any Servicer Custodial Account Reinvestment Income.  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

(c)

As compensation for its services hereunder, the Designated Successor Servicer shall be entitled to receive the Designated Successor Servicer Fee, to be paid from interest payments collected with respect to the Mortgage Loans.

Section 3.15.

Annual Statement as to Compliance.

On or prior to March 31st of each year, beginning in calendar year 2011, each of the Servicer, the Master Servicer and any predecessor servicer (with respect to the portion of the prior calendar year for which it acted as servicer hereunder in the event such predecessor servicer resigns or is terminated during such prior calendar year) shall deliver to the Master Servicer (in the case of the Servicer or the predecessor servicer) and the Depositor a statement to the effect that (i) an authorized officer of the predecessor servicer, Servicer or the Master Servicer, as applicable, has reviewed (or a review has been made under its supervision of) such party’s activities under this Agreement during the prior calendar year (or applicable portion thereof) and

(ii) to the best of such officers’ knowledge, based on such review, the predecessor servicer, Servicer or the Master Servicer, as applicable, has fulfilled all of its obligations under this Agreement in all material respects throughout the period covered by the prior calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any respect, a statement of such failure known to such officer and the nature and the status thereof.

Section 3.16.

Annual Independent Certified Public Accountants’ Reports.

On or prior to March 31st of each year, beginning in calendar year 2011, the Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Master Servicer and the Depositor to the effect that such firm has, with respect to the Servicer’s overall servicing operations, examined such operations in accordance with the requirements of either the Uniform Single Attestation Program for Mortgage Bankers or the Securities and Exchange Commission’s Regulation AB, stating such firm’s conclusions relating thereto.

Section 3.17.

Access to Certain Documentation and Information Regarding the Mortgage Loans; Access to Servicing Systems and Data.

The Master Servicer and the Servicer shall provide to regulatory authorities supervising Holders of Certificates, and the examiners and supervisory agents of such regulators, access to the documentation required by applicable regulations of such regulators with respect to the Mortgage Loans.  Nothing in this Section 3.17 shall limit the obligation of the Master Servicer or the Servicer to observe any applicable law and the failure of the Master Servicer or the Servicer to provide access as provided in this Section 3.17 as a result of such obligation shall not constitute a breach of this Section 3.17.

In addition, each of the Master Servicer and the Servicer shall furnish upon reasonable request by the Trustee or the Master Servicer, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable and appropriate with respect to the purposes of this Agreement and applicable regulations.  All such reports or information shall be provided by and in accordance with all reasonable instructions and directions the requesting party may require.  Each of the Master Servicer and the Servicer agrees to execute and deliver all such instruments and take all such action as the Trustee from time to time, may reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

Upon reasonable written request by (a) Certificateholders holding at least 51% of the Voting Rights of any Class of Subordinated Certificates or (b) Certificateholders holding the greater of (i) the Certificate Principal Balance representing 5% of the Voting Rights of the Senior Certificates and (ii) Senior Certificates representing at least $10,000,000 in Certificate Principal Balance (the Certificateholders described in (a) or (b), as applicable, the “Requesting Certificateholders”) the Servicer will give such Requesting Certificateholders or their agent the right, during normal business hours, to inspect the credit files relating to Mortgage Loans which are at least 90 days delinquent based on Mortgage Bankers Assciation methodology (any such Mortgage Loan, a “Reviewable Mortgage Loan”), as such files existed at the date of origination of the applicable Mortgage Loan, at the premises of the Servicer and in a manner that does not unreasonably interfere with the operations of the Servicer; provided, that the Servicer will be under no obligation to provide such information unless each such Requesting Certificateholder and each such agent examining such information has signed a confidentiality agreement reasonably acceptable to the Servicer in good faith.  Each such Requesting Certificateholder and each such agent shall be obliged to follow any reasonable and good faith direction of the Servicer with respect to the handling and maintenance of such information.  Any costs of such Requesting Certificateholders or their agents in connection with any such inspection shall be paid by such Requesting Certificateholders or their agents (and shall not be reimbursable by the Trust Estate).  At the conclusion of any such inspection, in the event that such Requesting Certificateholders reasonably believe that, with respect to any such Reviewable Mortgage Loan, there exists (i) materially defective or missing documentation which defect or missing document prevents or materially delays the Trust from (A) realizing against the Mortgaged Property relating to such Reviewable Mortgage Loan through foreclosure or similar loss mitigation activity or (B) processing any title claim under the title insurance policy relating to such Reviewable Mortgage Loan or (ii) a breach of any representation or warranty in respect of such Reviewable Mortgage Loan which materially and adversely affects the Certificateholders’ interest in such Reviewable Mortgage Loan (any such Reviewable Mortgage Loan, a “Certificateholder Reviewed Defective Mortgage Loan”), such Requesting Certificateholders shall be entitled to give written notice (describing in reasonable detail such defect, missing document or breach including, if applicable, the particular representation or warranty which such Requesting Certificateholders believe to have been breached) thereof to the Securities Administrator and the Securities Administrator shall give written notice to the Seller, the Depositor, the Trustee, the Master Servicer, the Designated Successor Servicer, American General, the Custodian and the Rating Agency to the extent required by Section 2.03(a) hereof.  Any such Requesting Certificateholders shall be deemed to have agreed to undertake any such inspection and elect to give any such written notice in good faith and in a commercially reasonable manner.

Section 3.18.

Liability of Parties; Indemnification.

(a)

Subject to clause (b) below, the Servicer indemnifies and holds the Trustee, the Depositor, the Securities Administrator, the Designated Successor Servicer, the Master Servicer, the Custodian and the Trust Fund harmless against any and all third party claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other reasonable costs, fees and expenses that the Trustee, the Depositor, the Securities Administrator, the Designated Successor Servicer, the Master Servicer, the Custodian or the Trust Fund may sustain in any way related to the failure of the Servicer to perform its duties in compliance with this Agreement as a result of its bad faith, willful misfeasance or negligence.  The Servicer shall immediately notify the Trustee, the Depositor, the Securities Administrator, the Designated Successor Servicer, the Master Servicer and the Custodian if a claim is made that may result in such claims, losses, penalties, fines, forfeitures, legal fees or related costs, judgments, or any other costs, fees and expenses, and the Servicer shall assume (with the consent of the Trustee, the Designated Successor Servicer, the Depositor, the Securities Administrator, the Master Servicer or the Custodian, as applicable) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, Trustee, the Depositor, the Designated Successor Servicer, the Securities Administrator, the Master Servicer, the Custodian

and/or the Trust Fund in respect of such claim.  The provisions of this Section 3.18 shall survive the termination of this Agreement and the payment of the outstanding Certificates.

(b)

None of the parties to this Agreement or any of the directors, officers, employees or agents of such parties shall be under any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such party against any breach of warranties or representations made by such party herein, against any specific liability imposed on such party hereunder or for a breach of such party’s duties or obligations hereunder as a result of its willful misfeasance, bad faith or negligence in the performance of its duties hereunder or as a result of its reckless disregard of its duties or obligations hereunder.

Each of the parties to this Agreement and any director, officer, employee or agent of each such party, may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person with respect to any matters arising hereunder.  Each of the parties hereto and any director, officer, employee or agent of such parties shall be indemnified by the Trust Fund and shall be held harmless against any loss, claim, liability, damage, cost or expense, incurred or expended in connection with, (i) investigating, preparing for, defending itself or themselves against, or prosecuting for itself or themselves or for the sake of the Trust Fund any legal proceeding, whether pending or threatened, that is related directly or indirectly in any way to the Trust Fund, this Agreement, the Mortgage Loans or other assets of the Trust Fund, or the Certificates (including without limitation the initial offering, any secondary trading and any transfer and exchange of the Certificates), (ii) the acceptance or administration of the trusts created hereunder, (iii) the performance or exercise or the lack of performance or exercise of any or all of its or their powers, duties, rights, responsibilities, or privileges hereunder or under any other document relating hereto, including without limitation (A) complying with any new or updated law or regulation, and (B) addressing any bankruptcy in any way related to or affecting the transactions contemplated hereunder; provided that, such indemnity will not extend to any loss, liability, claim, damage, cost or expense (1) that constitutes a specific liability imposed on such party hereunder, (2) incurred as a result of any breach of a representation or warranty hereunder or (3) incurred by reason of willful misfeasance, bad faith or negligence in the performance of such party's duties or obligations hereunder or by reason of reckless disregard of such party's obligations and duties hereunder.  In addition, none of the Servicer, the Depositor, the Designated Successor Servicer, the Master Servicer, the Custodian or the Securities Administrator will be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under hereunder and in its opinion does not expose it to any expense or liability.  Each of the Servicer, the Depositor, the Designated Successor Servicer, the Master Servicer, the Custodian and the Securities Administrator may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.  In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties or obligations hereunder or by reason of reckless disregard of obligations and duties hereunder) will be expenses, costs and liabilities of the Trust Fund, and the Servicer, the Depositor, the Designated Successor Servicer, the Master Servicer, the Custodian or the

Securities Administrator, as the case may be, will be entitled to be reimbursed therefor.  Each party’s right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of such party pursuant to this Agreement with respect to any losses, claims, damages, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation).

Section 3.19.

Advance Facility.

The Servicer is hereby authorized, without the consent of any other party hereto or any Certificateholder, to enter into a financing or other facility (any such arrangement, an “Advance Facility”), pursuant to which (i) the Servicer assigns or pledges its rights under this Agreement to be reimbursed for any or all Servicing Advances made by the Servicer pursuant to this Agreement to a special purpose bankruptcy remote entity, which in turn, directly or through other assignees and/or pledges, assigns or pledges such rights to a Person, which may include a trustee acting on behalf of holders of debt instruments, and/or (2) another Person agrees to fund some or all Servicing Advances required to be made by the Servicer pursuant to this Agreement (any such Person described in (1) or (2), an “Advance Financing Person”).  There shall only exist one Advance Facility at any one time.  Notwithstanding anything to the contrary herein, the existence or non-existence shall not affect the Servicer’s rights, duties or obligations hereunder, including without limitation the obligation to make any Servicing Advance required hereunder or the right to make any withdrawals from the Servicer Custodial Account.  If the Servicer enters into an Advance Facility, and for so long as an Advance Financing Person remains entitled to receive reimbursement for any Servicing Advances outstanding and previously unreimbursed pursuant to this Agreement, then the Servicer shall remit or cause to be remitted directly to the Advance Financing Person’s designee (which may be the Advance Financing Person; in either case, the “Financing Person’s Designee”) amounts withdrawn by the Servicer from the Servicer Custodial Account or Escrow Account, in either case to reimburse itself for previously unreimbursed Servicing Advances to the extent permitted hereunder (“Advance Reimbursement Amounts”).  No rights of set-off by the Trustee or otherwise shall attach to any rights to be reimbursed for Servicing Advances that have been assigned or pledged to the Advance Financing Person.

An Advance Financing Person who receives an assignment or pledge of rights to receive Advance Reimbursement Amounts and/or whose obligations hereunder are limited to the funding of Servicing Advances shall not be required to meet the criteria for qualification as a successor servicer as set forth in Section 7.05 of this Agreement.

To the extent that a successor Servicer assumes the servicing obligations under this Agreement, until such time as the successor Servicer receives a Notice of Facility Termination (as defined below), the successor Servicer shall, as promptly as reasonably practicable, cause to be remitted, directly from the Escrow Account or the Servicer Custodial Account, as applicable, to the Financing Person’s Designee, all Advance Reimbursement Amounts that such successor Servicer would otherwise be required to withdraw from the Escrow Account and the Servicer Custodial Account and pay to the predecessor Servicer in accordance with Section 7.05(b)(ii).

If the Servicer enters into an Advance Facility, the Servicer and the related Advance Financing Person shall deliver to the Securities Administrator and the Master Servicer a written notice of the existence of such Advance Facility (an “Advance Facility Notice”), stating the identity of the Advance Financing Person and the related Financing Person’s Designee.  An Advance Facility Notice may only be terminated by the joint written direction of the Servicer and the related Advance Financing Person.

Advance Reimbursement Amounts relating to a particular Mortgage Loan shall be allocated to outstanding unreimbursed Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a “first-in, first out” basis.

At any time when any Advance Financing Person shall have ceased funding Servicing Advances and the related Financing Person’s Designee shall have received Advance Reimbursement Amounts sufficient in the aggregate to reimburse all Servicing Advances the right to reimbursement for which were assigned to such Advance Financing Person, then upon the delivery of a written notice signed by the Financing Person’s Designee, the Advance Financing Person and the Servicer to the Securities Administrator and the Master Servicer terminating the Advance Facility Notice (the “Notice of Facility Termination”), the related Advance Finance Facility shall have no further effect hereunder.

For the avoidance of doubt, the Advance Financing Person or Financing Person’s Designee, as applicable, shall only be entitled to Advance Reimbursement Amounts that have been assigned or pledged to such Advance Financing Person or related Financing Person’s Designee.  By way of illustration and not by way of limiting the generality of the foregoing, if a Servicer who is a party to an Advance Facility resigns or is terminated hereunder and is replaced by a successor Servicer hereunder, then after all Advance Reimbursement Amounts that are owed (as described in this Section 3.19) to the Advance Financing Person or Financing Person’s Designee, as applicable, pursuant to the Advance Facility to which such terminated or resigned Servicer was party, no further Advance Reimbursement Amounts shall be required to be paid in connection with such Advance Facility.

Notwithstanding the assignment or pledge by the Servicer of its rights to reimbursed for Servicing Advances, the Servicer will not be released from any of its obligations under the Agreement and none of the Trustee, the Securities Administrator or the Master Servicer has any right or ability to require the Advance Financing Person to make any Servicing Advances and neither shall have any rights or remedies against the Advance Financing Person for any failure by the Servicer to service the Mortgage Loans in accordance with the terms of this Agreement.  Each Advance Financing Person is an intended third party beneficiary of this Section 3.19; provided, that any rights granted to an Advance Financing Person or Financing Person’s Designee hereunder shall be subject to Section 11.12 hereof.  So long as any Advance Facility is in existence, this Section 3.19 shall not be amended or modified without the consent of the related Advance Financing Person.

ARTICLE IV

FLOW OF FUNDS

Section 4.01.

Interest and Principal Distributions.

(a)

On each Distribution Date, the Securities Administrator shall withdraw from the Distribution Account the Interest Remittance Amount (other than any Prepayment Charges and Servicer Prepayment Charge Payment Amounts) for such Distribution Date and apply it in the following order of priority (based upon the Mortgage Loan information provided to it in the Master Servicer’s Certificate, upon which the Securities Administrator may conclusively rely), to the extent available:

(i)

to the Designated Successor Servicer and the Trustee, pro rata (based upon the Administration Expenses owing to each such entity), any Payable Trustee/DSS Expenses for such Distribution Date;

(ii)

to the Class A-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

(iii)

to the Class A-1 Certificates, any Interest Carry Forward Amount with respect to such Class for such Distribution Date;

(iv)

to the Class A-1 Certificates, any Cap Carryover Amount with respect to such Class for such Distribution Date;

(v)

to the Class A-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

(vi)

to the Class A-2 Certificates, any Interest Carry Forward Amount with respect to such Class for such Distribution Date;

(vii)

to the Class A-2 Certificates, any Cap Carryover Amount with respect to such Class for such Distribution Date;

(viii)

to the Class A-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

(ix)

to the Class A-3 Certificates, any Interest Carry Forward Amount with respect to such Class for such Distribution Date;

(x)

to the Class A-3 Certificates, any Cap Carryover Amount with respect to such Class for such Distribution Date;

(xi)

to the Class A-4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

(xii)

to the Class A-4 Certificates, any Interest Carry Forward Amount with respect to such Class for such Distribution Date;

(xiii)

to the Class A-4 Certificates, any Cap Carryover Amount with respect to such Class for such Distribution Date;

(xiv)

to the payment of principal of the Class A-1 Certificates until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero;

(xv)

to the payment of principal of the Class A-2 Certificates until the Certificate Principal Balance of the Class A-2 Certificates has been reduced to zero;

(xvi)

to the payment of principal of the Class A-3 Certificates until the Certificate Principal Balance of the Class A-3 Certificates has been reduced to zero;

(xvii)

to the payment of principal of the Class A-4 Certificates until the Certificate Principal Balance of the Class A-4 Certificates has been reduced to zero; and

(xviii)

the amount, if any, of the Interest Remittance Amount remaining after application thereof in accordance with the priorities set forth above, to the Class CE Certificates in an amount not to exceed the Class CE Distributable Amount for such Distribution Date.

(b)

On each Distribution Date, the Securities Administrator shall withdraw the Interest Reserve Distribution for such Distribution Date from the Distribution Account and apply it in the following order of priority (based upon the Mortgage Loan information provided to it in the Master Servicer’s Certificate, upon which the Securities Administrator may conclusively rely), to the extent available:

(i)

to the Class A-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date that remains unpaid after giving effect to the distributions set forth in Section 4.01(a);

(ii)

to the Class A-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date that remains unpaid after giving effect to the distributions set forth in Section 4.01(a);

(iii)

to the Class A-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date that remains unpaid after giving effect to the distributions set forth in Section 4.01(a);

(iv)

to the Class A-4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date that remains unpaid after giving effect to the distributions set forth in Section 4.01(a);

(c)

On each Distribution Date, the Securities Administrator shall withdraw the Principal Remittance Amount (other than any Prepayment Charges and Servicer Prepayment Charge Payment Amounts) for such Distribution Date from the Distribution Account and apply it in the following order of priority (based upon the Mortgage Loan information provided to it in the Master Servicer’s Certificate, upon which the Securities Administrator may conclusively rely), to the extent available:

(i)

to the Class A-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date that remains unpaid after giving effect to the distributions set forth in Sections 4.01(a) and 4.01(b);

(ii)

to the Class A-1 Certificates, any Interest Carry Forward Amount with respect to such Class for such Distribution Date that remains unpaid after giving effect to the distributions set forth in Section 4.01(a);

(iii)

to the Class A-1 Certificates, any Cap Carryover Amount with respect to such Class for such Distribution Date that remains unpaid after giving effect to the distributions set forth in Section 4.01(a);

(iv)

to the payment of principal of the Class A-1 Certificates until the Certificate Principal Balance of such Class A-1 Certificates has been reduced to zero;

(v)

to the Class A-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date that remains unpaid after giving effect to the distributions set forth in Sections 4.01(a) and 4.01(b);

(vi)

to the Class A-2 Certificates, any Interest Carry Forward Amount with respect to such Class for such Distribution Date that remains unpaid after giving effect to the distributions set forth in Section 4.01(a);

(vii)

to the Class A-2 Certificates, any Cap Carryover Amount with respect to such Class for such Distribution Date that remains unpaid after giving effect to the distributions set forth in Section 4.01(a);

(viii)

to the payment of principal of the Class A-2 Certificates until the Certificate Principal Balance of such Class A-2 Certificates has been reduced to zero;

(ix)

to the Class A-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date that remains unpaid after giving effect to the distributions set forth in Sections 4.01(a) and 4.01(b);

(x)

to the Class A-3 Certificates, any Interest Carry Forward Amount with respect to such Class for such Distribution Date that remains unpaid after giving effect to the distributions set forth in Section 4.01(a);

(xi)

to the Class A-3 Certificates, any Cap Carryover Amount with respect to such Class for such Distribution Date that remains unpaid after giving effect to the distributions set forth in Section 4.01(a);

(xii)

to the payment of principal of the Class A-3 Certificates until the Certificate Principal Balance of such Class A-3 Certificates has been reduced to zero;

(xiii)

to the Class A-4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date that remains unpaid after giving effect to the distributions set forth in Sections 4.01(a) and 4.01(b);

(xiv)

to the Class A-4 Certificates, any Interest Carry Forward Amount with respect to such Class for such Distribution Date that remains unpaid after giving effect to the distributions set forth in Section 4.01(a);

(xv)

to the Class A-4 Certificates, any Cap Carryover Amount with respect to such Class for such Distribution Date that remains unpaid after giving effect to the distributions set forth in Section 4.01(a);

(xvi)

to the payment of principal of the Class A-4 Certificates until the Certificate Principal Balance of such Class A-4 Certificates has been reduced to zero; and

(xvii)

the amount, if any, of the Principal Remittance Amount remaining after application thereof in accordance with the priorities set forth above, to the Class CE Certificates in an amount not to exceed the Class CE Distributable Amount for such Distribution Date (as reduced by any amounts distributed to the Class CE Certificates pursuant to Section 4.01(a) in respect of such Distribution Date).

Section 4.02.

Other Distributions.

(a)

Subject to Section 4.02(b), on each Distribution Date, there shall be distributed to the Holder of the Class R Certificate (in respect of the Class UR Interest), any remaining amounts in the Distribution Account on such date after the application of such amounts pursuant to Section 4.01.

(b)

On each Distribution Date, the Securities Administrator shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Charges collected by the Servicer in connection with the Principal Prepayment of any of the Mortgage Loans or Servicer Prepayment Charge Payment Amounts and shall distribute such amounts to the Holders of the Class P Certificates.  Any such amounts in respect of Servicer Prepayment Charge Payment Amounts shall not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).  Such amounts shall not be applied to reduce the Certificate Principal Balance of the Class P Certificates.

(c)

Any amounts distributed to the Offered Certificates in respect of interest or principal pursuant to Sections 4.01(a) or (c) which constitute Cap Carryover Amounts shall first be deemed currently distributed by the Upper Tier REMIC as a distribution of Uncertificated Accrued Interest or principal, respectively, with respect to the Upper Tier Regular Interests corresponding to the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates and the Class CE Certificates, and then shall be deemed distributed into the Grantor Trust Subaccount and then distributed to the Offered Certificates as payments on notional principal contracts in the nature of cap contracts.  Any such amounts deemed distributed shall not increase the Uncertificated Principal Balance of any Certificates or result in any carryforward of accrued interest in respect of any Certificates.  The Securities Administrator shall account for Cap Carryover Amounts as property held separate and apart from any Trust REMIC.  The provisions of this paragraph are intended to satisfy the requirements of Treasury regulations § 1.860G-2(i) for the treatment of property rights coupled with regular interests to be separately respected and shall be interpreted consistent with such regulation.

(d)

Distributions on the Lower Tier Interests. On each Distribution Date, the Securities Administrator shall be deemed to cause in the following order of priority, the following amounts to be distributed to the Upper Tier REMIC on account of the Lower Tier Regular Interests (such amount, the “Lower Tier Distribution Amount”) or withdrawn from the Distribution Account and distributed to the Holder of the Class R Certificate (in respect of the Class LR Interest), as the case may be:

(i)

to the extent of the Interest Remittance Amounts, to the Holders of the Class LT-AA Interest, the Lower Tier Corresponding Marker Interests and the Class LT-ZZ Interest, pro rata, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates.  Amounts payable as Uncertificated Accrued Interest in respect of the Class LT-ZZ Interest shall be reduced and deferred when amounts are distributed to the Offered Certificates pursuant to Sections 4.01(a)(xiv) through (xvii), by the lesser of (x) 1% of such amounts and (y) the Maximum LT-ZZ Uncertificated Accrued Interest Deferral Amount and such amount shall be payable to the Holders of the Lower Tier Corresponding Marker Interests, in the same proportion as the amounts are distributed to the Corresponding Classes under Sections 4.01(a)(xiv) through (xvii) and the Uncertificated Balance of the Class LT-ZZ Interest shall be increased by such amount;

(ii)

to the Holders of the Lower Tier Regular Interests, in an amount equal to the remainder of the Interest Remittance Amount and Principal Remittance Amount for such Distribution Date after the distributions made pursuant to clause (i) above plus, on the earliest of (A) the Distribution Date following the date of expiration of the final Prepayment Charge, (B) the final Distribution Date or (C) the Distribution Date immediately following the date on which the Pool Balance is reduced to $100,000 or less, the amount held in the Class P Account, allocated as follows:

(1)

to the Class LT-AA Interest, 98.00% of such remainder, until the Uncertificated Balance of such Lower Tier Interests are reduced to zero;

(2)

to the Lower Tier Corresponding Marker Interests, 1.00% of such remainder, in the same proportion as principal payments are allocated to the Corresponding Classes, until the Uncertificated Balances of such Lower Tier Regular Interests are reduced to zero; then to the Class LT-ZZ Interest, 1.00% of such remainder, until the Uncertificated Balance of such Lower Tier Regular Interest is reduced to zero;

(3)

on the earliest of (i) the Distribution Date following the date of expiration of the final Prepayment Charge, (ii) the final Distribution Date or (iii) the Distribution Date immediately following the date on which the Pool Balance is reduced to $100,000 or less, from the amount held in the Class P Account, $100 to the Class LT-P Interest until the Uncertificated Balance of such Lower Tier Regular Interest is reduced to zero; and

(4)

any remaining amount to the Holder of the Class R Certificate (in respect of the Class LR Interest).

provided, however, that an amount equal to any Overcollateralization Amount included in the Class CE Distributable Amount and distributed to the Class CE Certificates shall be allocated to (i) the Class LT-AA Interest and (ii) the Class LT-ZZ Interest, 98.00% and 2.00%, respectively.

(iii)

On each Distribution Date, all amounts representing Prepayment Charges in respect of the Mortgage Loans during the related Prepayment Period shall be distributed to the Holders of the Class LT-P Interest. Such amount shall not reduce the Uncertificated Balance of the Class LT-P Interest.

(e)

Distributions on the Upper Tier Interests. On each Distribution Date, 100% of the amounts deemed distributed by the Lower Tier REMIC to the Upper Tier REMIC shall be deemed distributed with respect to the Upper Tier Interests so as to (i) pay the Uncertificated Accrued Interest on such Upper Tier Interest plus any amounts in respect thereof remaining unpaid from previous Distribution Dates at the same time and in substantially the same manner that such amounts are distributed to the Corresponding Classes of Certificates and (ii) reduce the Uncertificated Balance of each such Upper Tier Interest to the extent necessary so that it equals the Certificate Principal Balance of the Corresponding Class of Certificates, if any. Any amounts distributed to the Class CE Certificates in respect of Overcollateralization Amounts shall reduce its Uncertificated Balance.  Any remaining amounts shall be deemed distributed to the Holder of the Class R Certificate with respect to the Class UR Interest.

(f)

Allocation of Losses on the Lower Tier Interests and the Upper Tier Interests. The Securities Administrator shall be deemed to cause the following allocation of losses:

(i) (a) All Realized Losses on the Mortgage Loans shall be allocated by the Securities Administrator on each Distribution Date to the following Lower Tier Interests in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to (i) the Class LT-AA Interest and (ii) the Class LT-ZZ Interest up to an aggregate amount equal to the Lower Tier REMIC Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Balances of the Class LT-AA Interest and the Class LT-ZZ Interest up to an aggregate amount equal to the Lower Tier REMIC Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Balances of the Class LT-AA Interest, the Class LT-A4 Interest and the Class LT-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class LT-A4 has been reduced to zero; fourth, to the Uncertificated Balances of the Class LT-AA Interest, the Class LT-A3 Interest and the Class LT-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class LT-A3 has been reduced to zero; and fifth, to the Uncertificated Balances of the Class LT-AA Interest, the Class LT-A2 Interest and the Class LT-ZZ Interest, 98%, 1% and 1%, respectively, until the Uncertificated Balance of the Class LT-A2 has been reduced to zero. Subsequent

Recoveries with respect to the Mortgage Loans shall be allocated by the Securities Administrator on each Distribution Date in the same manner and priority as Realized Losses are allocated pursuant to the preceding sentence.

 (b) All Realized Losses and Subsequent Recoveries on the Mortgage Loans shall be allocated by the Securities Administrator on each Distribution Date to the Upper Tier Interests such that the Uncertificated Balance or Notional Amount of each such Upper Tier Interest equals the Certificate Principal Balance or Notional Amount of the corresponding Class of Certificates.

(g)

Notwithstanding anything to the contrary contained herein, the above distributions in Sections 4.02(d) through (f) (other than on the Certificates) are deemed distributions, and actual distributions of funds from the Distribution Account shall be made only in accordance with Sections 4.01 and 4.02(a) through (c) hereof.

(h)

It is the intention of all of the parties hereto that the Class CE Certificates receive all principal and interest received by the Trust on the Mortgage Loans that is not otherwise distributable to the Offered Certificates or the Class P Certificates.  If the Securities Administrator determines that the Class R Certificates are entitled to any distributions of principal or interest on the Mortgage Loans, the Securities Administrator, prior to any such distribution to any Class R Certificate, shall notify the Depositor of such impending distribution.  Upon such notification, the Depositor shall request an amendment to this Agreement to correct such mistake in the distribution provisions and the Securities Administrator shall hold such distribution until such Amendment is executed.  The Class R Certificateholders, by their acceptance of their Certificates, and the Servicer, the Master Servicer, the Designated Successor Servicer, the Securities Administrator, the Trustee and the Custodian are deemed to agree to such amendment and no further consent shall be necessary, notwithstanding anything to the contrary in this Agreement.

(i)

On the earliest of (i) the Distribution Date following the date of expiration of the final Prepayment Charge, (ii) the final Distribution Date or (iii) the Distribution Date immediately following the date on which the Pool Balance is reduced to $100,000 or less, from the amount in the Class P Account, the Securities Administrator shall distribute to the Holder of the Class P Certificate, $100 in reduction of the Certificate Principal Balance of such Class.

Section 4.03.

Allocation of Losses and Subsequent Recoveries.

(a)

Any Applied Realized Loss Amount for a Distribution Date shall be allocated sequentially to reduce the Certificate Principal Balances of the Class A-4 Certificates, Class A-3 Certificates and the Class A-2 Certificates, in that order, until the respective Certificate Principal Balances thereof are reduced to zero.  No Applied Realized Loss Amount shall be allocated to any other Class of Certificates hereunder.  Any such reduction of a Certificate Principal Balance as a result of the allocation of the Applied Realized Loss Amount shall not be reversed or reinstated (except in the case of Subsequent Recoveries).  Once the Certificate Principal Balance of the Class A-2 Certificates, the Class A-3 Certificates or the Class A-4 Certificates has been reduced to zero, such Class shall not be entitled to distributions on future Distribution Dates unless there are Subsequent Recoveries that are applied to increase the Certificate Principal Balance of such Class.

(b)

If any Subsequent Recoveries are received during the Prepayment Period relating to a Distribution Date:

(x) the Certificate Principal Balance of the Class A-2 Certificates shall be increased for such Distribution Date by the lesser of (1) the amount of such Subsequent Recoveries and (2) an amount equal to the result of (A) any Applied Realized Loss Amounts that were allocated to reduce the Certificate Principal Balance of the Class A-2 Certificates on any Distribution Date (including such Distribution Date) minus (B) any Subsequent Recoveries that were allocated to increase the Certificate Principal Balance of the Class A-2 Certificates on any prior Distribution Date;

(y) the Certificate Principal Balance of the Class A-3 Certificates shall be increased for such Distribution Date by the lesser of (1) the amount of such Subsequent Recoveries which were not allocated to increase the Certificate Principal Balance of the Class A-2 Certificates pursuant to clause (x) above and (2) an amount equal to the result of (A) any Applied Realized Loss Amounts that were allocated to reduce the Certificate Principal Balance of the Class A-3 Certificates on any Distribution Date (including such Distribution Date) minus (B) any Subsequent Recoveries that were allocated to increase the Certificate Principal Balance of the Class A-3 Certificates on any prior Distribution Date; and

(z) the Certificate Principal Balance of the Class A-4 Certificates shall be increased for such Distribution Date by the lesser of (1) the amount of such Subsequent Recoveries which were not allocated to increase the Certificate Principal Balance of the Class A-2 Certificates pursuant to clause (x) above or the Certificate Principal Balance of the Class A-3 Certificates pursuant to clause (y) above and (2) an amount equal to the result of (A) any Applied Realized Loss Amounts that were allocated to reduce the Certificate Principal Balance of the Class A-4 Certificates on any Distribution Date (including such Distribution Date) minus (B) any Subsequent Recoveries that were allocated to increase the Certificate Principal Balance of the Class A-4 Certificates on any prior Distribution Date.

Section 4.04.

Method of Distribution.

The Securities Administrator shall make distributions in respect of a Distribution Date to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution), in the case of Certificateholders of the Certificates, by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of such Certificates, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, provided that the Securities Administrator may deduct a reasonable wire transfer fee from any payment made by wire transfer.  Distributions among Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Certificates held by such Certificateholders.

Section 4.05.

Distributions on Book-Entry Certificates.

Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures.  Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a “brokerage firm” or “indirect participating firm”) for which it acts as agent.  Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents.  All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates.  None of the parties to this Agreement shall have any responsibility therefor except as otherwise provided by applicable law.

Section 4.06.

Statements.

(a)

On each Distribution Date, based on the Mortgage Loan information contained in the Master Servicer’s Certificate, the Securities Administrator shall prepare a statement (the “Distribution Date Statement”) as to the distributions made on such Distribution Date:

(i)

the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to principal;

(ii)

the amount of the distribution made on such Distribution Date to the Holders of each Class of Certificates allocable to interest and the Class CE Distributable Amount, separately identified;

(iii)

the Overcollateralization Amount as of such Distribution Date;

(iv)

the aggregate amount of Servicing Fee retained by the Servicer during the related Collection Period;

(v)

the amount of Servicing Advances that are Nonrecoverable Advances (if any);

(vi)

the Pool Balance, at the close of business at the end of the related Collection Period;

(vii)

the number, weighted average remaining term to maturity and weighted average Mortgage Interest Rate of the Mortgage Loans as of the related Due Date;

(viii)

the number and aggregate Stated Principal Balance of Mortgage Loans (a) 30 to 59 days past due using the Mortgage Bankers Association methodology, (b) 60 to 89 days past due using the Mortgage Bankers Association methodology, (c) 90 or more days past due using the Mortgage Bankers Association methodology, (d) as to which foreclosure proceedings have been commenced and (e) in bankruptcy as of the close of business on the last day of the related Collection Period;

(ix)

the aggregate number of Mortgage Loans that became REO Properties during the related Collection Period and the aggregate Stated Principal Balance of such Mortgage Loans (calculated as of the date each such Mortgage Loan became an REO Property);

(x)

the total number and aggregate Stated Principal Balance of all REO Properties as of the close of business of the last day of the related Collection Period;

(xi)

the aggregate amount of Principal Prepayments made during the related Prepayment Period;

(xii)

the aggregate amount of Realized Losses incurred during the related Collection Period and the cumulative amount of Realized Losses;

(xiii)

the Certificate Principal Balance of each Class of Certificates, after giving effect to the distributions and allocations of Applied Realized Loss Amounts made on such Distribution Date, separately identifying any reduction thereof due to allocations of Applied Realized Loss Amounts

(xiv)

the Accrued Certificate Interest in respect of each Class of Certificates for such Distribution Date and any related Cap Carryover Amounts, and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates for such Distribution Date;

(xv)

the cumulative Realized Losses, as a percentage of the Cut-off Date Pool Balance;

(xvi)

the Available Funds for the related Collection Period;

(xvii)

the rate at which interest accrues for each Class of Certificates for such Distribution Date;

(xviii)

the aggregate amount of Net Liquidation Proceeds for the related Collection Period;

(xix)

the aggregate Stated Principal Balance of Mortgage Loans purchased by a Seller or American General during the related Prepayment Period;

(xx)

the number and aggregate Stated Principal Balance of Mortgage Loans that were the subject of a Principal Prepayment in full during the related Prepayment Period;

(xxi)

for each Mortgage Loan that the Trustee has requested that the applicable Seller repurchase (i) the date on which such repurchase request was made and (ii) whether such Mortgage Loan has been repurchased;

(xxii)

the amount of any Reimbursement Amounts received by the Trust Fund during the related Collection Period;

(xxiii)

the aggregate amount of Administration Expenses paid by the Trust Fund to (x) the Master Servicer, Custodian and Securities Administrator during the current calendar year and (y) the Designated Successor Servicer and Trustee during the current calendar year;

(xxiv)

the aggregate amount of Unreimbursed Servicer Default Expenses and the aggregate amount of Master Servicing Transfer Costs, in each case paid by the Trust during the related Collection Period; and

(xxv)

 with respect to Mortgage Loans that were subject to a Servicer Modification during the related Collection Period: (a) the Mortgage Loan identifying number; (b) the date of modification; (c) the Stated Principal Balance prior to and after modification; (d) the Monthly Payment prior to and after modification; (e) the Mortgage Interest Rate prior to and after modification; (f) the maturity date prior to and after modification; and (g) the number of months Delinquent prior to modification; and

(xxvi)

the amount of Subsequent Recoveries received during the related Prepayment Period.

The Securities Administrator may fully rely upon and shall have no liability with respect to information with respect to the Mortgage Loans provided by the Master Servicer.

In the case of information furnished pursuant to subclauses (i), (ii) and (xiv) above, the amounts shall be expressed in a separate section of the dollar amount for each Class for each $1,000 original dollar amount as of the Cut-off Date.

The Securities Administrator shall make the Distribution Date Statement (and, at its option, any additional files containing the same information in an alternative format) available each month to beneficial owners of Certificates that provide appropriate certification in the form furnished by the Securities Administrator (which may be submitted electronically via the Securities Administrator’s internet website) and other parties to this Agreement via the Securities Administrator’s internet website.  The Securities Administrator’s internet website shall initially be located at “http://www.ctslink.com.”  Assistance in using the website can be obtained by calling the Securities Administrator’s customer service desk at (866) 846-4526.  Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such.  The Securities Administrator shall have the right to change the way the monthly statements to Certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

(b)

Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall furnish to each Person who at any time during the calendar year was a Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (i), (ii) and (xii) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished by the Securities Administrator to Certificateholders pursuant to any requirements of the Code as are in force from time to time.

(c)

On each Distribution Date, the Securities Administrator shall forward to the Class R Certificateholder upon request a copy of the reports forwarded to the Certificateholders of Certificates other than the Class R Certificate in respect of such Distribution Date with such other information as the Securities Administrator deems necessary or appropriate.  Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared and furnished to the Class R Certificateholder by the Servicer pursuant to any requirements of the Code as from time to time in force.

Section 4.07.

Remittance Reports; Master Servicer’s Certificate.

(a)

No later than the 10th calendar day of each month, the Servicer (and not any subservicer) shall deliver to the Trustee, the Designated Successor Servicer and the Master Servicer a Remittance Report containing the information set forth in Exhibit L hereto with respect to the related Distribution Date.  On the same date, the Servicer shall deliver to the Master Servicer such information reasonably available to the Servicer necessary in order for the Master Servicer to prepare the Master Servicer’s Certificate.

(b)

Each month, not later than 12:00 noon Eastern time on the 18th calendar day of such month (or if such day is not a Business Day, the following Business Day), the Master Servicer shall deliver to the Securities Administrator, a Master Servicer’s Certificate based solely on the information provided by the Servicer (in substance and format mutually acceptable to the Master Servicer and the Securities Administrator) certified by a Master Servicing Officer setting forth the information necessary in order for the Securities Administrator to perform its obligations under this Agreement.  The Securities Administrator may conclusively rely upon the information contained in a Master Servicer’s Certificate delivered by the Master Servicer for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

Section 4.08.

Servicer Reports to Depositor.

So long as the Servicer or any subservicer directly services any Mortgage Loan, the Servicer shall deliver electronically to the Depositor information with respect to such Mortgage Loan as part of the daily servicer report (the “Daily Servicer Report”) to the Depositor (and any other reports agreed to by the Sellers and the Depositor) in form and substance set forth as Exhibit M-1, in accordance with the timeframes set forth therein.

On or prior to January 31st of each year, beginning in calendar year 2011, the Servicer shall, at its expense, provide the Depositor with a Type II SAS 70 Service Auditor’s Report (or any other report as may be agreed to by the Servicer and the Depositor) with respect to the applicable Reporting Year.

Section 4.09.

Compliance with Withholding Requirements.

Notwithstanding any other provision of this Agreement, the Securities Administrator shall comply with all federal withholding requirements with respect to payments to Certificateholders that the Securities Administrator reasonably believes are applicable under the Code.  The consent of Certificateholders shall not be required for any such withholding.  In the event the Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Securities Administrator shall indicate the amount withheld to such Certificateholder.

ARTICLE V

THE CERTIFICATES

Section 5.01.

The Certificates.

Each of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class CE Certificates, Class P Certificates and Class R Certificates shall be substantially in the forms annexed hereto as exhibits, and shall, on original issue, be executed by the Securities Administrator and authenticated and delivered by the Certificate Registrar to or upon the receipt of a Written Order to Authenticate from the Depositor concurrently with the sale and assignment to the Trustee of the Trust Fund.  Each Class of the Offered Certificates shall be initially evidenced by one or more Certificates representing a Percentage Interest with a minimum dollar denomination of $100,000 and integral multiples of $1 in excess thereof.  The Class CE Certificates, Class P Certificates and Class R Certificates are issuable only as single certificates.

The Certificates shall be executed on behalf of the Trust by manual or facsimile signature on behalf of the Securities Administrator by a Responsible Officer.  Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate.  No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Certificate Registrar substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.  Subject to Section 5.02(c), the Offered Certificates shall be Book-Entry Certificates.  The Class CE Certificates, Class P Certificates and Class R Certificates shall not be Book-Entry Certificates but shall be issued in fully registered certificate form.

Section 5.02.

Registration of Transfer and Exchange of Certificates.

(a)

The Certificate Registrar shall cause to be kept at the Corporate Trust Office of the Securities Administrator a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  The Securities Administrator shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.  The Securities Administrator as Certificate Registrar shall be subject to the same standards of care, limitations on liability and rights to indemnity as the Securities Administrator, and the provisions of Sections 8.01, 8.02, 8.03, 8.04, 8.05, 8.14, 8.15 and 8.16 shall apply to the Certificate Registrar to the same extent as they apply to the Securities Administrator.  Any Certificate Registrar appointed in accordance with this Section 5.02(a) may at any time resign by giving at least 30 days’ advance written notice of resignation to each of the parties to this Agreement, such resignation to become effective upon appointment of a successor Certificate Registrar by the Depositor.

(b)

At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency.  Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute and the Certificate Registrar shall authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive.  Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Securities Administrator or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

The Offered Certificates offered and sold to QIBs in reliance on 144A under the 1933 Act shall be issued in the form of one or more permanent global notes annexed hereto (each, a “Rule 144A Global Certificate”), which shall be deposited with the Securities Administrator and registered in the name of a nominee of the Depository.

The Offered Certificates initially offered and sold in offshore transactions in reliance on Regulation S under the 1933 Act shall be issued in the form of temporary global notes in definitive, fully registered form without interest coupons, substantially in the respective forms annexed hereto (each, a “Temporary Regulation S Global Certificate”), which shall be deposited with the Securities Administrator and registered in the name of a nominee of the Depository for the account of designated agents holding on behalf of Euroclear or Clearstream.  Beneficial interests in each Temporary Regulation S Global Certificate may be held only through Euroclear or Clearstream. After the Exchange Date, a beneficial interest in a Temporary Regulation S Global Certificate may be exchanged for a beneficial interest in a corresponding permanent global note, substantially in the applicable form annexed hereto (each, a "Permanent Regulation S Global Certificate"), in accordance with the procedures set forth in Section 5.02(c) below. Each Permanent Regulation S Global Certificate shall be deposited with the Securities Administrator and registered in the name of a nominee of the Depository.

(c)

(i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Book-Entry Certificates may not be transferred by the Securities Administrator except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Securities Administrator shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

(ii)  All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner.  Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.

(iii)  If the Depository advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and neither the Securities Administrator nor the Depositor is able to locate a qualified successor, the Securities Administrator shall notify all Certificate Owners through the Depository of the occurrence of such event and of the availability of definitive, fully-registered Certificates (the “Definitive Certificates”) to such Certificate Owners requesting the same.  Upon surrender to the Certificate Registrar of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Securities Administrator shall execute and the Certificate Registrar shall authenticate and deliver the Definitive Certificates.  None of the Servicer, the Master Servicer, the Securities Administrator, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates, the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(iv) No transfer of a Certificate shall be made unless such disposition is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.  In the event that a transfer of the Class CE Certificates, Class R Certificates or Class P Certificates is to be made in reliance upon an exemption from said 1933 Act or such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee must certify in writing to the Depositor and the Securities Administrator the facts surrounding such transfer and provide both the Depositor and the Securities Administrator with a written Opinion of Counsel that such transfer may be made pursuant to an exemption from the 1933 Act or such laws (which Opinion of Counsel shall be an expense of such Certificateholder and/or prospective transferee).

(v) In connection with any proposed transfer of an Ownership Interest held by the related transferor in the form of a Rule 144A Global Certificate and also to be held by the related transferee in the form of a Rule 144A Global Certificate that is to be made without registration under the 1933 Act, the Securities Administrator shall refuse to register such transfer unless it receives a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit I-1 and a certificate from such Certificateholder’s prospective transferee substantially in the form attached hereto as Exhibit J-1 to the effect that, among other things, it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB, is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Trust as such transferee has requested pursuant to Rule 144A or has determined not to request such information, it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A and it is aware that the Offered Certificates are being offered only in a transaction not involving any public offering in the United States within the meaning of the 1933 Act, the Offered Certificates have not been and will not be registered under the 1933 Act and, if in the future the purchaser decides to offer, resell, pledge or otherwise transfer such Offered Certificates, such Offered Certificates, may be offered, sold, pledged or otherwise transferred only in a transaction exempt from or not subject to the registration requirements of the 1933 Act and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and in accordance with the restrictions set forth in the Offered Certificates; provided, that, for purposes of any transfer of any such Ownership Interest in a Book-Entry Certificate, the transferor and transferee shall be deemed to have made the representations contained in such certificates and no such certificates need be physically delivered to the Securities Administrator.

(vi)  In connection with any proposed transfer of an Ownership Interest held by the related transferor in the form of a Rule 144A Global Certificate and to be held by the related transferee in the form of a Temporary Regulation S Global Certificate, on or prior to the Exchange Date, or a Permanent Regulation S Global Certificate, after the Exchange Date that is to be made without registration under the 1933 Act, the Securities Administrator shall refuse to register such transfer unless it receives a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit I-2 and a certificate from the prospective transferee of the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit J-2 (a “Regulation S Transfer Certificate”), to the effect that, among other things, it is not a U.S. Person, is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S, certifies that the transfer is being made in accordance with Rule 903 or 904 of Regulation S, is acquiring such Securities for its own account or one or more accounts with respect to which it is authorized to exercise sole investment discretion, none of which is a U.S. Person, it is not purchasing such Securities with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person and that, if such transfer occurs on or prior to the Exchange Date, the interest transferred shall be held immediately thereafter through Euroclear or Clearstream; provided, that, for purposes of any transfer of any such Ownership Interest in a Book-Entry Certificate, the transferor and transferee shall be deemed to have made the representations contained in such certificates and no such certificates need be physically delivered to the Securities Administrator.

(vii) In connection with any proposed transfer of an Ownership Interest held by the related transferor in the form of a Temporary Regulation S Global Certificate or Permanent Regulation S Global Certificate, as the case may be, is to be made without registration under the 1933 Act, then the Certificate Registrar shall refuse to register such transfer unless it receives (i) in the case of a transfer to a transferee that takes delivery in the form of an Ownership Interest in a Rule 144A Global Certificate, a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit I-3 and a certificate from such Certificateholder’s prospective transferee substantially in the form attached hereto as Exhibit J-3 to the effect among other things, it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB, is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Trust as such transferee has requested pursuant to Rule 144A or has determined not to request such information, it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A and it is aware that the Offered Certificates are being offered only in a transaction not involving any public offering in the United States within the meaning of the 1933 Act, the Offered Certificates have not been and will not be registered under the 1933 Act and, if in the future the purchaser decides to offer, resell, pledge or otherwise transfer such Offered Certificates, such Offered Certificates, may be offered, sold, pledged or otherwise transferred only in a transaction exempt from or not subject to the registration requirements of the 1933 Act and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and in accordance with the restrictions set forth in the Offered Certificates; provided, that, for purposes of any transfer of any such Ownership Interest in a Book-Entry Certificate, the transferor and transferee shall be deemed to have made the representations contained in such certificates and no such certificates need be physically delivered; and (ii) in the case of a transferee that takes delivery in the form of an Ownership Interest in a Temporary Regulation S Global Note prior to the Exchange Date or an Ownership Interest in a Permanent Regulation S Global Certificate after the Exchange Date, a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit I-4 and from the prospective transferee of the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit J-4, to the effect that, among other things, it is not a U.S. Person, is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S, certifies that the transfer is being made in accordance with Rule 903 or 904 of Regulation S, is acquiring such Securities for its own account or one or more accounts with respect to which it is authorized to exercise sole investment discretion, none of which is a U.S. Person, and is not purchasing such Securities with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person and that, if such transfer occurs on or prior to the Exchange Date, the interest transferred shall be held immediately thereafter through Euroclear or Clearstream; provided, that, for purposes of any transfer of any such Ownership Interest in a Book-Entry Certificate, the transferor and transferee shall be deemed to have made the representations contained in such certificates and no such certificates need be physically delivered to the Securities Administrator.

(viii) The Securities Administrator shall provide upon request to any Holder of a Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall reasonably be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A.  The Holder of a Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

(ix)  No purported transfer of any interest in any Certificate or any portion thereof that is not made in accordance with this Section 5.02(c) and in compliance with the requirements set forth in this Section 5.02(c) shall be given effect by or be binding upon the Trustee or Securities Administrator and any such purported transfer shall be null and void ab initio and vest no rights in the purported transferee.

(d)

No transfer of a Certificate shall be made unless the Securities Administrator shall have received a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator and the Depositor (such requirement is satisfied only by the Securities Administrator’s receipt of a representation letter from the transferee substantially in the form of Exhibit H hereto), to the effect that such transferee is not an employee benefit plan (as defined in Section 3(3) of ERISA) subject to Title I of ERISA, a plan (as defined in Section 4975 of the Code) subject to Section 4975 of the Code, a plan subject to any federal, state or local law that is substantially similar to Title I or ERISA or Section 4975 of the Code, or any other arrangement, including bank collective funds and insurance company general and separate accounts, which is treated as using assets of such employee benefit plans or other plans for purposes of ERISA or Section 4975 of the Code (collectively, “Plans”), nor a person acting on behalf of any such Plan nor using the assets of any such Plan to effect such transfer.  Any beneficial owner of an Certificate that is a Book-Entry Certificate or interest therein shall be deemed to have made the representation letter described in the first sentence of this Section 5.02(d) by acceptance of such Certificate or interest therein.  Notwithstanding anything else to the contrary herein, any purported transfer of an Certificate to or on behalf of a Plan or to any Person using assets of a Plan shall be void and of no effect.

Neither the Securities Administrator nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions.  The Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

To the extent permitted under applicable law (including, but not limited to, ERISA), neither the Securities Administrator nor the Certificate Registrar shall be under any liability to any Person for any registration of transfer of any Certificate that is in fact not permitted by this Section 5.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

(e)

Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(i)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

(ii)

No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is an undivided interest.

(iii)

In connection with the initial registration and any proposed transfer of any Ownership Interest in a Residual Certificate, the Securities Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit substantially in the form attached hereto as Exhibit K from the proposed transferee and a certificate substantially in the form attached hereto as Exhibit I-1 from the proposed transferor.

(iv)

Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Securities Administrator has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

(v)

No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

(vi)

Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02 shall be absolutely null and void and shall vest no rights in the purported transferee.  If any purported transferee shall, in violation of the provisions of this Section 5.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 5.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate.  The Securities Administrator shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 5.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 5.02.  The Securities Administrator shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate that were received by such Holder.  Any such distributions so recovered by the Securities Administrator shall be distributed and delivered by the Securities Administrator to the prior Holder of such Residual Certificate that is a Permitted Transferee.

(vii)

If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 5.02, then, upon discovery, the Securities Administrator shall provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.  The expenses of the Securities Administrator under this clause (vii) shall be reimbursable by the Trust so long as they constitute “unanticipated expenses” within the meaning of Treasury regulations Section 1.860G-1(b)(3)(ii) and (iii).

(viii)

No Ownership Interest in a Residual Certificate shall be acquired by a Plan.

(f)

No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(g)

All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.

Mutilated, Destroyed, Lost or Stolen Certificates.

If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Securities Administrator, the Depositor and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Securities Administrator or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall execute on behalf of the Trust, and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest.  Upon the issuance of any new Certificate under this Section, the Securities Administrator or the Certificate Registrar may require the payment (from the applicable Certificateholder) of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator and the Certificate Registrar) in connection therewith.  Any duplicate Certificate issued pursuant to this Section, shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.

Persons Deemed Owners.

The Servicer, the Designated Successor Servicer, the Master Servicer, the Securities Administrator, the Depositor, the Trustee, the Certificate Registrar, any Paying Agent and any agent of the Servicer, the Master Servicer, the Securities Administrator, the Depositor, the Trustee, the Certificate Registrar or any Paying Agent may treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 4.01 and 4.02 and for all other purposes whatsoever, and none of the Servicer, the Designated Successor Servicer, the Master Servicer, the Securities Administrator, the Depositor, the Trust, the Trustee or any agent of any of them shall be affected by notice to the contrary.

Section 5.05.

Appointment of Paying Agent.

The Paying Agent shall make distributions to Certificateholders from the Distribution Account pursuant to Sections 4.01 and 4.02 and shall report the amounts of such distributions to the Securities Administrator.  The duties of the Paying Agent may include the obligation to distribute statements and provide information to Certificateholders as required hereunder.  The Paying Agent hereunder shall at all times be an entity duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities.  The Paying Agent shall initially be the Securities Administrator.  The Securities Administrator may appoint a successor to act as Paying Agent, which appointment shall be reasonably satisfactory to the Depositor.  The Securities Administrator as Paying Agent shall be subject to the same standards of care, limitations on liability and rights to indemnity as the Securities Administrator, and the provisions of Sections 8.01, 8.02, 8.03, 8.04, 8.05, 8.14, 8.15 and 8.16 shall apply to the Paying Agent to the same extent as they apply to the Securities Administrator.  Any Paying Agent appointed in accordance with this Section 5.05 may at any time resign by giving at least 30 days’ advance written notice of resignation to the parties to this Agreement, such resignation to become effective upon appointment of a successor Paying Agent.

Section 5.06.

Class R Certificate

Each Holder of a Class R Certificate shall be entitled to separate such Certificate into its component parts.  Upon receipt of a Class R Certificate and a written request from the Holder thereof to separate such certificate, the Securities Administrator shall issue to such registered Holder in exchange for such Class R Certificate (i) a separately transferable, certificated and fully registered security that shall, from the date of its issuance, represent the Holder’s Percentage Interest in the Class LR Interest and (ii) a separately transferable, certificated and fully registered security that shall, from the date of its issuance, represent the Holder’s Percentage Interest in the Class UR Interest.  If requested by and at the expense of the Holder, the Securities Administrator shall obtain CUSIP numbers for such newly issued securities.  The Securities Administrator shall make any allocations and distributions with respect to such newly issued securities (in respect of the Class LR Interest or Class UR Interest, as applicable) as set forth herein and such newly issued securities shall be subject to the same rights and restrictions as the Class R Certificate hereunder.

ARTICLE VI

THE SERVICER, THE MASTER SERVICER AND THE DEPOSITOR

Section 6.01.

Liability of the Servicer, the Master Servicer and the Depositor.

The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein.  The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Master Servicer herein.  The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor herein.

Section 6.02.

Merger or Consolidation of, or Assumption of the Obligations of, the Servicer, the Master Servicer or the Designated Successor Servicer.

Any entity into which the Servicer, the Designated Successor Servicer or the Master Servicer may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer, the Designated Successor Servicer or the Master Servicer is a party, or any organization succeeding to the business of the Servicer, the Designated Successor Servicer or the Master Servicer, whether by asset sale or otherwise, shall be the successor of the Servicer, the Designated Successor Servicer or the Master Servicer, as the case may be, hereunder without the execution or filing of any paper or any further act on the part of any of the parties thereto; provided, however, that the successor or surviving person to the Servicer, Master Servicer or the Designated Successor Servicer must be an established housing and home finance institution, bank or other mortgage loan or equity servicer having a net worth of not less than $10,000,000 and be capable of assuming all of the responsibilities, duties and obligations of the Servicer, Master Servicer or the Designated Successor Servicer, as applicable, hereunder.

Section 6.03.

Designated Successor Servicer, Servicer and Master Servicer Not to Resign.

Subject to the provisions of Section 7.05, neither the Servicer nor the Master Servicer shall resign from its obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer or the Master Servicer, as applicable, so causing such a conflict being of a type and nature carried on by the Servicer or the Master Servicer, as applicable, or their respective subsidiaries or Affiliates at the date of this Agreement or (ii) upon the appointment of a successor servicer or successor master servicer, as applicable, which is (x) an established housing and home finance institution, bank or other mortgage loan or equity servicer having a net worth of not less than $10,000,000, (y) capable of assuming all of the responsibilities, duties and obligations of the Servicer or Master Servicer, as applicable, hereunder and (z) in the case of a successor master servicer, acceptable to the Depositor; provided, that, no such resignation by the Servicer or Master Servicer shall become effective until such successor servicer or successor master servicer, as applicable, shall have assumed all of the responsibilities, rights, duties and obligations of the Servicer or Master Servicer, as applicable, hereunder.  Any such determination permitting the resignation of the Servicer or the Master Servicer, as applicable, pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Master Servicer (in the case of the resignation of the Servicer).  Upon any resignation, removal or termination of Wells Fargo Bank as Master Servicer, Wells Fargo Bank shall also be required to resign as Securities Administrator hereunder.  In the event of any such resignation of the Servicer, the successor servicer, shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such termination or resignation had occurred.

The Designated Successor Servicer shall not resign from its duties and obligations hereby imposed on it except upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Designated Successor Servicer causing such a conflict must be of the type and nature carried on by the Designated Successor Servicer or its subsidiaries or Affiliates at the date of this Agreement.  Any such determination permitting the resignation of the Designated Successor Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Master Servicer.

Section 6.04.

Delegation of Duties.

In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those set forth in Section 3.01.  Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation.  The Servicer shall provide the Trustee and the Master Servicer with written notice prior to the delegation of any of its duties to any Person or any of the Servicer’s Affiliates or their respective successors and assigns.

ARTICLE VII

DEFAULT

Section 7.01.

Events of Default.

(a)

The occurrence and continuance of any one of the following events with respect to the Servicer shall constitute a “Servicer Event of Default”:

(i)

(A)

the failure by the Servicer to make any required Servicing Advance as set forth in this Agreement; or (B) any failure by the Servicer to make deposits in the Servicer Custodial Account or remit payments to the Master Servicer for deposit in the Master Servicer Custodial Account, in each case in the amount and manner provided herein, which failure continues unremedied for a period of three (3) Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee, the Master Servicer, the Securities Administrator or the Depositor; or

(ii)

any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which failure materially and adversely affects the Certificateholders and continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, the Master Servicer, the Securities Administrator or the Depositor, or to the Servicer, the Master Servicer, the Securities Administrator, the Depositor, and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates materially adversely affected thereby; or

(iii)

the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer’s affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(iv)

the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

(v)

failure by the Servicer to maintain its license to do business in any jurisdiction where a Mortgaged Property is located if such license is required; provided, however, that such failure shall not constitute a Servicer Event of Default if within 30 days of obtaining knowledge thereof the Servicer has arranged for the subservicing of such Mortgage Loan by a subservicer that satisfies the licensing requirements for the jurisdiction where such Mortgaged Property is located; or

(vi)

an intentional or willful pattern of violations of the Delegated Authority Guidelines by the Servicer.

Holders of not less than 51% of the Voting Rights shall be entitled to waive any such Servicer Event of Default; provided, however, that a Servicer Event of Default described in Section 7.01(a)(i) resulting in a failure to distribute a required payment to Securityholders may be waived only by all of the Securityholders materially adversely affected thereby.  Upon any such waiver of a Servicer Event of Default, such Servicer Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose under this Agreement.

(b)

(i) So long as a Servicer Event of Default shall not have been remedied and be continuing, the Master Servicer may, and at the direction of the Holders of not less than 51% of the Voting Rights shall, by notice then given in writing to the Servicer and the Designated Successor Servicer, terminate all of the rights and obligations of the Servicer as servicer under this Agreement.  Any such notice by the Master Servicer to the Servicer shall also be given to the Rating Agency, the Designated Successor Servicer (if any, the Depositor and the Trustee.  On or after the receipt by the Servicer of such written notice (x) so long as Green Tree is the Designated Successor Servicer hereunder, all rights, responsibilities, duties and obligations under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, immediately shall pass to and be vested in the Designated Successor Servicer as successor servicer pursuant to and under this Section 7.01 and Section 7.05(a), and, without limitation, the Designated Successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things reasonably necessary or appropriate, to effect the purposes of such notice of termination and (y) in the event that Green Tree is no longer the Designated Successor Servicer hereunder, a Servicing Auction shall be conducted by the Master Servicer in accordance with Section 7.01(b)(ii).  The Servicer agrees to cooperate reasonably with the Designated Successor Servicer or the Auction Successor Servicer, as applicable, and Master Servicer in effecting the termination of its rights, responsibilities, duties and obligations hereunder, including, without limitation, the transfer to the Designated Successor Servicer or the Auction Successor Servicer, as applicable, for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans that are required to be deposited in the Servicer Custodial Account by the Servicer.  Upon obtaining written notice or actual knowledge of the occurrence of any Servicer Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to the Master Servicer, the Depositor, the Designated Successor Servicer and the Securities Administrator (who shall in turn give prompt written notice to the Certificateholders at their respective addresses appearing in the Certificate Register).

(ii) In the event that the Servicer receives a notice of termination pursuant to Section 7.01(b)(i) and Green Tree is no longer the Designated Successor Servicer hereunder, the Master Servicer, as soon as reasonably practicable following the delivery of such notice, shall conduct an auction (a “Servicing Auction”) in order to appoint a successor servicer hereunder in the following manner:

(A) The Master Servicer shall solicit Bids from at least five prospective servicers, each of which is (i) an established housing and home finance institution, bank or other mortgage loan or equity loan servicer having a net worth of not less than $10,000,000 and (ii) capable of assuming all of the responsibilities, duties and obligations of the Servicer hereunder.  The Master Servicer will request that each such Bid be provided to the Master Servicer on or prior to the fifteenth Business Day after the termination of the Servicer (the “Auction Date”).  Within two Business Days following the Auction Date, the Master Servicer shall notify such prospective servicer with the lowest Bid.

(B)

On or prior to the fifteenth day following the Auction Date (such fifteenth day, the “Final Appointment Date”), the Master Servicer shall appoint the Qualifying Successor with the lowest Bid (the “Lowest Successor Rate”) as servicer (the “Auction Successor Servicer”) hereunder pursuant to such documentation as the Master Servicer and such Auction Successor Servicer may reasonably agree; provided, that there will be a commercially reasonable period of transition (not to exceed 45 days following the Final Appointment Date) before all servicing functions and all other rights, duties and obligations of the Servicer under this Agreement will be fully transferred to and assumed by such Auction Successor Servicer (the date on which such transition is complete, the “Servicing Transfer Date”)  Upon the Servicing Transfer Date, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in such Auction Successor Servicer and, without limitation, such Auction Successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things reasonably necessary or appropriate, to effect the purposes of the applicable notice of termination.

(C) In the event no Auction Successor Servicer is appointed on or prior to the Final Appointment Date for any Servicing Auction, the Master Servicer promptly shall conduct another Servicing Auction in substantially the same manner described above.

For the avoidance of doubt, in no event will the Master Servicer be required to act as servicer under this Agreement.  Any reasonable costs incurred by the Master Servicer in connection with a Servicing Auction will be treated as Servicer Default Expenses.

(iii) In the event that the Servicer receives a notice of termination pursuant to Section 7.01(b)(i) and Green Tree is no longer the Designated Successor Servicer hereunder, such Servicer shall continue servicing the Mortgage Loans hereunder until the Servicing Transfer Date.

(c)

The occurrence and continuance of any one of the following events with respect to the Master Servicer shall constitute a “Master Servicer Event of Default”:

(i)

any failure by the Master Servicer to remit amounts to the Securities Administrator for deposit into the Distribution Account in the amount and manner provided herein so as to enable the Securities Administrator to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement which continues unremedied by 12:00 P.M. New York time on the related Distribution Date; or

(ii)

any failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Securities Administrator, the Trustee, the Servicer or the Depositor, or to the Master Servicer, the Depositor, the Securities Administrator, the Servicer and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

(iii)

the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Master Servicer, or for the winding up or liquidation of the Master Servicer’s affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(iv)

the consent by the Master Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to substantially all of its property; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

Holders of not less than 51% of the Voting Rights shall be entitled to waive any such Master Servicer Event of Default; provided, however, that a Master Servicer Event of Default described in Section 7.01(c)(i) resulting in a failure to distribute a required payment to Securityholders may be waived only by all of the Securityholders materially adversely affected thereby.  Upon any such waiver of a Master Servicer Event of Default, such Master Servicer Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose under this Agreement.

(d)

So long as a Master Servicer Event of Default shall not have been remedied and be continuing, the Trustee may, and shall at the direction of the Holders of not less than 51% of the Voting Rights, by notice then given in writing to the Master Servicer, terminate all of the rights and obligations of the Master Servicer as master servicer under this Agreement.  Any such notice by the Trustee to the Master Servicer shall also be given to the Rating Agency, the Depositor, the Designated Successor Servicer, the Securities Administrator, the Servicer and the Custodian.  On or after the receipt by the Master Servicer of such written notice and subject to Section 7.05(c), all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, immediately (and without further action) shall pass to and be vested in the Trustee as successor Master Servicer pursuant to and under this Section 7.01 and Section 7.05(c), and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination; provided, that if the Trustee is unwilling or legally unable to act as successor master servicer, the Trustee may appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or equity servicer acceptable to the Depositor and having a net worth of not less than $10,000,000 and capable of assuming all of the responsibilities, duties and obligations of the Master Servicer under the Pooling and Servicing Agreement and any such appointed successor master servicer shall be vested with all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise and shall be authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of the applicable notice of termination.  Any such appointment shall be evidenced by such documentation as the Trustee and such successor master servicer shall reasonably agree.  In the event that the Master Servicer receives a notice of termination, such Master Servicer shall continue carrying out its duties and obligations as master servicer under this Agreement until the Trustee or any other successor master servicer shall have assumed all of the rights, duties and obligations of the Master Servicer hereunder.  The Master Servicer agrees to cooperate with the Trustee (and any other entity appointed as successor master servicer pursuant to Section 7.05(c)) in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trustee or other successor master servicer for the administration by it of all cash amounts that have been deposited by the Master Servicer in the Master Servicer Custodial Account or thereafter received by the Master Servicer with respect to the Mortgage Loans.  Upon obtaining written notice or actual knowledge of the occurrence of any Master Servicer Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to the Rating Agency, the Servicer, the Depositor, the Trustee and the Securities Administrator (who shall in turn give prompt written notice to the Certificateholders at their respective addresses appearing in the Certificate Register).

(e)

If the Master Servicer and the Securities Administrator are the same Person, then upon any resignation or termination of the Master Servicer hereunder, the Securities Administrator shall resign or be terminated as securities administrator hereunder and replaced as provided in Sections 8.07 and 8.08.

Section 7.02.

Remedies of Trustee.

(a)

During the continuance of any Master Servicer Event of Default, so long as such Master Servicer Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith).  Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Master Servicer Event of Default.

Section 7.03.

Directions by Certificateholders and Duties of Trustee During Master Servicer Event of Default.

Subject to Sections 7.01(c) and (d) hereof, during the continuance of any Master Servicer Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Master Servicer or any successor Master Servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby and, provided, further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would subject the Trustee to a risk of personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

Section 7.04.

Action upon Certain Failures of the Master Servicer and upon Master Servicer Event of Default.

In the event that a Responsible Officer of the Trustee shall have actual knowledge of any failure of the Master Servicer specified in Section 7.01(c)(i) or (ii) which would become a Master Servicer Event of Default upon the Master Servicer’s failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer.  If a Responsible Officer of the Trustee shall have actual knowledge of a Master Servicer Event of Default, the Trustee shall give prompt written notice thereof to the Securities Administrator and the Securities Administrator shall give prompt written notice thereof to the Certificateholders.

Section 7.05.

Successor Servicers to Act; Trustee to Act; Appointment of Successor.

(a)

If the Designated Successor Servicer or any other successor servicer becomes servicer hereunder pursuant to Section 7.01(b) or if any successor servicer is appointed pursuant  to Section 6.03, the Designated Successor Servicer or successor servicer, as applicable, shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein, and shall be subject to all the responsibilities, duties and obligations relating thereto placed on the Servicer by the terms and provisions hereof, including, but not limited to, those set forth in Section 3.01(f) hereof.  Any successor servicer shall be (i) an established housing and home finance institution, bank or other mortgage loan or equity loan servicer having a net worth of not less than $10,000,000 and (ii) capable of assuming all of the rights, responsibilities, duties and obligations of the Servicer hereunder.  The appointment of a successor servicer (including the Designated Successor Servicer) shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its resignation or termination as Servicer, nor shall any successor servicer (including the Designated Successor Servicer) be liable for any acts or omissions of the predecessor Servicer or for any breach by such predecessor Servicer of any of its representations or warranties contained herein or in any related document or agreement.  The Master Servicer and Designated Successor Servicer or other successor servicer appointed pursuant to Section 6.03 or Section 7.01(b)(ii) hereof shall take such action, consistent with this Agreement, as shall reasonably be necessary to effectuate any such succession.  All Servicer Default Expenses shall be paid by the Servicer in accordance with Section 3.01(a) hereof.

(b)

(i) Any successor, including the Designated Successor Servicer, to the Servicer shall, during the term of its service as servicer hereunder, maintain in force (x) a policy or policies of insurance covering errors and omissions and (y) a fidelity bond, in each case to the same extent as the Servicer is so required pursuant to Section 3.10.  Any successor, including the Designated Successor Servicer, to the Servicer hereunder shall be deemed to have made, in all material respects, the representations and warranties set forth in Section 2.05 as of the first date on which such successor has assumed all of the rights, duties and obligations of the servicer hereunder.

(ii) In connection with any termination or resignation of the Servicer, (A) for the avoidance of doubt, such terminated or resigned Servicer shall remain liable for its actions or omissions as Servicer hereunder and (B) the terminated or resigned Servicer shall be entitled to receive any amount owing to it under Section 3.08(a) in connection with its term as Servicer hereunder including, but not limited to, reimbursement for any Servicing Advances made prior to such termination or resignation which, for the avoidance of doubt, shall be paid to such terminated or resigned Servicer by the successor servicer from the Servicer Custodial Account or the Master Servicer from the Master Servicer Custodial Account, as applicable, at such time as withdrawal would be permitted if such successor servicer or Master Servicer were reimbursing itself or the successor servicer, respectively, for such Servicing Advances.  For the avoidance of doubt, the Master Servicer shall have no obligation to act as servicer hereunder.

(c)

The Trustee or other successor master servicer determined pursuant to Section 7.01 or Section 6.03 shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein, and shall be subject to all the responsibilities, duties and obligations relating thereto placed on the Master Servicer by the terms and provisions hereof.  The parties hereto agree that (i) the Trustee or any other successor master servicer, in its capacity as successor master servicer, shall assume all of the obligations of the Master Servicer under this Agreement, (ii) the Trustee or any other successor master servicer, in its capacity as successor master servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts and (iii) under no circumstances shall any provision of this Agreement be construed to require the Trustee or any other successor master servicer to be liable for any losses or acts or omissions of the predecessor Master Servicer hereunder.  As compensation therefor, the Trustee (or any other successor master servicer) shall be entitled to such compensation as the resigning or terminated Master Servicer would have been entitled to hereunder if no such notice of resignation or termination had been given.  Any successor master servicer shall be (i) an established housing and home finance institution, bank or other mortgage loan or equity servicer having a net worth of not less than $10,000,000 and (ii) capable of assuming all of the responsibilities, duties and obligations of the Master Servicer hereunder; provided, that no such housing and home finance institution, bank or other mortgage loan or equity loan servicer shall become master servicer hereunder without the prior written consent of the Depositor; provided, further, that the Depositor shall be deemed to have consented to the Trustee becoming master servicer hereunder.  The appointment of a successor master servicer shall not affect any liability of the predecessor Master Servicer which may have arisen under this Agreement prior to its termination or resignation as Master Servicer, nor shall any successor master servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by such predecessor Master Servicer of any of its representations or warranties contained herein or in any related document or agreement.  The predecessor Master Servicer and the Trustee (or any other successor master servicer) shall take such action, consistent with this Agreement, as shall be necessary to effectuate the succession of any successor master servicer to the rights, duties and obligations of master servicer hereunder.  All Master Servicing Transfer Costs shall be paid by the predecessor Master Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Master Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor master servicer or the Trustee, in which case such successor master servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the Trust; provided, that, the aggregate Master Servicing Transfer Costs reimbursed by the Trust to the Trustee and such successor master servicer in connection with any alleged or actual Master Servicer Event of Default shall not exceed $50,000; provided, further, that if any such Master Servicing Transfer Costs paid by the Trust are ultimately reimbursed by the terminated Master Servicer to the successor master servicer or the Trustee, as applicable, after the successor master servicer or the Trustee has been reimbursed therefor, the successor servicer or Trustee, as applicable, shall promptly remit such amounts that are reimbursed to the Master Servicer Custodial Account.

(d)

Any successor, including the Trustee, to the Master Servicer shall, during the term of its service as master servicer hereunder, maintain in force (x) a policy or policies of insurance covering errors and omissions and (y) a fidelity bond, in each case to the same extent as the Master Servicer is so required pursuant to Section 3.10.  Any successor, including the Trustee, to the Master Servicer shall be deemed to have made, in all material respects, the representations and warranties set forth in Section 2.06 as of the date on which such successor becomes Master Servicer hereunder.

Section 7.06.

Notification to Succession.

Upon the appointment of a successor to the Servicer pursuant to this Article VII, the Securities Administrator shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register, the Rating Agency and the Depositor.  Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VII, the Securities Administrator shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and the Depositor.

ARTICLE VIII

THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE CUSTODIAN

Section 8.01.

Duties of Trustee and Securities Administrator.

(a)

The Trustee, prior to the occurrence of a Master Servicer Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge and after the curing or waiver of all such Master Servicer Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement.  In case a Master Servicer Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a reasonably prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished pursuant to any provision of this Agreement.  If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee or the Securities Administrator, as the case may be, shall notify the Certificateholders of such instrument in the event that the Trustee or the Securities Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

(b)

No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act, its own bad faith, its own fraud, its own willful misfeasance or its own reckless disregard of its duties and obligations hereunder; provided, however, that:

(i)

Prior to the occurrence of a Master Servicer Event of Default, and after the curing or waiver of all such Master Servicer Events of Default which may have occurred,

the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to it which on their face do not contradict the requirements of this Agreement;

(ii)

Neither the Trustee nor the Securities Administrator shall be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of such party, unless it shall be proved that the Trustee or the Securities Administrator, as the case may be, was negligent in ascertaining the pertinent facts;

(iii)

[Reserved]

(iv)

The Trustee shall not be charged with knowledge of a Servicer Event of Default or Master Servicer Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office of the Trustee obtains actual knowledge of such Servicer Event of Default or Master Servicer Event of Default or any Responsible Officer of the Trustee receives written notice of such Servicer Event of Default or Master Servicer Event of Default at its Corporate Trust Office from any of the other parties to this Agreement or any Certificateholder; and

(v)

Except to the extent provided in Section 7.05 in respect of the Trustee as successor Master Servicer, no provision in this Agreement shall require the Trustee or the Securities Administrator to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee or Securities Administrator hereunder, or in the exercise of any of its rights or powers, if the Trustee or the Securities Administrator shall have reasonable grounds for believing that repayment of funds or adequate indemnity or security satisfactory to it against such risk or liability is not reasonably assured to it.

Section 8.02.

Certain Matters Affecting the Trustee and the Securities Administrator.

(a)

Except as otherwise provided in Section 8.01:

(i)

The Trustee and the Securities Administrator may request and rely upon, and shall be protected in acting or refraining from acting upon, any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)

The Trustee and the Securities Administrator may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

(iv)

[Reserved]

(v)

Prior to the occurrence of a Master Servicer Event of Default and after the curing of all Master Servicer Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by the Majority Certificateholders; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding;

(vi)

The Trustee shall not be accountable, have any liability or make any representation as to any acts or omissions hereunder of the Servicer, Master Servicer or Custodian until, with respect to the Master Servicer, such time as the Trustee may be required to act as Master Servicer pursuant to Section 7.05;

(vii)

The Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, but the Trustee or the Securities Administrator, as applicable, shall remain obligated and liable to the other parties hereto and the Certificateholders for any such execution, powers and duties in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such agency, attorney or custodial arrangements.

(viii)

The right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty.

Section 8.03.

Neither the Trustee nor the Securities Administrator is Liable for Certificates or Mortgage Loans.

None of the recitals contained herein and in the Certificates (other than the signature of the Securities Administrator on the Certificates) shall be taken as the statements of the Securities Administrator or the Trustee, and neither the Trustee nor the Securities Administrator assumes any responsibility for the correctness of the same.  Neither the Trustee nor the Securities

Administrator makes any representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature of the Securities Administrator on the Certificates) or of any Mortgage Loan or Related Document.  Neither the Trustee nor the Securities Administrator shall be accountable for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Master Servicer Custodial Account by the Master Servicer until any such funds are deposited into the Distribution Account.  Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation:  the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the master servicer pursuant to Section 7.05(d) and thereupon only for the acts or omissions of the Trustee as the successor to the Master Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the master servicer pursuant to Section 7.05(d) and thereupon only for the acts or omissions of the Trustee as the successor to the Master Servicer); the compliance by the Depositor or the Master Servicer (other than if the Trustee shall assume the duties of the master servicer pursuant to Section 7.05(d) and thereupon only for the acts and omissions of the Trustee as the successor to the Master Servicer) with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee’s or Securities Administrator’s receipt of written notice or actual knowledge of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom (other than if the Trustee shall assume the duties of the master servicer pursuant to Section 7.05(d) and thereupon only for the acts and omissions of the Trustee as the successor to the Master Servicer); the acts or omissions of any of the Master Servicer (other than if the Trustee shall assume the duties of the master servicer pursuant to Section 7.05(d) and thereupon only for the acts and omissions of the Trustee as the successor to the Master Servicer), or any Mortgagor; any action of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.05(d) and thereupon only for the acts or omissions of the Trustee as the successor to the Master Servicer), taken in the name of the Trustee or the Securities Administrator; the failure of the Master Servicer to act or perform any duties required of it as agent of the Trustee hereunder (other than if the Trustee shall assume the duties of the master servicer pursuant to Section 7.05(d) and thereupon only for the acts and omissions of the Trustee as the successor to the Master Servicer); or any action by the Trustee or the Securities Administrator taken at the instruction of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.05(d) and thereupon only for the acts or omissions of the Trustee as the successor to the Master Servicer); provided, however, that the foregoing shall not relieve the Trustee and the Securities Administrator of their obligation to perform their respective duties under this Agreement.  Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to them hereunder.

Section 8.04.

Trustee and Securities Administrator May Own Certificates.

Each of the Trustee and the Securities Administrator in their individual or any other capacities may become an owner or pledgee of Certificates with the same rights as they would have if it were not the Trustee or the Securities Administrator, as the case may be, and may transact any banking and trust business with the Servicer, the Master Servicer, the Custodian, the Depositor or their Affiliates.

Section 8.05.

Trustee, Custodian and Securities Administrator Compensation and Expenses.

 The Trustee, as compensation for its services hereunder, shall be entitled to a fee in an amount agreed upon between the Trustee and the Master Servicer, payable by the Master Servicer out of its own funds and not out of any funds of the Trust Fund.  The Securities Administrator shall be entitled to the Securities Administrator Distribution Account Reinvestment Income and its portion of the Administration Fee as compensation for its services hereunder.  The Custodian, as compensation for its services hereunder, shall be entitled to its portion of the Administration Fee.  Except as otherwise provided herein, none of the Trustee, the Custodian or the Securities Administrator shall be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee, the Custodian or the Securities Administrator, as applicable, in the ordinary course of its duties as Trustee, Custodian or Securities Administrator.  This Section shall survive termination of this Agreement or the resignation or removal of the Trustee, the Custodian or the Securities Administrator.

Section 8.06.

Eligibility Requirements for Trustee and Securities Administrator.

The Trustee and the Securities Administrator shall at all times be an entity duly organized and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and a minimum long-term debt rating of “BBB” by S&P and a long term debt rating of at least “Baa2” or better by Moody’s and subject to supervision or examination by federal or state authority.  The Trustee shall not be an affiliate of the Depositor, the Servicer or the Master Servicer.  If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust shall not be a taxable entity under the laws of such state.  In case at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provision of this Section 8.06, the Trustee or the Securities Administrator, as the case may be, shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.

Resignation or Removal of Trustee or Securities Administrator.

The Trustee or the Securities Administrator may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the other parties to this Agreement.  Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee or Securities Administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee or Securities Administrator, as applicable, and one copy to the successor Trustee or Securities Administrator, as the case may be.  If no successor Trustee or Securities Administrator, as applicable, shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator, as the case may be.

If at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator or of their respective property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator or of their respective property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee or the Securities Administrator, as the case may be, and appoint a successor Trustee or Securities Administrator, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee or Securities Administrator so removed and one copy to the successor Trustee or Securities Administrator, as applicable.

The Majority Certificateholders may at any time remove the Trustee or the Securities Administrator, as the case may be, by written instrument or instruments delivered to the other parties to this Agreement; the Depositor shall thereupon use its reasonable best efforts to appoint a successor Trustee or Securities Administrator, as the case may be.

Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor Trustee or Securities Administrator, as applicable, pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor Trustee or Securities Administrator, as the case may be, as provided in Section 8.08.

If the Securities Administrator and the Master Servicer are the same Person, then upon any resignation or termination of the Securities Administrator hereunder, the Master Servicer shall resign or be terminated as master servicer hereunder and replaced substantially in the manner set forth in Section 7.05.

Section 8.08.

Successor Trustee or Securities Administrator.

Any successor Trustee or Securities Administrator appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Designated Successor Servicer, the Servicer, the Master Servicer, the Custodian and to its predecessor Trustee or Securities

Administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee or Securities Administrator, as the case may be, shall become effective, and such successor Trustee or Securities Administrator, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Securities Administrator, as the case may be.  The other parties to this Agreement and the predecessor Trustee or Securities Administrator, as the case may be, shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee or Securities Administrator, as applicable, all such rights, powers, duties and obligations.

No successor Trustee or Securities Administrator shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor Trustee or Securities Administrator, as applicable, shall be eligible under the provisions of Section 8.06.

Upon acceptance of appointment by a successor Trustee or Securities Administrator, as applicable, as provided in this Section 8.08, the Master Servicer shall mail notice of the succession of such Trustee or Securities Administrator, as the case may be, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.  If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee or Securities Administrator, as applicable, the successor Trustee or Securities Administrator, as the case may be, shall cause such notice to be mailed at the expense of the Master Servicer.

Section 8.09.

Merger or Consolidation of Trustee, Securities Administrator or Custodian.

Any entity into which the Trustee, the Securities Administrator or Custodian, as applicable, may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee, Securities Administrator or Custodian, as applicable, shall be a party, or any entity succeeding to the business of the Trustee, the Securities Administrator or Custodian, as the case may be, shall, if such entity shall be eligible under the provisions of Sections 8.06 and 8.08 or 8.16, as applicable, be the successor hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 8.10.

Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable.  Any such co-trustee or separate trustee shall be subject to the written approval of the Master Servicer.  If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case a Master Servicer Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 8.06, and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.  Any fees and expenses of any co-trustee or separate trustee appointed hereunder shall be an expense of the Trust.

Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)

all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(ii)

no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

(iii)

the Depositor and the Trustee, acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor and the Master Servicer.

Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

Section 8.11.

Limitation of Liability.

The Certificates are executed by the Securities Administrator, not in its individual capacity but solely as Securities Administrator of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement.  Each of the undertakings and agreements made on the part of the Securities Administrator in the Certificates is made and intended not as a personal undertaking or agreement by the Securities Administrator but is made and intended for the purpose of binding only the Trust.

Section 8.12.

Trustee or Securities Administrator May Enforce Claims Without Possession of Certificates.

(a)

All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee or the Securities Administrator, as the case may be, without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee or the Securities Administrator, as the case may be, shall be brought in its own name or in its capacity as Trustee or the Securities Administrator, as the case may be.  Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee or the Securities Administrator, as the case may be, or their agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

(b)

The Trustee shall afford the Depositor, the Designated Successor Servicer, the Servicer, the Master Servicer, the Securities Administrator and each Certificateholder upon reasonable notice during the Trustee’s normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties.  The Trustee shall cooperate fully with the Servicer, the Designated Successor Servicer, the Master Servicer, the Securities Administrator, the Depositor and such Certificateholder and shall make available to the Servicer, the Designated Successor Servicer, the Master Servicer, the Securities Administrator, the Depositor and such Certificateholder for review and copying at the expense of the party requesting such copies, such books, documents or records as may be requested with respect to the Trustee’s duties hereunder.  The Servicer, the Master Servicer, the Securities Administrator, the Depositor and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

(c)

The Securities Administrator shall afford the Depositor, the Servicer, the Designated Successor Servicer, the Master Servicer, the Trustee and each Certificateholder upon reasonable notice during the Securities Administrator’s normal business hours, access to all records maintained by the Securities Administrator in respect of its duties hereunder and access to officers of the Securities Administrator responsible for performing such duties.  The Securities Administrator shall cooperate fully with the Servicer, the Designated Successor Servicer, the Master Servicer, the Trustee, the Depositor and such Certificateholder and shall make available to the Servicer, the Designated Successor Servicer, the Master Servicer, the Trustee, the Depositor and such Certificateholder for review and copying at the expense of the party requesting such copies, such books, documents or records as may be requested with respect to the Securities Administrator’s duties hereunder.  The Servicer, the Designated Successor

Servicer, the Master Servicer, the Trustee, the Depositor and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Securities Administrator and are not obligated to supervise the performance of the Securities Administrator under this Agreement or otherwise.

Section 8.13.

Suits for Enforcement.

In case a Servicer Event of Default, Master Servicer Event of Default or other default by the Servicer or the Master Servicer, as applicable, hereunder shall occur and be continuing, the Trustee may proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, and subject to the foregoing, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders upon receipt of satisfactory indemnification from Certificateholders pursuant to Section 7.03.

Section 8.14.

Waiver of Bond Requirement.

The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

Section 8.15.

Waiver of Inventory, Accounting and Appraisal Requirement.

The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

Section 8.16.

Appointment of Custodian.

(a)

The Custodian shall at all times be (i) an entity duly organized and validly existing under the laws of the United States of America or any state thereof, (ii) qualified to do business in the jurisdiction in which it holds a Mortgage File and (iii) a depository institution subject to supervision by federal or state authority with a combined capital and surplus of at least $10,000,000.  Wells Fargo Bank, N.A. shall initially be the Custodian hereunder and the Trustee shall have no responsibility or liability for any act or omission of Wells Fargo Bank, N.A., as the Custodian.  The Custodian shall not resign from its duties and obligations hereby imposed on it except (x) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Custodian causing such a conflict must be of the type and nature carried on by the Custodian or its subsidiaries or Affiliates at the date of this Agreement or (y) upon the Custodian providing written notice of its resignation to each of the parties hereto and the appointment by the Trustee of a successor custodian which satisfies the requirements set forth in this Section 8.16 to act as custodian hereunder; provided, that, no such resignation by the Custodian shall become effective until a successor custodian, appointed by the Trustee, shall have assumed all of the rights, responsibilities, duties and obligations of the Custodian hereunder.  Upon any such assumption  of all such rights, responsibilities, duties and obligations by a successor custodian, the successor custodian shall mail notice of such assumption to each other party hereto.

ARTICLE IX

REMIC AND GRANTOR TRUST ADMINISTRATION

Section 9.01.

REMIC Administration.

(a)

The Securities Administrator shall timely make or cause to be made a REMIC election for each Trust REMIC as set forth in the Preliminary Statement on IRS Form 1066 or other appropriate federal Tax Return or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued on or prior to the date such election is due (plus any extensions available under applicable law).  Such election shall designate the Lower Tier Regular Interests as the “regular interests” and the Class LR Interest as the single class of “residual interest” in the Lower Tier REMIC and the Upper Tier Regular Interests as the “regular interests” and the Class UR Interest as the single class of “residual interest” in the Upper Tier REMIC, each as set forth in the Preliminary Statement.  The Securities Administrator shall, upon request, provide or cause to be provided a copy of such election to the Holder of the Class R Certificate on or prior to the date such election is due (plus any extensions available under applicable law).  The Securities Administrator shall timely file or cause to be filed such election via U.S. certified mail return receipt requested no later than the date such election is due (plus any extensions available under applicable law) and upon request, provide confirmation to the Holder of the Class R Certificate that such election has been filed.

(b)

The Closing Date is hereby designated as the “Startup Day” of each Trust REMIC within the meaning of Section 860G(a)(9) of the Code.

(c)

The Securities Administrator shall pay any and all tax related expenses (not including taxes, except as provided in Section 9.03) of each Trust REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to a Trust REMIC that involve the Internal Revenue Service or state or local tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder.  Except as provided in Section 9.01(d) below, the Securities Administrator shall be entitled to withdraw the amount of expenses to the extent provided in clause (i) above from the Distribution Account.

(d)

The Securities Administrator shall prepare or cause to be prepared, the Trustee shall sign and the Securities Administrator shall timely file or cause to be timely filed, each Trust REMIC’s federal and state Tax Returns and information returns (including, but not limited to, IRS Form 8811 and IRS Form 1066, including Schedule Q) as the Trust REMICs’ direct representative.  The expenses of preparing and filing such returns shall be borne by the Securities Administrator.

(e)

The Holder of the Class R Certificate shall be the “tax matters person” as defined in the REMIC Provisions (the “Tax Matters Person”) with respect to each Trust REMIC, and the Securities Administrator is irrevocably designated as and shall act as attorney-in-fact and agent for such Tax Matters Person for each Trust REMIC.  Subject to Section 9.01(a), the Securities Administrator as agent for the Tax Matters Person shall perform, on behalf of each Trust REMIC, all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, the Treasury regulations or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.  Among its other duties, if required by the Code, the REMIC Provisions or state or local law, or other such guidance, the Securities Administrator, as agent for the Tax Matters Person, shall timely provide (i) to the Treasury or other governmental authority such information as is necessary for the computation of any tax relating to the transfer of the Class R Certificate to any disqualified person or organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions or state or local law, including, but not limited to, IRS Forms 1099-INT, IRS Forms 1099-OID and the information required to be provided to the Holders of the Certificates under Treasury regulations § 1.6049-7(e) and § 1.6049-7(f).

(f)

Each of the parties to this Agreement and the Holders of Certificates shall take any action or cause any Trust REMIC to take any action necessary to create or maintain the status of each Trust REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status.  None of the parties to this Agreement or the Holder of the Class R Certificate shall take any action or cause any Trust REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any Trust REMIC as a REMIC or (ii) result in the imposition of United States federal income tax upon any Trust REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on contributions after the startup day set forth on Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”) unless the Trustee and the Securities Administrator have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action shall not endanger such status or result in the imposition of such a tax.  In addition, prior to taking any action with respect to any Trust REMIC or the assets therein, or causing any Trust REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of the Class R Certificate shall consult with the Trustee and the Securities Administrator, or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any Trust REMIC, and no such Person shall take any such action or cause any Trust REMIC to take any such action as to which the Trustee or the Securities Administrator has advised it in writing that an Adverse REMIC Event could occur.

(g)

Subject to Section 9.03, the Holder of the Class R Certificate shall pay when due any and all taxes imposed on each Trust REMIC formed under this Agreement by federal or state governmental authorities, but only from amounts, if any, distributable thereon.  To the extent that such REMIC taxes are not paid by the Class R Certificateholder, subject to Section 9.03, the Securities Administrator shall pay any remaining REMIC taxes out of future amounts otherwise distributable to the Holder of the Class R Certificate or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to Holders of the Certificates.

(h)

The Securities Administrator, shall, for federal income tax purposes, maintain or cause to be maintained books and records with respect to each Trust REMIC formed under this Agreement on a calendar year and on an accrual basis.

(i)

No additional contributions of assets shall be made to any Trust REMIC.

(j)

None of the parties to this Agreement shall enter into any arrangement by which the REMIC shall receive a fee or other compensation for services.

(k)

Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the “latest possible maturity date” of the regular interests in the Lower Tier REMIC and the Upper Tier REMIC is the date three years following the maturity of the latest maturing Mortgage Loan.

Section 9.02.

Prohibited Transactions and Activities.

None of the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian or the Trustee shall sell or dispose of any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Lower Tier REMIC pursuant to Article X of this Agreement, (iv) a repurchase of Mortgage Loans pursuant to Article II of this Agreement or (v) a sale of a Mortgage Loan pursuant to Section 3.02 of this Agreement, nor acquire any assets for any Trust REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any Trust REMIC after the Closing Date, unless such party has received an Opinion of Counsel (at the expense of the party causing such sale or disposition) that such disposition, acquisition or acceptance shall not (a) affect adversely the status of any Trust REMIC as a REMIC or (b) cause any Trust REMIC to be subject to a tax on prohibited transactions or contributions after the startup day pursuant to the REMIC Provisions.

Section 9.03.

Payment with Respect to Certain Taxes.

In the event that any tax is imposed on “prohibited transactions” of any Trust REMIC as defined in Section 860F(a)(2) of the Code, on the “net income from foreclosure property” of any Trust REMIC as defined in Section 860G(c) of the Code, on any contribution to any Trust REMIC after the startup day pursuant to Section 860G(d) of the Code or for any other reason on any Trust REMIC, such tax shall be paid by (i) the Securities Administrator, to the extent any such tax arises out of or results from a breach by the Securities Administrator of any of its obligations under Article IX of this Agreement or any other provision of this Agreement relating to the administration of the Trust REMICs, (ii) the Servicer, to the extent any such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement, (iii) the Master Servicer, to the extent any such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement, and (iv) the Trust Fund, in all other cases or in the event that the Securities Administrator, the Servicer or the Master Servicer fails to honor its obligations under the preceding clauses (i), (ii) and (iii).

Section 9.04.

Grantor Trust Administration.

(a)

The Securities Administrator shall treat the portions of the Trust Fund consisting of the right of the Offered Certificates to receive Cap Carryover Amounts, the obligation of Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates and the Class CE Certificates to pay Cap Carryover Amounts, and the Grantor Trust Subaccount and any other rights and obligations with respect thereto as the Grantor Trust and provisions of this Agreement shall be interpreted consistently with this treatment.  Funds in the Grantor Trust Subaccount shall remain uninvested.

(b)

The Securities Administrator shall account for the Grantor Trust and the respective assets and rights and obligations with respect thereto as, for United States federal tax purposes, a grantor trust as described in Subpart E of Part I of Subchapter J of the Code and Treasury regulation §301.7701-4(c) and not as assets of any Trust REMIC.  The Securities Administrator shall apply for a taxpayer identification number for the grantor trust on IRS Form SS-4 and any similarly required state or local forms for the grantor trust.  The Securities Administrator shall furnish or cause to be furnished to the Holders of the related Certificates and shall file or cause to be filed such forms as may be required by the Code and regulations promulgated thereunder and any similar state or local laws with respect to the allocable shares of income and expenses with respect to the assets of the grantor trust at the time and in the manner required by the Code and regulations promulgated thereunder and any similar state or local laws.  The Trustee shall sign any such forms presented by the Securities Administrator to the Trustee for signature.

(c)

The grantor trust shall be treated as a WHFIT that is a NMWHFIT unless or until otherwise required by applicable law.  The Securities Administrator shall report as required under the WHFIT Regulations to the extent such information as is reasonably necessary to enable the Securities Administrator to do so, and is not in its possession, is provided to the Securities Administrator on a timely basis.  The Depositor shall pay for any tax reporting penalties that may arise as a result of the Depositor incorrectly determining the status of a grantor trust as a WHFIT.

(d)

The Securities Administrator shall report required WHFIT information using either the cash or accrual method as required by the WHFIT Regulations.  The Securities Administrator shall be under no obligation to determine whether any Certificateholder or other beneficial owner of a Certificate uses the cash or accrual method.  The Securities Administrator shall make available information as required by the WHFIT Regulations to Certificateholders annually.  In addition, the Securities Administrator shall not be responsible or liable for providing subsequently amended, revised or updated information to any Certificateholder, unless requested by the Certificateholder.

(e)

Absent receipt of information regarding any sale of Certificates, including the price, amount of proceeds and date of sale from the beneficial owner thereof, the Depositor and the Securities Administrator may assume there is no secondary market trading of WHFIT interests.

(f)

To the extent required by the WHFIT Regulations, the Securities Administrator shall use reasonable efforts to publish on an appropriate website the CUSIPs for the Certificates that represent ownership of a WHFIT.  The Securities Administrator shall make reasonable good faith efforts to keep the website accurate and updated to the extent CUSIPs have been received.  The Securities Administrator shall not be liable for investor reporting delays that result from the receipt of inaccurate or untimely CUSIP information.

ARTICLE X

TERMINATION

Section 10.01.

Termination.

(a)

The respective obligations and responsibilities of the Servicer, the Depositor, the Designated Successor Servicer, the Trustee, the Master Servicer, the Securities Administrator, the Custodian and the Certificate Registrar created hereby (other than the obligation of the Securities Administrator to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Securities Administrator to send certain notices as hereinafter set forth) shall terminate upon notice to the Securities Administrator upon the earlier of (i) the final payment or other liquidation of the last Mortgage Loan in the Trust, and (ii) the optional purchase of the Mortgage Loans by the Terminating Party as described below.  Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

On any Distribution Date on which the aggregate current Stated Principal Balance of all Mortgage Loans and REO Properties is less than or equal to 10% of the aggregate Pool Balance of the Mortgage Loans as of the Cut-off Date, the Depositor or, if on any such Distribution Date the Depositor elects not to, the Servicer may, at its option, terminate the Trust Fund and retire the Certificates by purchasing all of the outstanding Mortgage Loans and REO Properties in the Trust Fund at a price equal to the sum of (a) the aggregate unpaid Stated Principal Balance of the Mortgage Loans plus accrued interest thereon at the weighted average of the Mortgage Interest Rates then in effect, (b) any unreimbursed Servicing Advances allocable to such Mortgage Loans and any unreimbursed Servicing Fees and Designated Successor Servicer Fees and (c) the fair market value of any related REO Properties in the Trust Fund (such price, the “Termination Price” and the party purchasing such Mortgage Loans and REO Properties at the Termination Price, the “Terminating Party”); provided, that, neither the Depositor nor the Servicer may exercise such option on any Distribution Date unless the following conditions are satisfied: (i) the entire outstanding Certificate Principal Balance of the Offered Certificates plus Accrued Certificate Interest thereon shall be paid in full on such Distribution Date, (ii) any Reimbursement Amount owed to the Trust pursuant to Section 2.03 hereof has been paid and (iii) any accrued and unpaid Administration Fees and Administration Expenses owing to the Master Servicer, Custodian, Trustee, the Designated Successor Servicer or the Securities Administrator shall be paid in full on or prior to such Distribution Date.

Any such purchase shall be initiated by delivery before such Distribution Date of the Termination Price to the Securities Administrator for deposit into the Distribution Account as part of Available Funds; provided, that if the Terminating Party so delivers the Termination Price to the Securities Administrator and any of the conditions set forth in the preceding paragraph or in Section 10.02(a) is not satisfied on such Distribution Date, the Securities Administrator shall promptly return the Termination Price to the Terminating Party.  On or promptly following the Distribution Date on which such optional termination is exercised, the Custodian shall return all Mortgage Files to the Terminating Party, and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Terminating Party shall furnish to it and as shall reasonably be necessary to vest in the Terminating Party any Mortgage Loan released pursuant hereto and neither the Trustee nor the Custodian shall have any further responsibility with regard to such Mortgage Loan.

(b)

Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Securities Administrator for payment of the final distribution and cancellation shall be given by the Terminating Party to the Securities Administrator no later than the 10th day of the month of the final distribution. The Securities Administrator shall give notice to the Certificateholders of such final distribution by letter mailed to the Certificateholders not later than the 15th day of the month of such final distribution specifying (1) the Distribution Date upon which final distribution of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Securities Administrator therein designated, (2) the amount of any such final distribution (to the extent determinable at the time such notice is given) and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Securities Administrator therein specified.  Not less than five (5) Business Days prior to the Distribution Date, the Securities Administrator shall notify the Depositor and the Terminating Party of the amount of any unpaid Reimbursement Amount owed to the Trust.

(c)

Upon presentation and surrender of the Certificates, the Securities Administrator shall cause to be distributed to the Holders of the Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Class and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to such Holders in accordance with the provisions of Sections 4.01 and 4.02 for such Distribution Date.

(d)

In the event that all Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final Distribution Date, the Securities Administrator shall, on and after such Distribution Date, cause all funds in the Distribution Account not distributed in final distribution to Certificateholders to continue to be held by the Securities Administrator in an Eligible Account for the benefit of such Certificateholders, and the Securities Administrator shall give a second written notice to the remaining Certificateholders, to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within nine months after the final Distribution Date all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholder shall be entitled to all unclaimed funds and other assets of the Trust Estate and the Securities Administrator upon transfer of such funds to the Class R Certificateholder shall be discharged of any responsibility for such funds, and all other Certificateholders shall look to the Class R Certificateholder for payment.

Section 10.02.

Additional Termination Requirements.

(a)

In the event that the Terminating Party initiates an optional termination as provided in Section 10.01, the Trust shall be terminated only in accordance with the following additional requirements, unless the Securities Administrator shall have been furnished with an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section will not (i) result in the imposition of taxes on “prohibited transactions” of any Trust REMIC as defined in Section 860F of the Code on any Trust REMIC or (ii) cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(i)

Within 90 days prior to the final Distribution Date set forth in the notice given pursuant to Section 10.01, the Securities Administrator shall adopt a plan of liquidation for the Trust REMICs created hereunder specifying the first day in the 90-day liquidation period and meeting the requirements of a “qualified liquidation” under Section 860F of the Code and any regulations thereunder.  The Securities Administrator shall attach such plans of liquidation to each Trust REMIC’s final tax return;

(ii)

After the date of adoption of such plan of complete liquidation and at or prior to the final Distribution Date, the Securities Administrator shall sell all of the assets of the Trust to the Terminating Party for cash; and

(iii)

At the time of the making of the final payment on the Certificates, the Securities Administrator shall distribute or credit, or cause to be distributed or credited, in the order of priority set forth in Sections 4.01 and 4.02 and then to the Class R Certificateholder, all cash on hand in respect of each Trust REMIC after such payment (other than cash retained to meet claims) in complete liquidation of the Trust REMICs and the Trust shall terminate at such time.

(b)

By their acceptance of Certificates, the Holders thereof hereby appoint the Securities Administrator as their attorney in fact to:  (i) adopt such plans of complete liquidation and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plans of complete liquidation all in accordance with the terms hereof.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01.

Amendment.

(a) Subject to Section 11.01(b), this Agreement may be amended, modified or waived from time to time by the Depositor, the Servicer, the Designated Successor Servicer, the Master Servicer, the Securities Administrator, the Custodian and the Trustee and without the consent of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct, modify or supplement any provision herein which may be inconsistent with any other provision herein or the Offering Circular, (iii) to effect any amendments, modifications or waivers hereto which are not materially inconsistent with the provisions hereof, (iv) to preserve the status of any Trust REMIC as a REMIC, to prevent the imposition of any United States federal income tax on the Trust and otherwise to comply with any requirements imposed by the Code and (v) to preserve the accounting treatment of the transfers of the Mortgage Loans from the Sellers to the Depositor and from the Depositor to the Trust; provided, however, that any amendment effected pursuant to clause (iii) above shall not materially adversely affect in any respect the interests of any Certificateholder, as evidenced by an Opinion of Counsel (which may be based upon an Officer’s Certificate of the Depositor) delivered to the Master Servicer, the Securities Administrator, the Custodian, the Depositor and the Trustee; provided, further that in no event shall the consent of any party that no longer exists (whether as a result of liquidation or otherwise) be required in order to effect any such amendment, modification or waiver.  Any costs of the counsel delivering such Opinion of Counsel shall be borne by the party requesting such amendment.

Subject to Section 11.01(b), this Agreement may be amended, modified or waived from time to time by the Depositor, the Servicer, the Designated Successor Servicer, the Master Servicer, the Securities Administrator, the Custodian and the Trustee, with the consent of Holders holding at least 51% of the Voting Rights of the Certificateholders materially adversely affected by such amendment, modification or waiver for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (x) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Class of Certificates without the consent of the Holders of 100% of such Class of Certificates or (y) reduce the aforesaid percentage of Voting Rights required by this paragraph to consent to any such amendment without the consent of each Holder materially adversely affected thereby; provided, further that in no event shall the consent of any party that no longer exists (whether as a result of liquidation or otherwise) be required in order to effect any such amendment, modification or waiver.

Subject to Section 11.01(b), the Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s or Securities Administrator’s own rights, duties or immunities under this Agreement.

Subject to Section 11.01(b), unless 100% of the Certificateholders consent, neither the Trustee nor the Securities Administrator shall consent to any amendment, modification or waiver to this Agreement unless they shall have first received an Opinion of Counsel, delivered by (and at the expense of) the Person seeking such amendment, to the effect that such amendment will not result in the imposition of United States federal income tax on any Trust REMIC pursuant to the REMIC Provisions or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

In connection with any amendment effected pursuant to this Section 11.01(a), (i) the Securities Administrator and the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted hereunder and that all conditions precedent hereunder to such amendment have been satisfied and (ii) the Securities Administrator shall provide at least five Business Days prior written notice of such amendment to the Rating Agency.  Any costs of the counsel delivering such Opinion of Counsel shall be borne by the party requesting such amendment.

It shall not be necessary for Certificateholders to approve the particular form of any proposed amendment; instead it shall be sufficient if Certificateholders shall approve the substance thereof.  The manner of obtaining the consents and of evidencing the authorization of the execution thereof by Certificateholders to any amendment effected pursuant to this Section 11.01(a) shall be subject to such reasonable regulations as the Securities Administrator may prescribe.

(b) The DAG Party and the Servicer shall review the Delegated Authority Guidelines and its servicer procedures set forth in this Agreement for loss mitigation on Mortgage Loans no less than quarterly and may mutually agree to amend, modify or waive this Agreement and the Delegated Authority Guidelines to adjust such procedures to increase Mortgage Loan performance, increase NPV returns to the Trust Fund and minimize losses to the Issuing Entity and to ensure compliance of the Servicer with the terms of this Agreement; provided, that the Servicer will not agree to amend the Delegated Authority Guidelines unless it determines, in its commercially reasonable discretion, that a prudent mortgage servicing institution that services for its own account, or the account of others, mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, would consent to such amendment; provided, further, that no such amendment, modification or waiver shall be effected unless the Servicer has obtained an Opinion of Counsel to the effect that such amendment, modification or waiver will not result in the imposition of United States federal income tax on any Trust REMIC pursuant to the REMIC Provisions or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.  For the avoidance of doubt, any such amendment, modification or waiver shall not require any Certificateholder consent, the consent of any other party hereto or the delivery of any Officer’s Certificate or Opinion of Counsel (other than the Opinion of Counsel described in the immediately preceding proviso).  In the event that the Delegated Authority Guidelines are amended as described in this Section 11.01(b), the Servicer shall promptly provide a copy of such amended Delegated Authority Guidelines to the Trustee, the Master Servicer, the Securities Administrator and the Rating Agency.  It is understood and agreed that any such amendment, modification or waiver shall not be considered an amendment, modification or waiver for purposes of Section 11.01(a) hereof.

Section 11.02.

Recordation of Agreement; Counterparts.

To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Securities Administrator at the expense of the Trust, but only upon direction of Certificateholders, accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

Section 11.03.

Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

Except as expressly provided for herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as herein provided, and unless also the Holders of Certificates entitled to at least 51% of the Voting Rights agree to such action, suit, or proceeding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.  It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section 11.03 each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04.

Governing Law; Jurisdiction.

This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.  With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

Section 11.05.

Notices.

All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given if (i) personally delivered to, (ii) mailed by first class mail, postage prepaid, (iii) by express delivery service, (iv) delivered by overnight courier or (v) transmitted via email, telegraph or facsimile, in each instance, to (a) in the case of the Trustee, U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota  55107, Attention:  Structured Finance, AGF 2010-1, (b) in the case of the Depositor and the Servicer, 601 N.W. Second Street, Evansville, Indiana 47708 Attn: Treasurer, or such other address as may be furnished to the Trustee in writing, (c) in the case of the Master Servicer, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland  21045, Attention: Client Manager – AGF 2010-1, (d) in the case of the Securities Administrator, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention:  Client Manager – AGF, Series 2010-1, and for Certificate transfer purposes to Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota, 55479, Attention: Corporate Trust Services – AGF, Series 2010-1, (d) in the case of the Custodian 751 Kasota Avenue, Minneapolis, Minnesota 55414, Attention: Document Custody AGF 2010-1, (e) in the case of the Designated Successor Servicer, Green Tree Servicing LLC, 345 St. Peter Street, 1100 Landmark Towers, Saint Paul, Minnesota, 55102-1639, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York, 10019, Attention: Rosalind Fahey Kruse and (f) in the case of Moody’s, Moody’s Investors Services Inc, 250 Greenwich Street, New York, NY 10007.  Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register.  In addition to any other methods of notice delivery described in this Section 11.05, notice of any Servicer Event of Default or Master Servicer Event of Default shall be given by telecopy and by certified mail.  Any notice, direction, demand or communication given to a Certificateholder so mailed within the time prescribed in this Agreement shall be conclusively presumed to have duly been given when mailed, whether or not the Certificateholder receives such notice.  A copy of any notice required to be telecopied hereunder shall also be mailed to the appropriate party in the manner set forth above.  Any such direction, demand, notice or communication provided under this Agreement shall be deemed to have been delivered on the date delivered to the premises of the addressee and (i) if delivered by registered mail, overnight courier or facsimile, as evidenced by the date noted on a return or confirmation of receipt and (ii) if delivered by email, when sent to the address recorded herein.

Section 11.06.

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.07.

Article and Section References.

All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

Section 11.08.

[RESERVED].

Section 11.09.

Third Party Beneficiary.

Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders, American General, the Sellers, the parties hereto, and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

Section 11.10.

Waiver of Jury Trial.

EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

Section 11.11.

Acts of Certificateholders.

(a)

Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and such action shall become effective when such instrument or instruments are delivered to the Trustee, the Servicer, the Master Servicer, the Securities Administrator and the Custodian.  Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “act” of the Certificateholders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Securities Administrator and the Trust, if made in the manner provided in this Section 11.10.

(b)

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Whenever such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

(c)

Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind every future Holder of such Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, the Securities Administrator or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificate.

Section 11.12.

Non-Petition.  Each of the Servicer, the Master Servicer, the Custodian, the Securities Administrator, the Designated Successor Servicer, the Depositor and the Trustee, by entering into this Agreement, the Certificateholders, by accepting a Certificate, and any Advance Financing Person or Financing Person’s Designee, by entering into any Advance Facility, hereby covenant and agree that they shall not at any time institute against the Trust, or join in instituting against the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.  Each of the Servicer, the Master Servicer, the Custodian, the Securities Administrator, the Designated Successor Servicer and the Trustee, by entering into this Agreement, and the Certificateholders, by accepting a Certificate, and any Advance Financing Person or Financing Person’s Designee, by entering into any Advance Facility, hereby covenant and agree that they shall not at any time institute against the Depositor, or join in instituting against the Depositor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.

IN WITNESS WHEREOF, the Depositor, the Servicer, the Designated Successor Servicer, the Master Servicer, the Securities Administrator, the Custodian and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

SIXTH STREET FUNDING LLC,
as Depositor

By:

/s/  Kevin J. Small

Name:  Kevin J. Small

Title:  President

WELLS FARGO BANK, N.A.,
as Master Servicer, as Securities Administrator and as Custodian

By:

/s/  Peter A. Gobell

Name:  Peter A. Gobell

Title:  Vice President

MOREQUITY, INC.,
as Servicer

By:

/s/  Kevin J. Small

Name:  Kevin J. Small

Title:  President

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:

/s/  Diane L. Reynolds

Name:  Diane L. Reynolds

Title:    Vice President

GREEN TREE SERVICING LLC,

as Designated Successor Servicer

By:

/s/  Keith Anderson

Name:  Keith Anderson

Title:  President

STATE OF

Indiana

)

) ss.:
COUNTY OF

Vanderburgh

)

On the 30th day of March, 2010 before me, a notary public in and for said State, personally appeared Kevin J. Small, known to me to be a President of Sixth Street Funding LLC, a Delaware limited liability company that executed the within instrument, and also known to me to be the person who executed it on behalf of said company, and acknowledged to me that such company executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/  Linda C. Meredith

Notary Public

                                                      [AGF 2010-1 -- Pooling & Servicing Agreement]

STATE OF

Maryland

)

) ss.:
COUNTY OF

Baltimore

)

On the 30th day of March, 2010 before me, a notary public in and for said State, personally appeared Peter A. Gobell, known to me to be a Vice President of Wells Fargo Bank, N.A., a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/  Joan Clark

Notary Public

                                              [AGF 2010-1 -- Pooling & Servicing Agreement]

STATE OF

Indiana

)

) ss.:
COUNTY OF

Vanderburgh

)

On the 30th day of March, 2010 before me, a notary public in and for said State, personally appeared Kevin J. Small, known to me to be a President of MorEquity, Inc., a Nevada Corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/  Linda C. Meredith

Notary Public

                                                         [AGF 2010-1 -- Pooling & Servicing Agreement]

STATE OF MINNESOTA

)

) ss.:
COUNTY OF RAMSEY

)

On the 30th day of March 2010, before me, a notary public in and for said State, personally appeared Diane L. Reynolds, known to me to be a Vice President of U.S. Bank National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said company, and acknowledged to me that such association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/  Karen L. Warren

Notary Public

[AGF 2010-1 -- Pooling & Servicing Agreement]

STATE OF MINNESOTA

)

) ss.:
COUNTY OF RAMSEY

)

On the 30th day of March 2010, before me, a notary public in and for said State, personally appeared Keith Anderson, known to me to be a President of Green Tree Servicing LLC, a Delaware limited liability company that executed the within instrument, and also known to me to be the person who executed it on behalf of said company, and acknowledged to me that such association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/  Julie Ann Murphy

Notary Public

[AGF 2010-1 -- Pooling & Servicing Agreement]